Dreyfus Premier
State Municipal
Bond Fund,
Connecticut Series

ANNUAL REPORT April 30, 2001
(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value




                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            17   Financial Highlights

                            20   Notes to Financial Statements

                            25   Report of Independent Auditors

                            26   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------
                                 Back Cover

                                                                       The Fund
                                                                Dreyfus Premier
                                                     State Municipal Bond Fund,
                                                             Connecticut Series
LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, Connecticut Series, covering the 12-month period from May 1, 2000 through April 30, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Samuel Weinstock.

Municipal bonds generally provided attractive returns over the 12-month reporting period. Slowing economic growth and lower short-term interest rates helped boost the value of tax-exempt bonds, as did robust demand from investors fleeing the uncertainty of a falling stock market.

In our view, these divergent results indicate the importance of diversifying among different types of investments. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.
We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment.
Thank you for your continued confidence and support.

Sincerely,



Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 14, 2001



DISCUSSION OF FUND PERFORMANCE

Samuel Weinstock, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Connecticut Series perform during the period?

For the 12-month period ended April 30, 2001, the fund's Class A shares produced a total return of 9.86%, its Class B shares produced a total return of 9.31% and its Class C shares produced a total return of 9.05%.(1) In comparison, the Lipper Connecticut Municipal Debt Funds category average produced a total return of 9.23% for the same period.(2)

We attribute the fund' s strong performance to falling interest rates in a weakening economy as well as surging demand for municipal bonds from investors fleeing a declining stock market. In addition, the fund's performance was enhanced by our efforts to upgrade its holdings.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and Connecticut state tax-exempt income as is practical without undue risk from a diversified portfolio of municipal bonds. To achieve this objective, we employ four primary strategies. First, we strive to identify the maturity range that we believe will provide the most favorable returns over the next two years. Second, we evaluate issuers' credit quality to find bonds that we believe provide high yields at attractive prices. Third, we look for bonds with attractive high interest payments, even if they sell at a premium to face value. Fourth, we assess individual bonds' early redemption features, focusing on those that cannot be redeemed soon by their issuers. Typically, the bonds we select for the portfolio will have several of these qualities.

We also use computer models to evaluate the likely performance of bonds under various market scenarios, including a 25 basis-point rise in interest rates and a 50 basis-point decline. When we find securities that we believe will provide participation when the market rises and some protection against declines, we tend to hold them for the long term.

                                                             The Fund




DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

When the reporting period began, an overheated U.S. economy led to inflation concerns and a 50 basis-point increase in interest rates by the Federal Reserve Board (the "Fed") in late May 2000. During the summer, however, evidence emerged that the Fed's rate hikes were having the desired effect of slowing the economy. As a result, tax-exempt yields declined modestly, even though the Fed did not change interest rates during the remainder of 2000.

However, at the start of January 2001 -- faced with the risk of a recession -- the Fed moved aggressively to stimulate economic growth by cutting interest rates by 50 basis points. The Fed then cut interest rates three more times by 50 basis points each at the end of January, in March, and again in early April. Except for seasonal back-ups related to the payment of income taxes by individuals, yields of tax-exempt bonds generally moved lower in this environment. A substantial part of the municipal bond market's performance was also the result of higher demand from individual investors fleeing the volatility of the stock market.

In this environment, we attempted to upgrade the fund's portfolio for better performance in a slower economy. As part of that process, we sold some of the fund's short-term holdings and generally redeployed those assets to high quality bonds in the long-maturity range that include features to prevent early redemption by their issuers over the next several years. These additions typically were issued by creditworthy entities such as school districts. We also added bonds from Puerto Rico issuers, which featured highly competitive yields and are exempt from state taxes for Connecticut residents.
Within the context of the Connecticut marketplace, which tends to issue a very limited supply of new bonds each year, we attempted to diversify the fund's holdings more broadly across the short-, intermediate- and long-term maturity ranges. These changes caused the fund' s average duration -- a measure of sensitivity to changing interest rates -- to rise modestly to a level slightly
longer    than    the    average    for    its    peer    group.


What is the fund's current strategy?

Our upgrading strategy should help us remain flexible in an uncertain economic environment. As of the end of the reporting period, interest rates continued to trend downward in a relatively weak economy. However, after four rate cuts in as many months, we began to detect signs that the start of an economic recovery may be imminent. If this proves to be the case, interest rates may already be near their lows, an environment in which the fund's holdings of longer term bonds should drive performance. On the other hand, if the economy deteriorates further, the Fed is likely to continue reducing short-term rates. Under this scenario, the fund's holdings of highly rated bonds should benefit performance, in our opinion.

May 14, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CONNECTICUT RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. (2) SOURCE: LIPPER INC. The Fund


FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Connecticut Series Class A shares and the Lehman Brothers Municipal Bond Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER STATE MUNICIPAL BOND FUND, CONNECTICUT SERIES (THE "FUND") ON 4/30/91 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN CONNECTICUT MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN CONNECTICUT MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.


Average Annual Total Returns AS OF 4/30/01


                                                     Inception                                               From
                                                          Date     1 Year      5 Years     10 Years      Inception
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                        5/28/87     4.90%        4.88%        6.00%            --

WITHOUT SALES CHARGE                                    5/28/87     9.86%        5.85%        6.49%            --
CLASS B SHARES

WITH APPLICABLE REDEMPTION CHARGE ((+))                 1/15/93     5.31%        4.98%           --          5.40% ((+)(+))

WITHOUT REDEMPTION                                      1/15/93     9.31%        5.30%           --          5.40% ((+)(+))

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+)(+))           8/15/95     8.05%        5.02%           --          5.07%
WITHOUT REDEMPTION                                      8/15/95     9.05%        5.02%           --          5.07%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))       THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS
            4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))    ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE
            END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)(+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
            1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.


                                                             The Fund


STATEMENT OF INVESTMENTS
April 30, 2001


                                                          Principal
Long-Term Municipal Investments--99.6%                   Amount ($)                    Value ($)
-------------------------------------------------------------------------------------------------
Connecticut--72.7%
Connecticut:


  5.25%, 3/1/2012                                        3,000,000                      3,123,990

  5%, 3/15/2012                                             70,000                         72,043

  5.917%, 3/15/2012                                      5,000,000 a,b                  5,291,950

  5.125%, 3/15/2013 (Prerefunded 3/15/2008)                 25,000 c                       26,532

  5.125%, 3/15/2013                                      4,425,000                      4,561,909

  5.25%, 3/1/2016                                        2,700,000                      2,747,520

  Airport Revenue (Bradley International Airport):
    5.25%, 10/1/2013 (Insured; FGIC)                        30,000                         30,662

    6.97%, 10/1/2013                                     2,750,000 a                    2,871,357

    5.25%, 10/1/2016 (Insured; FGIC)                        20,000                         19,989

    6.97%, 10/1/2016                                     2,225,000 a                    2,221,974

-------------------------------------------------------------------------------------------------

    5.125%, 10/1/2031 (Insured; FGIC)                    3,000,000                      2,840,910
  (Clean Water Fund) Revenue:

    5.25%, 7/15/2012                                        15,000                         15,705

    6.417%, 7/15/2012                                    4,850,000 a,b                  5,305,803

    5.125%, 9/1/2014                                     3,050,000                      3,131,069

  Special Tax Obligation Revenue
    (Transportation Infrastructure):

      5.50%, Series A, 11/1/2007 (Insured; FSA)          4,580,000                      4,965,865

      5.50%, Series B, 11/1/2007 (Insured; FSA)          5,000,000                      5,421,250

      7.125%, 6/1/2010                                   3,400,000                      4,020,160

      6.75%, 6/1/2011 (Prerefunded 6/1/2003)             8,500,000 c                    9,072,305

Connecticut Development Authority, Revenue:

  First Mortgage Gross:
    (Health Care Project, Church Homes Inc.)

      5.80%, 4/1/2021                                    3,000,000                      2,550,600

    (Health Care Project, Elim Park Baptist Home)
      5.375%, 12/1/2018                                  2,300,000                      1,954,011

  Life Care Facilities (Seabury Project)
    8.75%, 9/1/2006 (Prerefunded 9/1/2001)               1,425,000 c                    1,479,193

  Pollution Control (Light and Power) 5.85%, 9/1/2028   10,150,000                      9,972,476

  Water Facilities (Bridgeport Hydraulic)
    6.15%, 4/1/2035 (Insured; AMBAC)                     2,750,000                      2,908,235

Connecticut Health and Educational Facilities
  Authority, Revenue:

    (Danbury Hospital) 5.75%, 7/1/2029 (Insured; AMBAC)  3,000,000                      3,101,250

    (Greenwich Academy) 5.75%, 3/1/2026 (Insured; FSA)   3,130,000                      3,212,350

    (Hartford University) 6.80%, 7/1/2022                8,500,000                      8,678,670

    (Hospital for Special Care) 5.375%, 7/1/2017         4,430,000                      3,885,066

    (Johnson Evergreen Corp.) 8.50%, 7/1/2022
      (Prerefunded 7/1/2001)                             4,500,000 c                    4,671,045

    (Loomis Chaffee School Project)
      6%, 7/1/2025 (Insured; MBIA)                       1,000,000                      1,038,890


                                                         Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)             Amount ($)                     Value ($)
-------------------------------------------------------------------------------------------------
Connecticut (continued)

Connecticut Health and Educational Facilities
  Authority, Revenue (continued):

    (Middlesex Hospital)
      6.25%, 7/1/2022 (Insured; MBIA)

      (Prerefunded 7/1/2002)                             3,500,000 c                    3,684,450
    (New Britain General Hospital) 6.125%, 7/1/2014

      (Insured; AMBAC)                                   1,000,000                      1,070,480

    (New Britain Memorial Hospital) 7.75%, 7/1/2022
      (Prerefunded 7/1/2002)                            11,000,000 c                   11,766,040

    (Norwalk Hospital) 6.25%, 7/1/2022

      (Insured; MBIA) (Prerefunded 7/1/2002)             3,860,000 c                    4,063,422

    (Nursing Home Program--3030 Park Fairfield
      Health Center Project) 6.25%, 11/1/2021            2,500,000                      2,594,575

    (Quinnipiac College) 6%, 7/1/2013
       (Prerefunded 7/1/2003)                            4,100,000 c                    4,391,305

    (Sacred Heart University):

      6.50%, 7/1/2016 (Prerefunded 7/1/2006)             1,465,000 c                    1,662,335

      6.125%, 7/1/2017 (Prerefunded 7/1/2007)            1,000,000 c                    1,120,530

      6.625%, 7/1/2026 (Prerefunded 7/1/2006)            2,720,000 c                    3,102,160

    (Trinity  College)  5.875%,  7/1/2026
      (Insured;  MBIA)                                   2,500,000                      2,595,925

    (University of New Haven):
-------------------------------------------------------------------------------------------------

      6.625%, 7/1/2016                                   2,050,000                      2,119,925

      6.70%, 7/1/2026                                    8,605,000                      8,754,039

    (William W. Backus Hospital) 5.75%, 7/1/2027
      (Insured; AMBAC)                                   2,500,000                      2,563,600

    (Windham Community Memorial Hospital) 6%, 7/1/2020   1,000,000                        984,800

    (Yale, New Haven Hospital) 5.70%, 7/1/2025
      (Insured; MBIA)                                    7,970,000                      8,131,233

Connecticut Housing Finance Authority:

  5.75%,11/15/2021                                       4,000,000                      4,051,000

  5.85%, 5/15/2031                                       7,500,000                      7,615,500

  (Housing Mortgage Finance Program):

    6.125%, 5/15/2018 (Insured; MBIA)                    1,655,000                      1,705,792

    6.75%, 11/15/2023                                    5,010,000                      5,264,909

    5.45%, 11/15/2029                                    5,805,000                      5,723,788

    6%, Subseries F-2, 11/15/2027                        4,645,000                      4,772,227

    6%, Series G, 11/15/2027                             4,000,000                      4,109,560

    5.85%, Subseries B-2, 11/15/2028                     9,630,000                      9,817,592

    5.85%, Subseries C-2, 11/15/2028                     5,965,000                      6,064,973

Eastern Connecticut Resource Recovery Authority:
  Solid Waste Revenue

    6.361%, 1/1/2014                                     4,000,000 a,b                  3,466,200

  (Wheelabrator Lisbon Project):

    5.50%, 1/1/2014                                         50,000                         46,664

    5.50%, 1/1/2020                                      9,080,000                      8,114,342


STATEMENT OF INVESTMENTS (CONTINUED)
                                                         Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)             Amount ($)                     Value ($)
-------------------------------------------------------------------------------------------------
Connecticut (continued)

Greenwich Housing Authority, MFHR (Greenwich Close):

  6.25%, 9/1/2017                                        2,840,000                      2,708,508

  6.35%, 9/1/2027                                        1,800,000                      1,696,950

Hartford Parking System, Revenue:
  6.40%, 7/1/2020                                        1,000,000                      1,020,580

  6.50%, 7/1/2025                                        1,000,000                      1,024,140

Sprague, Environmental Improvement Revenue

  (International Paper Company Project) 5.70%, 10/1/2021 1,350,000                      1,277,573

Stamford 6.60%, 1/15/2010                                2,750,000                      3,206,253

University of Connecticut:

  5.75%, 3/1/2015 (Insured; FGIC)                        1,770,000                      1,916,751

  5.75%, 3/1/2016 (Insured; FGIC)                        2,500,000                      2,689,375

  Special Obligation Student Fee Revenue:

    6%, 11/15/2016 (Insured; FGIC)                       2,425,000                      2,679,698

    6%, 11/15/2017 (Insured; FGIC)                       2,000,000                      2,200,320

    5.75%, 11/15/2020 (Insured; FGIC)                    1,000,000                      1,058,750

    5.75%, 11/15/2029 (Insured; FGIC)                    2,500,000                      2,617,675

U. S. Related--26.9%

Childrens Trust Fund Tobacco Settlement Revenue,
  Asset Backed Bonds

  6%, 7/1/2026                                           5,000,000                      5,208,750

Commonwealth of Puerto Rico:

  6.581%, 7/1/2012                                       2,000,000 a,b                  2,335,080

  6.581%, 7/1/2013                                       3,950,000 a,b                  4,579,630

  6.65%, 7/1/2015 (Insured; MBIA)                        6,690,000                      7,258,449

  (Public Improvement):

    5.50%, 7/1/2012 (Insured; MBIA)                         50,000                         54,189

    5.50%, 7/1/2013 (Insured; MBIA)                        100,000                        107,970

    5.25%, 7/1/2014 (Insured; MBIA)                      3,925,000                      4,121,132

    5.25%, 7/1/2015 (Insured; MBIA)                      1,000,000                      1,044,240

-------------------------------------------------------------------------------------------------
    6%, 7/1/2015 (Insured; MBIA)                         2,000,000                      2,243,420

    Zero Coupon, 7/1/2017 (Insured; MBIA)                3,800,000                      1,622,258

    6.80%, 7/1/2021 (Prerefunded 7/1/2002)               6,000,000 c                    6,332,580

Puerto Rico Aqueduct and Sewer Authority, Revenue
  6.25%, 7/1/2013 (Insured; MBIA)                        9,000,000                     10,348,740

Puerto Rico Electric Power Authority, Power Revenue

  5.25%, 7/1/2029 (Insured; FSA)                         5,000,000                      5,009,400



                                                         Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)              Amount ($)                    Value ($)
-------------------------------------------------------------------------------------------------
U. S. Related (continued)

Puerto Rico Highway and Transportation Authority,
  Highway Revenue:

    6.212%, 7/1/2010                                     3,200,000 a                    3,428,000

    5.50%, 7/1/2013 (Insured; MBIA)                         10,000                         10,797

    6.562%, 7/1/2013                                     2,290,000 a,b                  2,655,026

    5.50%, 7/1/2026 (Insured; FSA)                       2,375,000                      2,413,451

    5%, 7/1/2036                                         2,500,000                      2,361,800

    5.50%, 7/1/2036                                      5,000,000                      5,081,000

Puerto Rico Industrial Tourist, Educational, Medical and
  Environmental Control Facilities
  Financing Authority, Revenue:

    (Ana G Mendez University System Project)

      5.375%, 2/1/2029                                   2,250,000                      2,050,965

    (Teachers Retirement System) 5.50% 7/1/2021            800,000                        815,344

Puerto Rico Ports Authority, Special Facilities Revenue
  (American Airlines):

    6.30%, 6/1/2023                                      1,900,000                      1,929,317

    6.25%, 6/1/2026                                      6,155,000                      6,286,840

University of Puerto Rico, University Revenue

  5.50%, 6/1/2015 (Insured; MBIA)                        5,000,000                      5,178,600

Virgin Islands Public Finance Authority, Revenue,
  Gross Receipts Taxes Loan Note 6.375%, 10/1/2019       5,000,000                      5,316,700

Virgin Islands Water and Power Authority,
  Refunding (Electric Systems)

  5.30%, 7/1/2021                                        2,000,000                      1,859,620
-------------------------------------------------------------------------------------------------

Total Investments (cost $321,415,202)                           99.6%                 332,300,016

Cash and Receivables (Net)                                        .4%                   1,466,392

Net Assets                                                     100.0%                 333,766,408


STATEMENT OF INVESTMENTS (CONTINUED)
Summary of Abbreviations
AMBAC            American Municipal Bond
                    Assurance Corporation

FGIC             Financial Guaranty Insurance Company

FSA              Financial Security Assurance

MBIA             Municipal Bond Investors
                    Assurance Insurance
                    Corporation

MFHR             Multi-Family Housing Revenue

Summary of Combined Ratings (Unaudited)


Fitch         or     Moody's        or    Standard & Poor's        Value (%)
--------------------------------------------------------------------------------
AAA                  Aaa                  AAA                           46.5

AA                   Aa                   AA                            21.4

A                    A                    A                              2.5

BBB                  Baa                  BBB                           25.6

Not Rated d          Not Rated d          Not Rated d                    4.0

                                                                       100.0

a Inverse floater security--the interest rate is subject to change periodically. b Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2001, these securities amounted to $23,633,689 or 7.1% of net assets.

c Bonds which are prerefunded are collataralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

d Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.



STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001

                                                                  Cost                      Value
Assets ($):

Investments in securities--See Statement of Investments    321,415,202                332,300,016

Interest receivable                                                                     6,501,680

Receivable for shares of Benefical Interest subscribed                                    348,184

Prepaid expenses                                                                           13,243

                                                                                      339,163,123
-------------------------------------------------------------------------------------------------
Liabilities ($):

Due to The Dreyfus Corporation and affiliates                                             239,901

Cash overdraft due to Custodian                                                         4,946,543

Payable for shares of Benefical Interest redeemed                                         113,737

Accrued expenses                                                                           96,534

                                                                                        5,396,715

-------------------------------------------------------------------------------------------------
Net Assets ($)                                                                        333,766,408

Composition of Net Assets ($):

Paid-in capital                                                                       325,929,921

Accumulated net realized gain (loss) on investments                                   (3,048,327)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                                               10,884,814

-------------------------------------------------------------------------------------------------

Net Assets ($)                                                                        333,766,408

-------------------------------------------------------------------------------------------------

Net Asset Value Per Share



                                                Class A            Class B             Class C
-------------------------------------------------------------------------------------------------

Net Assets ($)                             289,723,451             38,794,123      5,248,834

Shares Outstanding                          24,712,424              3,311,947        448,518

-------------------------------------------------------------------------------------------------

Net Asset Value Per Share ($)                    11.72                  11.71          11.70
See notes to financial statements.



The Fund



STATEMENT OF OPERATIONS
Year Ended April 30, 2001

--------------------------------------------------------------------------------
Investment Income ($):
Interest Income                                                     19,149,358
Expenses:
Management fee--Note 3(a)                                            1,796,017

Shareholder servicing costs--Note 3(c)                                 981,597

Distribution fees--Note 3(b)                                           231,513

Professional fees                                                       46,811

Custodian fees                                                          34,801

Prospectus and shareholders' reports                                    19,255

Registration fees                                                       17,262

Trustees' fees and expenses--Note 3(d)                                   9,519

Loan commitment fees--Note 2                                             3,004

Miscellaneous                                                           13,322

Total Expenses                                                       3,153,101

Investment Income-Net                                               15,996,257

--------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments-Note 4 ($):

Net realized gain (loss) on investments                                180,121

Net unrealized appreciation (depreciation) on investments           14,298,241

Net Realized and Unrealized Gain (Loss) on Investments              14,478,362

Net Increase in Net Assets Resulting from Operations                30,474,619
See notes to financial statements.


STATEMENT OF CHANGES IN NET ASSETS


                                                      Year Ended April 30,
                                               ---------------------------------
                                                        2001                               2000
-------------------------------------------------------------------------------------------------
Operations ($):

Investment income--net                            15,996,257                           17,421,467

Net realized gain (loss) on investments              180,121                          (1,719,512)

Net unrealized appreciation (depreciation)
  on investments                                  14,298,241                         (28,371,812)

Net Increase (Decrease) in Net Assets
  Resulting from Operations                       30,474,619                         (12,669,857)
-------------------------------------------------------------------------------------------------
Dividends to Shareholders from ($):
Investment income--net:

Class A shares                                   (14,048,821)                        (15,000,075)

Class B shares                                    (1,750,171)                         (2,233,944)

Class C shares                                      (197,265)                          (187,448)
Net realized gain on investments:
Class A shares                                            --                          (2,204,487)

Class B shares                                            --                            (348,427)

Class C shares                                            --                             (32,235)

Total Dividends                                  (15,996,257)                        (20,006,616)
-------------------------------------------------------------------------------------------------

Beneficial Interest Transactions ($):
Net proceeds from shares sold:

Class A shares                                    39,670,312                           39,436,556

Class B shares                                     7,157,691                            8,125,689

Class C shares                                     1,727,515                            1,173,941
Dividends reinvested:
Class A shares                                     7,585,805                            9,873,750

Class B shares                                     1,050,886                            1,622,454

Class C shares                                       120,317                              121,987

Cost of shares redeemed:

Class A shares                                   (45,020,495)                        (64,785,036)

Class B shares                                   (13,451,886)                        (21,106,153)

Class C shares                                    (1,197,083)                         (1,450,758)

Increase (Decrease) in Net Assets from
  Beneficial Interest Transactions                (2,356,938)                        (26,987,570)

Total Increase (Decrease) in Net Assets           12,121,424                         (59,664,043)
-------------------------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                              321,644,984                          381,309,027

End of Period                                    333,766,408                          321,644,984
See notes to financial statements.

The Fund


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                           Year Ended April 30,

                                                        2001                                2000
-------------------------------------------------------------------------------------------------
Capital Share Transactions:

Class A a
Shares sold                                        3,419,069                            3,412,262

Shares issued for dividends reinvested               655,628                              862,286

Shares redeemed                                   (3,895,168)                         (5,663,577)

Net Increase (Decrease) in Shares Outstanding        179,529                          (1,389,029)
-------------------------------------------------------------------------------------------------
Class B a
Shares sold                                          616,874                              697,009

Shares issued for dividends reinvested                90,948                              141,580

Shares redeemed                                   (1,171,796)                         (1,828,104)

Net Increase (Decrease) in Shares Outstanding       (463,974)                           (989,515)

-------------------------------------------------------------------------------------------------
Class C
Shares sold                                          148,705                              102,199

Shares issued for dividends reinvested                10,416                               10,718

Shares redeemed                                     (103,913)                           (125,428)

Net Increase (Decrease) in Shares Outstanding         55,208                             (12,511)




a During the period ended April 30, 2001, 725,715 Class B shares representing $8,356,165, were automatically converted to 725,215 Class A shares and during the period ended April 30, 2000, 972,594 Class B shares representing $11,219,924 were automatically converted to 972,092 Class A shares.
See notes to financial statements.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                    Year Ended April 30,



Class A Shares                             2001         2000        1999         1998       1997
-------------------------------------------------------------------------------------------------
Per Share Data ($):

Net asset value, beginning of period      11.21        12.26        12.23        11.81     11.90
Investment Operations:

Investment income--net                      .57          .58          .61          .62       .64

Net realized and unrealized
  gain (loss) on investments                .51         (.96)         .19          .47       .16

Total from Investment Operations           1.08         (.38)         .80         1.09       .80
Distributions:

Dividends from investment income--net      (.57)        (.58)        (.61)       (.62)      (.64)

Dividends from net realized gain
  on investments                             --         (.09)        (.16)        (.05)     (.25)

Total Distributions                        (.57)        (.67)        (.77)        (.67)     (.89)

Net asset value, end of period            11.72        11.21        12.26        12.23     11.81

-------------------------------------------------------------------------------------------------
Total Return (%) a                         9.86       (3.06)         6.70         9.44      6.84

Ratios/Supplemental Data (%):

Ratio of expenses to average net assets     .89          .90          .89          .90       .93

Ratio of net investment income
  to average net assets                    4.97         5.08         4.94         5.12      5.32

Portfolio Turnover Rate                   21.71        35.12        21.95        33.31     30.66

-------------------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)  289,723      274,962        317,923      310,343  313,881



a  Exclusive of sales charge.
See notes to financial statements.

The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)
                                                 Year Ended April 30,
Class B Shares                             2001         2000        1999         1998       1997
-------------------------------------------------------------------------------------------------
Per Share Data ($):

Net asset value, beginning of period      11.20        12.26        12.23       11.80      11.89
Investment Operations:

Investment income--net                      .51          .52          .55         .56        .57

Net realized and unrealized
  gain (loss) on investments                .51         (.97)         .19         .48        .16

Total from Investment Operations           1.02         (.45)         .74        1.04        .73
Distributions:

Dividends from investment income--net      (.51)        (.52)        (.55)       (.56)      (.57)

Dividends from net realized gain
  on investments                             --         (.09)        (.16)       (.05)      (.25)

Total Distributions                        (.51)        (.61)        (.71)       (.61)      (.82)

Net asset value, end of period            11.71         11.20       12.26        12.23     11.80

-------------------------------------------------------------------------------------------------
Total Return (%) a                         9.31        (3.66)        6.15         8.97      6.28

Ratios/Supplemental Data (%):

Ratio of expenses to average net assets    1.41         1.42         1.40         1.42      1.45

Ratio of net investment income
  to average net assets                    4.45         4.55         4.42         4.59      4.79

Portfolio Turnover Rate                   21.71        35.12        21.95        33.31     30.66

-------------------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)    38,794       42,283       58,416       59,315    54,661

a Exclusive of sales charge.


See notes to financial statements.



                                                   Year Ended April 30,

Class C Shares                             2001        2000         1999      1998          1997
-------------------------------------------------------------------------------------------------
Per Share Data ($):

Net asset value, beginning of period      11.19        12.25        12.22    11.79         11.89

Investment Operations:

Investment income--net                      .49         .50          .52       .53           .54

Net realized and unrealized
  gain (loss) on investments                .51        (.97)         .19       .48           .15

Total from Investment Operations           1.00        (.47)         .71      1.01           .69

Distributions:
Dividends from investment income-net       (.49)       (.50)        (.52)     (.53)         (.54)

Dividends from net realized gain
  on investments                           -           (.09)        (.16)     (.05)         (.25)

Total Distributions                        (.49)       (.59)        (.68)     (.58)         (.79)

Net asset value, end of period            11.70       11.19        12.25     12.22         11.79

-------------------------------------------------------------------------------------------------
Total Return (%) a                         9.05       (3.89)        5.88      8.68          5.93
Ratios/Supplemental Data (%):

Ratio of expenses to average net assets    1.65        1.66         1.65      1.68          1.70

Ratio of net investment income
  to average net assets                    4.20        4.31         4.15      4.29          4.56

Portfolio Turnover Rate                   21.71       35.12        21.95     33.31         30.66

-------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)     5,249       4,400        4,970     2,583         1,290
a  Exclusive of sales charge.


See notes to financial statements.




The Fund



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company that, effective May 17, 2001, offers offering eleven series including the Connecticut Series (the "fund" ). The fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of
management    estimates    and    assumptions.    Actual results could differ
from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

In  November  2000  the  American  Institute  of  Certified  Public  Accountants
("AICPA") issued   a   revised   version   of  the  AICPA  Audit

                                                                       The  Fund



NOTES TO FINANCIAL STATEMENTS (CONTINUED)

and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for financial statements issued for the fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize market discount on municipal securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment, effective May 1, 2001, is to increase accumulated net investment income with an offsetting decrease to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The  fund  has  an  unused  capital  loss  carryover of approximately $2,368,000
available    for    Federal    income    tax    purposes    to    be    applied
against future net securities profits, if any, realized subsequent to April 30, 2001. If not applied, the carryover expires in fiscal 2009.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average
daily    net    assets    and    is    payable    monthly.

The Distributor retained $2,033 during the period ended April 30, 2001, from commissions earned on sales of the fund's shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2001, Class B and Class C shares were charged $196,350 and $35,163, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and
other    information,    and    services    related

                                                                    The    Fund


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2001, Class A, Class B and Class C shares were charged $706,475, $98,175 and $11,721,
respectively,    pursuant    to    the    Shareholder    Services    Plan.
The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2001, the fund was charged $132,998 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2001, amounted to $70,149,699 and $70,748,230, respectively.

At  April  30,  2001,  accumulated net unrealized appreciation on investment was
$10,884,814,   consisting  of  $14,734,076  gross  unrealized  appreciation  and
$3,849,262 gross unrealized depreciation.

At April 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Dreyfus    Premier    State    Municipal    Bond    Fund,   Connecticut   Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Connecticut Series (the "Fund" ) (one of the funds comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Dreyfus Premier State Municipal Bond Fund, Connecticut Series at April 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.
New York, New York
June 8, 2001
                                                             The Fund




IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2001 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Connecticut residents, Connecticut personal income taxes).
As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2001 calendar year on Form 1099-DIV which will be mailed by January 31, 2002.


NOTES


                                                           For More Information

                        Dreyfus Premier State Municipal Bond Fund, Connecticut Series

                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940
Distributor

Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:  The Dreyfus Premier Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  064AR0401

================================================================================

Dreyfus Premier
State Municipal
Bond Fund,
Florida Series

ANNUAL REPORT
April 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            19   Notes to Financial Statements

                            25   Report of Independent Auditors

                            26   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                     State Municipal Bond Fund,
                                                                 Florida Series

LETTER FROM THE PRESIDENT

Dear Shareholder:

We present this annual report for Dreyfus Premier State Municipal Bond Fund, Florida Series, covering the 12-month period from May 1, 2000 through April 30, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Gaylor.

Municipal bonds generally provided attractive returns over the 12-month reporting period. Slowing economic growth and lower short-term interest rates helped boost the value of tax-exempt bonds, as did robust demand from investors fleeing the uncertainty of a falling stock market.

In our view, these divergent results indicate the importance of diversifying among different types of investments. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We  encourage  you  to contact your financial advisor for more information about
ways   to  refine  your  investment  strategies  in  the  current  environment.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 14, 2001




DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Florida Series perform during the period?

For the 12-month period ended April 30, 2001, the fund's Class A shares provided a 11.32% total return, its Class B shares provided a 10.78% total return and its Class C shares provided a 10.50% total return.(1) In comparison, the Lipper Florida Municipal Debt Funds category average provided a 9.11% total return for
the    same    period.(2)

We attribute the fund' s strong performance to two factors. First, municipal bonds generally rallied as interest rates fell in a weakening economy. Second, the fund's investments in previously out-of-favor bonds appreciated as they came back into favor among investors. Both of these influences enabled the fund to
enjoy   capital   appreciation   as  well  as  competitive  levels  of  income.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and Florida state intangible personal property tax-exempt income as is practical without undue risk from a diversified portfolio of municipal bonds. To achieve this objective, we employ two primary strategies. First, for between one-half and three-quarters of the total fund, we look for bonds that can potentially offer attractive current income. We typically look for bonds that can provide consistently high current yields. We also try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them in the secondary market.

Second, for the remainder of the fund, we try to look for bonds that we believe have the potential to offer attractive total returns. We typically look for bonds that are selling at a discount to face value because they may be temporarily out of favor among investors. Our belief is that these bonds' prices will rise as they return to favor over time.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy was growing strongly, leading to inflation concerns and a 50 basis-point increase in interest rates by the Federal Reserve Board (the "Fed") in late May 2000. During the summer, however, evidence emerged that the Fed's rate hikes were having the desired effect of slowing the economy. As a result, tax-exempt yields declined modestly, even though the Fed did not change interest rates during the remainder of 2000.

However, at the start of January 2001, faced with slower retail sales, workforce layoffs, lower stock prices and declining consumer confidence, the Fed moved aggressively to stimulate economic growth by cutting interest rates by 50 basis points. This move was unusual in that it occurred between regularly scheduled meetings of the Fed' s Federal Open Market Committee ("FOMC"). As further evidence of its resolve to prevent a recession, the Fed cut interest rates twice more by 50 basis points each during its scheduled meetings at the end of January and March, and again in early April between FOMC meetings. Except for seasonal back-ups related to the payment of income taxes by individuals, yields of tax-exempt bonds generally continued to move lower in this new environment.

A substantial part of the municipal bond market's strong performance was the result of strong demand as investors fled a declining stock market. The combination of good demand and a relatively low supply of new Florida municipal
bonds    caused    prices    to    rise.

At the start of the period, deep-discount bonds were viewed unfavorably by most investors because of their relatively low yields, causing their prices to fall below levels that we considered reasonable. Accordingly, we bought these out-of-favor bonds with the expectation that they would gain value when they came back into favor. This happened over the course of the reporting period, and we began to lock in profits by selling securities that had returned to favor in late 2000 and early 2001. At that point, investor sentiment had changed, and so-called "cushion bonds" that sell at a modest premium to their call were out of favor. Consistent with our investment approach, we gradually built a position in cushion bonds, which later appreciated in value as market conditions evolved.

What is the fund's current strategy?

Our strategy remains the same: to complement income-oriented bonds with tax-exempt securities that we believe will provide both income and capital appreciation.

As of the end of April, discount bonds were once again looking relatively undervalued. In our opinion, investors have recently shunned discount bonds because they are primarily interested in high yields in today' s low interest-rate environment. Accordingly, we have begun to gradually acquire discount bonds that we believe represent good values. Simultaneously, we are gradually selling those "cushion bonds" that we believe have returned to favor.

May 14, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH JULY 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2)  SOURCE: LIPPER INC.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Florida Series Class A shares and the Lehman Brothers Municipal Bond Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES (THE "FUND") ON 4/30/91 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN FLORIDA MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN FLORIDA MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 4/30/01

                                                       Inception                                                      From
                                                          Date          1 Year      5 Years       10 Years        Inception
-------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                        5/28/87         6.29%        3.85%           5.72%          --
WITHOUT SALES CHARGE                                    5/28/87        11.32%        4.81%           6.21%          --

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                 1/15/93         6.78%        3.96%            --           4.93% ((+)(+))

WITHOUT REDEMPTION                                      1/15/93        10.78%        4.29%            --           4.93% ((+)(+))

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+)(+))           8/15/95         9.50%        4.00%            --           4.09%
WITHOUT REDEMPTION                                      8/15/95        10.50%        4.00%            --           4.09%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))      THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS
           4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))   ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE END
           OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)(+)(+))THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
           1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS


April 30, 2001

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--93.7%                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA--86.4%

Bay County, Sales Tax Revenue

   4.75%, 9/1/2023 (Insured; FSA)                                                             3,160,000                2,865,804

Brevard County, IDR (Nui Corp Project)

   6.40%, 10/1/2024 (Insured; AMBAC)                                                          1,000,000                1,052,560

Broward County Health Facilities Authority, Revenue

  (Broward County Nursing Home)

   7.50%, 8/15/2020 (LOC; Allied Irish Bank)                                                  1,000,000                1,031,810

Broward County Housing Finance Authority, MFHR

   (Bridgewater Place Apartments) 5.40%, 10/1/2029                                            2,000,000                1,876,980

Charlotte County, Uitility Revenue

   5%, 10/1/2023 (Insured; FGIC)                                                              2,500,000                2,391,125

Collier County Water--Sewer District, Water Revenue

   5.25%, 7/1/2013 (Insured; FGIC)                                                            1,000,000                1,015,430

Dade County, Aviation Revenue

   6.60%, 10/1/2022 (Insured; MBIA)                                                           1,000,000                1,051,480

Dade County Housing Finance Authority, SFMR

   6.70%, 4/1/2028 (Collateralized: FNMA, GNMA)                                               4,500,000                4,766,130

Duval County Housing Finance Authority, SFMR

  7.70%, 9/1/2024

   (Collateralized; GNMA, Insured; FGIC)                                                        635,000                  652,856

Florida Board of Education:

  Capital Outlay (Public Education):

      5%, 6/1/2011                                                                            1,200,000                1,229,064

      4.50%, 6/1/2019 (Insured; FSA)                                                          6,900,000                6,217,176

      4.50%, 6/1/2022 (Insured; FSA)                                                          3,700,000                3,222,589

      4.75%, 6/1/2023 (Insured; MBIA)                                                         3,000,000                2,705,670

   Lottery Revenue 4.50%, 7/1/2017 (Insured; FGIC)                                            2,110,000                1,935,587

Florida Housing Finance Agency:

  (Brittany Rosemont Apartments)

      7%, 2/1/2035 (Insured; AMBAC)                                                           6,000,000                6,369,240

   Single Family Mortgage:

      6.65%, 1/1/2024 (Collateralized: FNMA, GNMA)                                            2,295,000                2,418,861

      6.65%, 7/1/2026 (Insured; MBIA)                                                         1,210,000                1,257,977

Florida Turnpike Authority, Turnpike Revenue

   5%, 7/1/2013 (Insured; FGIC)                                                               2,100,000                2,125,452

Hillsborough County, Utility Revenue

   6.625%, 8/1/2011                                                                           4,000,000                4,095,720

Hillsborough County Aviation Authority, Revenue

   (Delta Airlines) 6.80%, 1/1/2024                                                           2,500,000                2,522,125

Hillsborough County School Board, COP, Revenue

   5%, 7/1/2025 (Insured; MBIA)                                                               1,500,000                1,418,265


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Jacksonville Electric Authority, Revenue,

   5%, 10/1/2013                                                                                965,000                  970,472

Lee County Housing Finance Authority, SFMR:

   6.30%, 3/1/2029 (Collateralized: FNMA, GNMA)                                                 970,000                1,014,067

   (Multi-County Program)

      7.45%, 9/1/2027 (Collateralized: FNMA, GNMA)                                              790,000                  881,498

Miami-Dade County Housing Finance Authority

  MFMR (Villa Esperanza Apartments Project)

   5.35%, 10/1/2028                                                                           1,000,000                  919,310

Orange County, Tourist Development Tax Revenue

   4.75%, 10/1/2024 (Insured; AMBAC)                                                          9,035,000                8,131,861

Orange County Housing Finance Authority, MFHR

   (Seminole Pointe) 5.75%, 12/1/2023                                                         2,840,000                2,766,330

Osceola County Industrial Development Authority,

  Revenue (Community Provider Pooled Loan

   Program) 7.75%, 7/1/2017                                                                   5,235,000                5,328,811

Palm Beach County Housing Finance Authority

  Single Family Mortgage Purchase Revenue

   6.55%, 4/1/2027 (Collateralized: FNMA, GNMA)                                               1,890,000                1,991,417

Pinellas County Housing Finance Authority, SFMR

  (Multi-County Program)

   6.70%, 2/1/2028 (Collateralized: FNMA, GNMA)                                               4,040,000                4,231,294

Polk County Industrial Development Authority, IDR

   (IMC Fertilizer) 7.525% 1/1/2015                                                           7,000,000                7,140,770

Seminole County, Sales Tax Revenue

   4.625%, 10/1/2022 (Insured; MBIA)                                                          2,015,000                1,790,449

Seminole Water Control District 6.75%, 8/1/2022                                               2,000,000                1,999,720

Tampa:

  Alleghany Health System Revenue (St. Joseph)

    6.50%, 12/1/2023

      (Insured; MBIA, Prerefunded 12/1/2004)                                                  1,000,000  (a)           1,111,980

   Utility Tax Zero Coupon, 4/1/2017 (Insured; AMBAC)                                         2,110,000                  901,329

Tampa Bay Water, Utility System Revenue:

   4.75%, Series A, 10/1/2027 (Insured; FGIC)                                                 5,875,000                5,246,669

   4.75%, Series B, 10/1/2027 (Insured; FGIC)                                                 3,500,000                3,125,675

Tarpon Springs Health Facilities Authority, HR

   (Helen Ellis Memorial Hospital Project) 7.625%, 5/1/2021                                   3,990,000                4,070,199

Village Center Community Development District,

  Recreational Revenue:

      5%, 11/1/2021 (Insured; MBIA)                                                           5,000,000                4,780,100

      5%, 11/1/2023 (Insured; MBIA)                                                           2,000,000                1,907,780

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG--TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED--7.3%

Guam Power Authority, Revenue

   5%, 10/1/2024 (Insured; AMBAC)                                                             1,000,000                  958,810

Commonwealth of Puerto Rico, Public Improvement

   4.50%, 7/1/2023 (Insured; FSA)                                                             2,920,000                2,599,793

Puerto Rico Electric Power Authority, Power Revenue

   5%, 7/1/2028 (Insured; FSA)                                                                6,000,000                5,798,880

TOTAL LONG--TERM MUNICIPAL INVESTMENTS

   (cost $118,015,456)                                                                                               119,889,115
------------------------------------------------------------------------------------------------------------------------------------

SHORT--TERM MUNICIPAL INVESTMENTS--6.0%
------------------------------------------------------------------------------------------------------------------------------------

Dade County Health Facilities Authority, HR, VRDN

   (Children's Hospital) 4.35% (LOC; Bank of America)                                         4,500,000  (b)           4,500,000

Hillsborough County Industrial
   Development Authority, PCR, VRDN

   (Tampa Electric Co.) 4.55%                                                                 3,200,000  (b)           3,200,000

TOTAL SHORT--TERM MUNICIPAL INVESTMENTS

   (cost $7,700,000)                                                                                                   7,700,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $125,715,456)                                                             99.7%              127,589,115

CASH AND RECEIVABLES (NET)                                                                          .3%                  340,162

NET ASSETS                                                                                       100.0%              127,929,277


Summary of Abbreviations

AMBAC                American Municipal Bond
                          Assurance Corporation

COP                  Certificate of Participation

FGIC                 Financial Guaranty Insurance
                          Company

FNMA                 Federal National Mortgage
                          Association

FSA                  Financial Security Assurance

GNMA                 Government National Mortgage
                          Association

HR                   Hospital Revenue

IDR                  Industrial Development Revenue

LOC                  Letter of Credit

MBIA                 Municipal Bond Investors Assurance
                          Insurance Corporation

MFHR                 Multi-Family Housing Revenue

MFMR                 Multi-Family Mortgage Revenue

PCR                  Pollution Control Revenue

SFMR                 Single Family Mortgage Revenue

VRDN                 Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              67.4

AA                               Aa                              AA                                                4.9

A                                A                               A                                                 5.2

BBB                              Baa                             BBB                                               7.6

F-1+, F-1                        VMIG1, MIG1, P1                 SP1, A1                                           6.0

Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                     8.9

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  SECURITIES PAYABLE ON DEMAND. VARIABLE RATE INTEREST--SUBJECT TO PERIODIC
     CHANGE.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABLITIES

April 30, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           125,715,456    127,589,115

Cash                                                                     53,208

Interest receivable                                                   1,910,247

Receivable for shares of Beneficial Interest subscribed                   1,400

Prepaid expenses                                                          8,276

                                                                    129,562,246
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            87,363

Payable for investment securities purchased                           1,253,247

Payable for shares of Beneficial Interest redeemed                      165,940

Accrued expenses                                                        126,419

                                                                      1,632,969
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      127,929,277
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     129,778,447

Accumulated net realized gain (loss) on investments                  (3,722,829)

Accumulated net unrealized appreciation
   (depreciation) on investments--Note 4                              1,873,659
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      127,929,277

NET ASSET VALUE PER SHARE

                                                                              Class A           Class B          Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                             117,133,367         9,792,099       1,003,811

Shares Outstanding                                                           8,556,508           715,552          73,332
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                    13.69             13.68           13.69

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended April 30, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      7,189,249

EXPENSES:

Management fee--Note 3(a)                                              710,462

Shareholder servicing costs--Note 3(c)                                 417,507

Legal fee--Note 3(a)                                                   210,545

Distribution fees--Note 3(b)                                            59,846

Prospectus and shareholders' reports                                    18,690

Registration fees                                                       18,261

Auditing fees                                                           16,897

Custodian fees                                                          14,241

Trustees' fees and expenses--Note 3(d)                                   4,073

Loan commitment fees--Note 2                                             1,226

Miscellaneous                                                            9,452

TOTAL EXPENSES                                                       1,481,200

Less--reduction in management fee due to

   undertaking--Note 3(a)                                             (231,379)

NET EXPENSES                                                         1,249,821

INVESTMENT INCOME--NET                                               5,939,428
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (3,728,359)

Net unrealized appreciation (depreciation) on investments           11,572,129

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               7,843,770

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                13,783,198

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended April 30,
                                              ----------------------------------
                                                     2001                2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          5,939,428            7,363,067

Net realized gain (loss) on investments        (3,728,359)             179,407

Net unrealized appreciation

   (depreciation) on investments               11,572,129          (13,406,888)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                   13,783,198           (5,864,414)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (5,459,047)          (6,493,321)

Class B shares                                   (453,444)            (853,129)

Class C shares                                    (26,937)             (16,617)

Net realized gain on investments:

Class A shares                                     (6,015)            (497,191)

Class B shares                                       (520)             (67,970)

Class C shares                                        (29)              (1,344)

TOTAL DIVIDENDS                                (5,945,992)          (7,929,572)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 13,511,862           10,538,667

Class B shares                                  2,654,143            2,058,808

Class C shares                                  1,300,928              255,886

Dividends reinvested:

Class A shares                                  1,957,622            2,582,873

Class B shares                                    140,650              252,506

Class C shares                                      7,486                5,682

Cost of shares redeemed:

Class A shares                                (23,843,201)         (32,055,233)

Class B shares                                 (8,011,131)         (12,789,483)

Class C shares                                   (787,489)            (167,078)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS           (13,069,130)         (29,317,372)

TOTAL INCREASE (DECREASE) IN NET ASSETS        (5,231,924)         (43,111,358)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           133,161,201          176,272,559

END OF PERIOD                                 127,929,277          133,161,201

SEE NOTES TO FINANCIAL STATEMENTS.


                                                      Year Ended April 30,
                                              ----------------------------------
                                                     2001               2000
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     1,011,938             787,995

Shares issued for dividends reinvested            146,357             196,289

Shares redeemed                                (1,792,850)         (2,426,603)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (634,555)         (1,442,319)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       196,147             154,959

Shares issued for dividends reinvested             10,532              19,156

Shares redeemed                                  (606,247)           (962,486)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (399,568)           (788,371)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        96,804              19,716

Shares issued for dividends reinvested                556                 435

Shares redeemed                                   (59,462)            (12,836)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      37,898               7,315

(A) DURING THE PERIOD ENDED APRIL 30, 2001, 434,225 CLASS B SHARES REPRESENTING $5,762,602 WERE AUTOMATICALLY CONVERTED TO 434,209 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2000, 451,916 CLASS B SHARES REPRESENTING $6,002,921 WERE AUTOMATICALLY CONVERTED TO 451,819 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                              Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS A SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.88          14.03          14.17          14.06         14.48

Investment Operations:

Investment income--net                                            .62            .65            .65            .66           .76

Net realized and unrealized
   gain (loss) on investments                                     .81          (1.10)           .05            .26          (.08)

Total from Investment Operations                                 1.43           (.45)           .70            .92           .68

Distributions:

Dividends from investment income--net                           (.62)          (.65)           (.65)          (.66)         (.76)

Dividends from net realized
   gain on investments                                          (.00)(a)       (.05)           (.19)          (.15)         (.34)

Total Distributions                                             (.62)          (.70)           (.84)          (.81)        (1.10)

Net asset value, end of period                                 13.69          12.88           14.03          14.17         14.06
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                           11.32          (3.19)           5.00           6.73          4.74
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          .92            .92             .92            .91           .92

Ratio of net investment income
   to average net assets                                        4.65           4.92            4.53           4.67          5.27

Decrease reflected in above
   expense ratios due to
   undertaking by
   The Dreyfus Corporation                                       .18            .06              --            --            --

Portfolio Turnover Rate                                         8.55          29.04           88.48          91.18         71.68
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                        117,133        118,352         149,185        167,793       202,503

(A) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                          Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS B SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.87          14.02          14.17          14.05         14.47

Investment Operations:

Investment income--net                                            .55            .58            .57            .59           .69

Net realized and unrealized
   gain (loss) on investments                                     .81          (1.10)           .04            .27          (.08)

Total from Investment Operations                                 1.36           (.52)           .61            .86           .61

Distributions:

Dividends from investment income--net                            (.55)          (.58)          (.57)          (.59)         (.69)

Dividends from net realized
   gain on investments                                           (.00)(a)       (.05)          (.19)          (.15)         (.34)

Total Distributions                                              (.55)          (.63)          (.76)          (.74)        (1.03)

Net asset value, end of period                                  13.68          12.87          14.02          14.17         14.05
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                            10.78         (3.68)           4.40           6.26          4.21
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.42          1.43            1.42           1.41          1.42

Ratio of net investment income

   to average net assets                                         4.16          4.41            4.02           4.16          4.76

Decrease reflected in above
   expense ratios due to
   undertaking by
   The Dreyfus Corporation                                        .19           .06              --            --            --

Portfolio Turnover Rate                                          8.55         29.04           88.48          91.18         71.68
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           9,792        14,353          26,693         32,545        35,802

(A) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                          Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS C SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.88          14.03          14.17          14.05         14.47

Investment Operations:

Investment income--net                                            .52            .54            .53            .55           .65

Net realized and unrealized
   gain (loss) on investments                                     .81          (1.10)           .05            .27          (.08)

Total from Investment Operations                                 1.33           (.56)           .58            .82           .57

Distributions:

Dividends from investment income--net                            (.52)          (.54)          (.53)          (.55)         (.65)

Dividends from net realized
   gain on investments                                           (.00)(a)       (.05)          (.19)          (.15)         (.34)

Total Distributions                                              (.52)          (.59)          (.72)          (.70)         (.99)

Net asset value, end of period                                  13.69          12.88          14.03          14.17         14.05
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                            10.50          (3.97)          4.13           5.94          3.95
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.67           1.73           1.75           1.71          1.97

Ratio of net investment income

   to average net assets                                         3.83           4.11           3.69           3.69          4.60

Decrease reflected in above
   expense ratios due to
   undertaking by
   The Dreyfus Corporation                                        .21            .10            --             --            --

Portfolio Turnover Rate                                          8.55          29.04          88.48          91.18         71.68
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           1,004            456            394            366            58

(A) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


 NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company that, effective May 17, 2001, offers eleven series, including the Florida Series (the "fund"). The fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned
subsidiary    of    Mellon    Financial    Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The  fund' s  financial  statements  are  prepared in accordance with accounting
principles   generally   accepted   in   the  United  States,  which
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $6,570 during the period ended April 30, 2001, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.


The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

In November 2000 the American Institute of Certified Public Accountants (" AICPA" ) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide" ). The revised version of the Guide is effective for financial statements issued for the fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize market discount on municipal securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment, effective May 1, 2001, is to increase accumulated net investment income with an offsetting decrease to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund has an unused capital loss carryover of approximately $191,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2001. This amount is calculated based on federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, the carryover expires in fiscal 2009.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken from May 1, 2000 through July 31, 2001, to reduce the management fee paid by the fund to the extent that the fund' s aggregate annual expenses, exclusive of Rule 12b-1
Distribution   Plan  fees,  taxes,  brokerage  fees,  interest  on  borrowings, commitment fees and extraordinary expenses, but including litigation expenses related to the fund' s holdings of (a) Palm Beach County, Florida Solid Waste Industrial Development Revenue Bonds (Okleelanta Power Limited Partnership Project) Series 1993A; and (b) Palm Beach County, Florida Solid Waste Industrial Development Revenue Bonds (Osceola Power Limited Partnership Project) Series 1994A and 1994B, exceed an annual rate of .92 of 1% of the value of the fund' average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $231,379 during the period ended April 30, 2001.

The Distributor retained $4,134 during the period ended April 30, 2001 from commissions earned on sales of the fund's shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2001, Class B and Class C shares were charged $54,575 and $5,271, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2001, Class A, Class B and Class C shares were charged $293,893, $27,287 and $1,757, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2001, the fund was charged $70,569 pursuant to the transfer agency agreement.

(d)  Each  Board  member also serves as a Board member of other funds within the
Dreyfus   complex   (collectively,   the   "Fund   Group"  ). Each
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Board member receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for each telephone meetings. These fees are allocated among the funds in the Fund group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2001, amounted to $10,627,384 and $25,178,884, respectively.

At  April  30,  2001, accumulated net unrealized appreciation on investments was
$1,873,659,   consisting   of   $3,988,872  gross  unrealized  appreciation  and
$2,115,213 gross unrealized depreciation.

At April 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Premier State Municipal Bond Fund, Florida Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Florida Series (one of the Funds comprising the Dreyfus Premier State Municipal Bond Fund) as of April 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Florida Series at April 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
June 8, 2001

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby makes the following designations regarding its fiscal year ended April 30, 2001:

  -- all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal income tax, and for individuals who are Florida residents, not subject taxation by Florida), and

  -- the fund hereby designates $.0006 per share as a long-term capital gain distribution of the $.0007 per share paid on December 7, 2000.

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2001 calendar year on form 1099-DIV which will be mailed by January 31, 2002.


Notes

                      For More Information

                        Dreyfus Premier State Municipal Bond Fund,
                        Florida Series
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  051AR0401



================================================================================

Dreyfus Premier
State Municipal
Bond Fund,
Maryland Series

ANNUAL REPORT
April 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            17   Financial Highlights

                            20   Notes to Financial Statements

                            25   Report of Independent Auditors

                            26   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                     State Municipal Bond Fund,
                                                                Maryland Series

LETTER FROM THE PRESIDENT

Dear Shareholder:

We present this annual report for Dreyfus Premier State Municipal Bond Fund, Maryland Series, covering the 12-month period from May 1, 2000 through April 30, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Gaylor.

Municipal bonds generally provided attractive returns over the 12-month reporting period. Slowing economic growth and lower short-term interest rates helped boost the value of tax-exempt bonds, as did robust demand from investors fleeing the uncertainty of a falling stock market.

In our view, these divergent results indicate the importance of diversifying among different types of investments. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We  encourage  you  to contact your financial advisor for more information about
ways   to  refine  your  investment  strategies  in  the  current  environment.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 14, 2001




DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Maryland Series perform during the period?

For the 12-month period ended April 30, 2001, the fund's Class A shares provided a 7.14% total return, its Class B shares provided a 6.60% total return and its Class C shares provided a 6.23% total return.(1) In comparison, the Lipper Maryland Municipal Debt Funds category average provided a 8.95% total return for the same period.(2)

Although municipal bonds rallied strongly as interest rates fell in a weakening economy, the fund's relative performance was constrained by continued weakness in some of its out-of-favor bonds. We expect these bonds to slowly improve over time and have decided to retain them in the fund. The fund's performance should improve as the fund positions itself for the future. Over the 12-month reporting period, the fund enjoyed a relatively strong level of income.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and Maryland state tax-exempt income as is practical without undue risk from a diversified portfolio of municipal bonds. To achieve this objective, we employ two primary strategies. First, for between one-half and three-quarters of the total fund, we look for bonds that can potentially offer attractive current income. We typically look for bonds that can provide consistently high current yields. We also try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them in the secondary market.

Second, for the remainder of the fund, we try to look for bonds that we believe have the potential to offer attractive total returns. We typically look for bonds that are selling at a discount to face value because they may be temporarily out of favor among investors. Our belief is that these bonds' prices will rise as they return to favor over time.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy was growing strongly, leading to inflation concerns and a 50 basis-point increase in interest rates by the Federal Reserve Board (the "Fed") in late May 2000. During the summer, however, evidence emerged that the Fed's rate hikes were having the desired effect of slowing the economy. As a result, tax-exempt yields declined modestly, even though the Fed did not change interest rates during the remainder of 2000.

However, at the start of January 2001, faced with slower retail sales, workforce layoffs, lower stock prices and declining consumer confidence, the Fed moved aggressively to stimulate economic growth by cutting interest rates by 50 basis points. This move was unusual in that it occurred between regularly scheduled meetings of the Fed' s Federal Open Market Committee ("FOMC"). As further evidence of its resolve to prevent a recession, the Fed cut interest rates twice more by 50 basis points each during its scheduled meetings at the end of January and March, and again in early April between FOMC meetings. Except for seasonal back-ups related to the payment of income taxes by individuals, yields of tax-exempt bonds generally continued to move lower in this new environment.

A substantial part of the municipal bond market's strong performance was the result of strong demand as investors fled a declining stock market. The combination of good demand and a limited supply of new Maryland municipal bonds
caused    prices    to    rise.

At the start of the period, deep-discount bonds were viewed unfavorably by most investors because of their relatively low yields, causing their prices to fall below levels that we considered reasonable. Accordingly, we bought these out-of-favor bonds with the expectation that they would gain value when they came back into favor. This happened over the course of the reporting period, and we began to lock in profits by selling securities that had returned to favor in late 2000 and early 2001. At that point, investor sentiment had changed, and so-called " cushion bonds" that sell at a modest premium to their call were out of favor. Consistent with our investment approach, we gradually built a position in cushion bonds, which later appreciated in value as market conditions evolved.

What is the fund's current strategy?

Our strategy remains the same: to complement income-oriented bonds with tax-exempt securities that we believe will provide both income and capital appreciation.

As of the end of April, discount bonds were once again looking relatively undervalued. In our opinion, investors have recently shunned discount bonds because they are primarily interested in high yields in today' s low interest-rate environment. Accordingly, we have begun to gradually acquire discount bonds that we believe represent good values. Simultaneously, we are gradually selling those "cushion bonds" that we believe have returned to favor.

May 14, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MARYLAND RESIDENTS AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER INC.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Maryland Series Class A shares and the Lehman Brothers Municipal Bond Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MARYLAND SERIES (THE "FUND") ON 4/30/91 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN MARYLAND MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN MARYLAND MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 4/30/01

                                                       Inception                                                    From
                                                          Date          1 Year      5 Years       10 Years        Inception
---------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                        5/28/87          2.35%        4.05%           5.66%          --
WITHOUT SALES CHARGE                                    5/28/87          7.14%        5.02%           6.14%          --

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                 1/15/93          2.60%        4.15%            --          5.00% ((+)(+))

WITHOUT REDEMPTION                                      1/15/93          6.60%        4.47%            --          5.00% ((+)(+))

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+)(+))           8/15/95          5.23%        4.21%            --          4.39%
WITHOUT REDEMPTION                                      8/15/95          6.23%        4.21%            --          4.39%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))      THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS
           4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))   ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE END
           OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)(+)(+))THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
           1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

April 30, 2001


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--94.6%                                                        Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MARYLAND--85.7%

Anne Arundel County, Water and Sewer:

   4.50%, 8/1/2019                                                                            1,495,000                1,348,460

   4.50%, 8/1/2020                                                                            1,455,000                1,298,529

Baltimore:

  Port Facilities Revenue (Consolidated Coal Sales)

      6.50%, 12/1/2010                                                                        4,090,000                4,333,519

   (Tindeco Wharf Project)

      6.60%, 12/20/2024 (Collateralized; GNMA)                                                4,250,000                4,398,495

Baltimore City Housing Corp., MFHR

   7.25%, 7/1/2023 (Collateralized; FNMA)                                                     3,045,000                3,052,795

Baltimore County:

   Mortgage Revenue Zero coupon, 9/1/2024                                                     2,280,000                  614,232

   Nursing Facility Mortgage Revenue

      (Eastpoint Rehabilitation & Nursing Centers):

         6.75%, 4/1/2015                                                                      1,000,000  (a)             499,370

         6.75%, 4/1/2028                                                                      1,500,000  (a)             746,490

   PCR (Bethlehem Steel Corp. Project):

      7.50%, 6/1/2015                                                                         8,130,000                4,827,757

      7.55%, 6/1/2017                                                                         4,945,000                2,936,539

Frederick County

  (Lake Linganore Village Community Development--A):

      5.60%, 7/1/2020                                                                           330,000                  319,173

      5.70%, 7/1/2029                                                                           500,000                  481,585

Gaithersburg, Hospital Facilities Improvement Revenue

   (Shady Grove) 6.50%, 9/1/2012 (Insured; FSA)                                              10,000,000               11,524,300

Howard County, COP 8.15%, 2/15/2020                                                             605,000                  812,206

Maryland, COP (Aviation Administration Facilities Project)

   4.75%, 5/1/2018                                                                            1,730,000                1,586,964

Maryland Community Development Administration,

  Department of Housing and Community Development:

    Housing Revenue

         5.95%, 7/1/2023                                                                      4,695,000                4,852,001

      MFHR:

         6.50%, 5/15/2013                                                                     3,000,000                3,115,530

         6.85%, 5/15/2033                                                                     3,075,000                3,163,929

         6.70%, 5/15/2036 (Insured; FHA)                                                      7,710,000                8,055,177

      Residential:

         5.50%, 9/1/2014                                                                      1,000,000                1,017,450

         5.70%, 9/1/2022                                                                      6,000,000                6,021,900

         5.25%, 9/1/2029                                                                      1,000,000                  965,630


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MARYLAND (CONTINUED)

Maryland Community Development Administration,

  Department of Housing and Community Development (continued):

    Single Family Program:

         6.95%, 4/1/2011                                                                      1,840,000                1,865,797

         4.85%, 4/1/2014                                                                      3,575,000                3,526,273

         4.95%, 4/1/2015                                                                      4,605,000                4,537,445

         6.55%, 4/1/2026                                                                      6,715,000                7,020,600

         6.75%, 4/1/2026                                                                      3,795,000                3,898,224

         5.25%, 4/1/2029                                                                      6,785,000                6,553,428

Maryland Economic Development Corp., Revenue (Health and

  Mental Hygiene Providers Facilities Acquisition Program):

      8.375%, 3/1/2013                                                                        3,740,000                3,862,373

      8.75%, 3/1/2017                                                                         4,520,000                4,463,545

Maryland Health and Higher Educational Facilities

  Authority, Revenue:

      (Doctors Community Hospital) 5.50%, 7/1/2024                                            9,890,000                7,997,845

      (Helix Health Issue) 5%, 7/1/2027 (Insured; AMBAC)                                      5,580,000                5,373,149

      (Johns Hopkins Hospital):

         4.75%, 5/15/2033                                                                     7,100,000                6,328,159

         4.50%, 5/15/2035                                                                     2,395,000                2,013,716

      (Medlantic Helix Issue)

         4.75%, 8/15/2028 (Insured; FSA)                                                     31,260,000               27,346,873

      (Union Hospital of Cecil County)

         6.70%, 7/1/2009                                                                      2,320,000                2,498,315

      (University of Maryland Medical Systems)

         7%, 7/1/2022 (Insured; FGIC)                                                         4,500,000                5,456,205

Maryland Industrial Development Financing Authority, EDR

   (Medical Waste Association) 8.75%, 11/15/2010                                                700,000  (b)             493,500

Maryland Local Government Insurance Trust, COP

   7.125%, 8/1/2009                                                                           3,250,000                3,312,595

Montgomery County Housing Opportunities Commission:

  MFMR:

      7.05%, 7/1/2032                                                                         2,485,000                2,559,724

      7.375%, 7/1/2032                                                                        1,805,000                1,844,169

   SFMR:

      7.375%, 7/1/2017                                                                           20,000                   20,060

      6.625%, 7/1/2026                                                                        1,000,000                1,034,850

      Zero Coupon, 7/1/2027                                                                  20,835,000                4,750,380

      Zero Coupon, 7/1/2028                                                                  52,555,000               11,058,098

      Zero Coupon, 7/1/2032                                                                   7,215,000                1,188,671

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MARYLAND (CONTINUED)

Northeast Waste Disposal Authority:

  RRR (Baltimore Resco Retrofit Project)

      5%, 1/1/2012                                                                            4,235,000                3,805,486

   Solid Waste Revenue

      (Montgomery County Resource Recovery Project):

         6%, 7/1/2008                                                                         2,690,000                2,889,544

         6.20%, 7/1/2010                                                                     10,000,000               10,432,100

         6.30%, 7/1/2016                                                                     14,205,000               14,674,759

Prince Georges County, Revenue

   (Dimensions Health Corp.) 5.30%, 7/1/2024                                                 12,585,000                6,259,527

Prince Georges County Housing Authority:

  Mortgage Revenue:

    (New Keystone Apartment Project)

         6.80%, 7/1/2025 (Insured: FHA and MBIA)                                              4,300,000                4,422,378

      (Parkway Terrace Apartments)

         5.90%, 1/20/2020 (Collateralized; GNMA)                                              2,195,000                2,272,593

      (Riverview Terrace)

         6.70%, 6/20/2020 (Collateralized; GNMA)                                              2,000,000                2,115,320

      (Stevenson Apartments Project)

         6.35%, 7/20/2020 (Collateralized; GNMA)                                              3,000,000                3,100,950

   SFMR

      6.60%, 12/1/2025 (Collateralized: FNMA and GNMA)                                        3,625,000                3,731,647

U. S. RELATED--8.9%

Guam Airport Authority, Revenue 6.70%, 10/1/2023                                             10,000,000               10,395,900

Puerto Rico Commonwealth, Public Improvement:

   4.50%, 7/1/2023 (Insured; AMBAC)                                                           5,000,000                4,451,700

Puerto Rico Infrastructure Financing Authority

   Special Tax Revenue 5%, 7/1/2016 (Insured; AMBAC)                                          1,275,000                1,280,699

Puerto Rico Electric Power Authority, Power Revenue:

   4.50%, 7/1/2019 (Insured; FSA)                                                             2,970,000                2,704,185

   4.75%, 7/1/2024                                                                            1,245,000                1,157,775

   5%, 7/1/2028                                                                                 930,000                  884,607

Puerto Rico Public Buildings Authority, Revenue

   5%, 7/1/2027 (Insured; AMBAC)                                                              4,000,000                3,871,000

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $273,591,997)                                                                                               263,426,195


                                                                                               Principal
SHORT-TERM MUNICIPAL INVESTMENTS--2.8%                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Maryland Energy Financing Administration,

  SWDR, VRDN (Cimenteries)

   4.45% (LOC; Deutsche Bank)
   (cost $7,800,000)                                                                          7,800,000  (c)           7,800,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS ($281,391,997)                                                                  97.4%              271,226,195

CASH AND RECEIVABLES (NET)                                                                         2.6%                7,243,912

NET ASSETS                                                                                       100.0%              278,470,107

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC            American Municipal Bond
                     Assurance Corporation

COP              Certificate of Participation

EDR              Economic Development Revenue

FGIC             Financial Guaranty Insurance Company

FHA              Federal Housing Administration

FNMA             Federal National Mortgage Association

FSA              Financial Security Assurance

GNMA             Government National Mortgage
                     Association

LOC              Letter of Credit

MBIA             Municipal Bond Investors Assurance
                     Insurance Corporation

MFHR             Multi-Family Housing Revenue

MFMR             Multi-Family Mortgage Revenue

PCR              Pollution Control Revenue

RRR              Resources Recovery Revenue

SFMR             Single Family Mortgage Revenue

SWDR             Solid Waste Disposal Revenue

VRDN             Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              32.3

AA                               Aa                              AA                                               33.3

A                                A                               A                                                14.4

BBB                              Baa                             BBB                                              10.5

F-1+, F-1                        VMIG1, MIG1, P1                 SP1, A1                                           2.9

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                     6.6

                                                                                                                 100.0

(A)  NON-INCOME PRODUCING SECURITY; INTEREST PAYMENTS IN DEFAULT.

(B)  NON-INCOME PRODUCING SECURITY.

(C)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POORS,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(E)  AT APRIL 30, 2001, THE FUND HAD $84,369,868 (30.3% OF NET ASSETS) AND
     $100,757,744 (36.2% OF NET ASSETS) INVESTED IN SECURITIES WHOSE PAYMENT OF
     PRINCIPAL AND INTEREST IS DEPENDENT UPON REVENUES GENERATED FROM HEALTH
     CARE AND HOUSING PROJECTS, RESPECTIVELY.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2001

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           281,391,997   271,226,195

Cash                                                                    860,127

Interest receivable                                                   4,469,658

Receivable for investment securities sold                             3,236,355

Receivable for shares of Beneficial Interest subscribed                 282,819

Prepaid expenses                                                          9,669

                                                                    280,084,823
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           220,956

Payable for investment securities purchased                           1,191,052

Payable for shares of Beneficial Interest redeemed                      129,297

Accrued expenses                                                         73,411

                                                                      1,614,716
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      278,470,107
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     288,043,489

Accumulated net realized gain (loss) on investments                     592,420

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                           (10,165,802)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      278,470,107

NET ASSET VALUE PER SHARE

                                                                              Class A    Class B       Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            228,110,771  47,095,285    3,264,051

Shares Outstanding                                                         19,111,216   3,944,942      273,271
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   11.94       11.94        11.94

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended April 30, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     16,837,858

EXPENSES:

Management fee--Note 3(a)                                            1,512,341

Shareholder servicing costs--Note 3(c)                                 852,119

Distribution fees--Note 3(b)                                           240,182

Professional fees                                                       38,657

Custodian fees                                                          28,882

Registration fees                                                       21,196

Prospectus and shareholders' reports                                    17,040

Trustees' fees and expenses--Note 3(d)                                   8,186

Loan commitment fees--Note 2                                             2,562

Miscellaneous                                                           13,435

TOTAL EXPENSES                                                       2,734,600

INVESTMENT INCOME--NET                                              14,103,258
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                819,361

Net unrealized appreciation (depreciation) on investments            3,607,811

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               4,427,172

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                18,530,430

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended April 30,
                                             -----------------------------------
                                                     2001                2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         14,103,258          15,340,606

Net realized gain (loss) on investments           819,361            (227,377)

Net unrealized appreciation (depreciation)
   on investments                               3,607,811         (27,588,286)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   18,530,430         (12,475,057)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                               (11,920,135)         (12,863,151)

Class B shares                                (2,060,024)          (2,348,233)

Class C shares                                  (123,099)            (129,222)

Net realized gain on investments:

Class A shares                                    (3,793)          (2,150,363)

Class B shares                                      (722)            (412,360)

Class C shares                                       (44)             (26,427)

TOTAL DIVIDENDS                              (14,107,817)         (17,929,756)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 15,583,231          29,986,633

Class B shares                                 11,960,918          12,404,497

Class C shares                                  1,464,354           1,029,824

Dividends reinvested:

Class A shares                                  7,148,581           9,283,726

Class B shares                                  1,118,330           1,669,377

Class C shares                                     70,282              95,038

Cost of shares redeemed:

Class A shares                               (27,525,182)         (49,455,500)

Class B shares                                (9,697,281)         (25,629,469)

Class C shares                                  (527,492)          (1,823,597)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS             (404,259)         (22,439,471)

TOTAL INCREASE (DECREASE) IN NET ASSETS        4,018,354          (52,844,284)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           274,451,753          327,296,037

END OF PERIOD                                 278,470,107          274,451,753

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                      Year Ended April 30,
                                               ---------------------------------
                                                     2001               2000
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (A)

Shares sold                                     1,300,857           2,445,834

Shares issued for dividends reinvested            597,968             770,041

Shares redeemed                               (2,304,764)          (4,117,990)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (405,939)            (902,115)
--------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                       998,608           1,004,505

Shares issued for dividends reinvested             93,541             138,189

Shares redeemed                                 (812,211)          (2,098,431)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     279,938            (955,737)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       122,363              83,092

Shares issued for dividends reinvested              5,871               7,865

Shares redeemed                                  (44,161)            (151,541)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      84,073             (60,584)

(A) DURING THE PERIOD ENDED APRIL 30, 2001, 347,385 CLASS B SHARES REPRESENTING $4,152,891 WERE AUTOMATICALLY CONVERTED TO 347,504 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2000, 1,092,388 CLASS B SHARES REPRESENTING $13,370,068 WERE AUTOMATICALLY CONVERTED TO 1,092,760 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                           Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS A SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.74          12.94          13.05          12.70         12.69

Investment Operations:

Investment income--net                                            .62            .63            .65            .67           .68

Net realized and unrealized gain (loss)
   on investments                                                 .20          (1.10)           .09            .50           .18

Total from Investment Operations                                  .82           (.47)           .74           1.17           .86

Distributions:

Dividends from investment income--net                            (.62)          (.63)          (.65)         (.67)          (.68)

Dividends from net realized gain
   on investments                                                (.00)(a)       (.10)          (.20)         (.15)          (.17)

Total Distributions                                              (.62)          (.73)          (.85)         (.82)          (.85)

Net asset value, end of period                                  11.94          11.74          12.94         13.05          12.70
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                             7.14          (3.61)          5.76          9.40           6.91
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .91            .91            .90           .90           .90

Ratio of net investment income
   to average net assets                                         5.22           5.16           4.97          5.12          5.29

Portfolio Turnover Rate                                         14.74          28.37          29.30         18.12         43.63
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         228,111        229,184        264,255       262,560       266,658

(A) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                            Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS B SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.74          12.94          13.05          12.70         12.69

Investment Operations:

Investment income--net                                            .56            .56            .58            .60           .61

Net realized and unrealized gain (loss)
   on investments                                                 .20          (1.10)           .09            .50           .18

Total from Investment Operations                                  .76           (.54)           .67           1.10           .79

Distributions:

Dividends from investment income--net                            (.56)          (.56)          (.58)          (.60)         (.61)

Dividends from net realized gain
   on investments                                                (.00)(a)       (.10)          (.20)          (.15)         (.17)

Total Distributions                                              (.56)          (.66)          (.78)          (.75)         (.78)

Net asset value, end of period                                  11.94          11.74          12.94          13.05         12.70
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                             6.60          (4.12)          5.20           8.83          6.34
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                         1.42            1.43           1.42           1.42          1.43

Ratio of net investment income
   to average net assets                                        4.69            4.62           4.44           4.59          4.75

Portfolio Turnover Rate                                        14.74           28.37          29.30          18.12         43.63
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         47,095          43,044         59,806         50,141        45,329

(A) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                          Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS C SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.75          12.95          13.06          12.71         12.69

Investment Operations:

Investment income--net                                            .53            .54            .55            .57           .58

Net realized and unrealized gain (loss)
   on investments                                                 .19          (1.10)           .09            .50           .19

Total from Investment Operations                                  .72           (.56)           .64           1.07           .77

Distributions:

Dividends from investment income--net                            (.53)          (.54)          (.55)          (.57)         (.58)

Dividends from net realized gain
   on investments                                                (.00)(a)       (.10)          (.20)          (.15)         (.17)

Total Distributions                                              (.53)          (.64)          (.75)          (.72)         (.75)

Net asset value, end of period                                  11.94          11.75          12.95          13.06         12.71
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                             6.23          (4.32)          4.93           8.55          6.16
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.67           1.65           1.66           1.67          1.64

Ratio of net investment income
   to average net assets                                         4.43           4.41           4.15           4.29          4.47

Portfolio Turnover Rate                                         14.74          28.37          29.30          18.12         43.63
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           3,264          2,223          3,235          1,618           202

(A) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company and operates as a series company that, effective May 17, 2001, offers eleven series including the Maryland Series (the "fund"). The fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned
subsidiary    of    Mellon    Financial    Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $20,981 during the period ended April 30, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The  fund  follows  an  investment  policy  of  investing primarily in municipal
obligations   of   one   state.   Economic   changes  affecting  the
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

In November 2000 the American Institute of Certified Public Accountants (" AICPA" ) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide" ). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize market discount on municipal securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment, effective May 1, 2001, is to increase accumulated net investment income with an offsetting decrease to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.


NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of the borrowings. During the period ended April 30, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

The Distributor retained $6,798 during the period ended April 30, 2001, from commissions earned on sales of the fund's shares.

(b) Under the Distribution Plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2001, Class B and Class C shares were charged $219,344 and $20,838, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder
accounts.    The    Distributor    may
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended
April 30, 2001, Class A, Class B and Class C shares were charged $570,810, $109,672 and $6,946, respectively, pursuant to the Shareholder Services Plan

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2001, the fund was charged $134,461 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2001, amounted to
$39,473,064    and    $49,048,705,    respectively.

At  April  30,  2001, accumulated net unrealized depreciation on investments was
$10,165,802,   consisting   of  $7,072,993  gross  unrealized  appreciation  and
$17,238,795 gross unrealized depreciation.

At April 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Premier State Municipal Bond Fund, Maryland Series.

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Maryland Series (one of the Funds comprising the Dreyfus Premier State Municipal Bond Fund) as of April 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Maryland Series at April 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
June 8, 2001

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2001 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Maryland residents, Maryland personal income taxes).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2001 calendar year on Form 1099-DIV which will be mailed by January 31, 2002.


NOTES

                      For More Information

                        Dreyfus Premier State Municipal Bond Fund,
                        Maryland Series
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  052AR0401

================================================================================

Dreyfus Premier
State Municipal
Bond Fund,

Massachusetts Series
ANNUAL REPORT April 30, 2001
(reg.tm)




The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value



                                 Contents
                                 THE FUND
--------------------------------------------------
                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            18   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Important Tax Information
                                 FOR MORE INFORMATION
---------------------------------------------------------------------------
                                 Back Cover



                                                                       The Fund
                                                                Dreyfus Premier
                                                     State Municipal Bond Fund,
                                                           Massachusetts Series

LETTER FROM THE PRESIDENT
Dear Shareholder:

We present this annual report for Dreyfus Premier State Municipal Bond Fund, Massachusetts Series, covering the 12-month period from May 1, 2000 through April 30, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, W. Michael Petty.

Municipal bonds generally provided attractive returns over the 12-month reporting period. Slowing economic growth and lower short-term interest rates helped boost the value of tax-exempt bonds, as did robust demand from investors fleeing the uncertainty of a falling stock market.

In our view, these divergent results indicate the importance of diversifying among different types of investments. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment.

Thank you for your continued confidence and support.

Sincerely,
Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 14, 2001




DISCUSSION OF FUND PERFORMANCE
W. Michael Petty, Portfolio Manager
How did Dreyfus Premier State Municipal Bond Fund, Massachusetts Series perform during the period?

For the 12-month period ended April 30, 2001, the fund's Class A shares provided a 9.63% total return, Class B shares provided a 9.18% total return and Class C shares provided a 8.65% total return.(1) In comparison, the Lipper Massachusetts Municipal Debt Funds category average provided a 9.33% total return for the same period.(2)

We attribute the fund' s performance to two factors. First, municipal bonds generally rallied when interest rates fell in a weakening economy. Second, the fund' s holdings of discount bonds gained value as they came back into favor mong investors.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and Massachusetts state tax-exempt income as is practical without undue risk from a diversified portfolio of municipal bonds. To achieve this objective, we employ two primary strategies. First, we evaluate supply-and-demand factors in the bond market that are affected by the relatively few municipal bonds issued by Massachusetts. Based on that assessment, we select the individual Massachusetts tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond' s yield, price, age, creditworthiness of its issuer, insurance, and any provisions for early redemption. Under most circumstances, we look for high yielding bonds that have 10-year call protection and that are selling at a discount to face value. Second, while we do not attempt to predict changes in interest rates, we may tactically manage the fund' s average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand
changes.    If    we   expect   the   supply   of   newly   issued

                                                                      The   Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

bonds to increase, we may reduce the fund's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration consistent with other Massachusetts municipal bond funds.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy was growing strongly, leading to a 50 basis-point increase in interest rates by the Federal Reserve Board (the "Fed") in late May 2000. During the summer, however, evidence emerged that the Fed' s rate hikes were slowing the economy. As a result, tax-exempt yields declined modestly, even though the Fed did not change interest rates during the remainder of 2000.

However, at the start of January 2001 -- faced with the risk of recession -- the Fed moved aggressively to stimulate economic growth by cutting interest rates 50 basis points. The Fed then cut interest rates three more times by 50 basis points each at the end of January, in March, and again in April. Except for seasonal back-ups related to the payment of income taxes by individuals, yields
of    tax-exempt    bonds    generally    continued    to    move    lower.
Some of the municipal bond market's strong performance can be attributed to investors fleeing a declining stock market, thereby enhancing the demand for municipal bonds. In this environment, we generally maintained the fund's weighted average maturity at a point consistent with its peer group average, enabling us to maintain yields. The fund particularly benefited from its deep-discount holdings, which were acquired when they were out of favor and available at attractive prices. As market conditions evolved, they returned to favor and gained value. We have gradually been selling these holdings on market rallies.

To replace the discount bonds, we have purchased bonds that we believe have the potential for advance refunding and that are selling at modest premiums. Such bonds tend to appreciate during market rallies, and usually hold their values better than others during market declines.

What is the fund's current strategy?

After four interest-rate cuts in as many months, we have seen signs that economic recovery may be imminent. If so, demand from individual investors may slacken. Conversely, if the economy deteriorates further, demand for high quality bonds may remain strong. Accordingly, we have maintained our neutral posture and stand ready to extend or reduce the fund's weighted average maturity when the market' s direction becomes clearer. In addition, we have recently focused more intently on credit quality, increasing the fund's holdings of insured and triple-A rated bonds.(3)

May 14, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MASSACHUSETTS RESIDENTS AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE:  LIPPER INC.

(3) INSURANCE ON INDIVIDUAL BONDS EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO SECURITIES OR THE VALUE OF THE FUND'S SHARES. The Fund



FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Massachusetts Series Class A shares and the Lehman Brothers Municipal Bond Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES (THE "FUND") ON 4/30/91 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN MASSACHUSETTS MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN MASSACHUSETTS MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 4/30/01
                                                     Inception                                                  From
                                                          Date      1 Year      5 Years      10 Years      Inception
---------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                        5/28/87       4.74%        4.61%         5.95%            --

WITHOUT SALES CHARGE                                    5/28/87       9.63%        5.57%         6.44%            --

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                 1/15/93       5.18%        4.73%           --           5.15% ((+)(+))

WITHOUT REDEMPTION                                      1/15/93       9.18%        5.05%           --           5.15% ((+)(+))

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+)(+))           8/15/95       7.65%        4.80%           --           4.67%

WITHOUT REDEMPTION                                      8/15/95       8.65%        4.80%           --           4.67%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))       THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS
            4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))    ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE
            END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)(+)(+)) THE MAXIMUM  CONTINGENT  DEFERRED SALES CHARGE FOR CLASS C SHARES IS
            1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.


                                                                       The Fund



STATEMENT OF INVESTMENTS
April 30, 2001

                                                         Principal
LONG-TERM MUNICIPAL INVESTMENTS--94.8%                   Amount ($)       Value ($)

--------------------------------------------------------------------------------

Massachusetts--75.6%

Boston Industrial Development Financing Authority,
  Sewer Facility Revenue

  (Harbor Electric Energy Co. Project) 7.375%, 5/15/2015 2,500,000       2,554,875

Greater Lawrence Sanitation District
  5.75%, 6/15/2014 (Insured; MBIA)                       1,425,000       1,542,577

Massachusetts Bay Transportation Authority,

  General Transportation Systems:
    7%, 3/1/2021                                         1,000,000       1,199,820

    5%, 3/1/2028 (Insured; MBIA)                         1,150,000       1,077,849
Massachusetts Commonwealth
  7%, 8/1/2012 (Prerefunded 8/1/2001)                    1,850,000 a     1,903,742

Massachusetts Development Finance Agency, Revenue
 (Landmark School) 5.25%, 6/1/2029                       1,100,000       1,034,671

Massachusetts Education Loan Authority,
  Education Loan Revenue:
    7.75%, 1/1/2008 (Insured; MBIA)                        580,000         588,248

    5.85%, 7/1/2014 (Insured; AMBAC)                     1,095,000       1,141,242

Massachusetts Health and Educational Facilities Authority,
  Revenue:
    (Boston University) 6%, 5/15/2059                    2,325,000       2,444,296

    (Community College Program)
      5.25%, 10/1/2026 (Insured; AMBAC)                  2,845,000       2,788,157

    (Medical Center of Central Massachusetts)
      7.10%, 7/1/2021                                    1,000,000       1,026,050

    (Milton Hospital) 7%, 7/1/2016 (Insured; MBIA)       2,050,000       2,095,899

    (Northeastern University) 5%, 10/1/2029
       (Insured; MBIA)                                   2,100,000       1,968,435

    (Partners Healthcare System) 5.75%, 7/1/2032         2,000,000       1,937,060

    (Stonehill College) 5.25%, 7/1/2028 (Insured; MBIA)  1,150,000       1,121,951

Massachusetts Housing Finance Agency, Housing Development
  5.40%, 6/1/2020 (Insured; MBIA)                        1,200,000       1,201,644

Massachusetts Industrial Finance Agency, Revenue:
  (College of the Holy Cross) 5%, 9/1/2023
    (Insured; MBIA)                                      1,000,000         947,760

  (Water Treatment-American Hingham) 6.95%, 12/1/2035    3,000,000       3,078,750

  Health Care Facility (Health Foundation, Inc. Project)
    6.75%, 12/1/2027                                     1,000,000         888,990

  Resource Recovery (Ogden Haverhill Project)
    5.60%, 12/1/2019                                     1,000,000         905,640

Massachusetts Turnpike Authority, Highway System Revenue
  5%, 1/1/2039 (Insured; AMBAC)                          2,000,000       1,810,880

Massachusetts Water Pollution Abatement Trust,
  Water Pollution Abatement Revenue
  (New Bedford Program) 4.75%, 2/1/2026 (Insured; FGIC)  3,000,000       2,669,640



                                                         Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)              Amount ($)       Value ($)
--------------------------------------------------------------------------------
Massachusetts (continued)

Narragansett Regional School District
  6.50%, 6/1/2016 (Insured; AMBAC)                       1,205,000       1,356,023

Plymouth County, COP (Correctional Facility)

  5.125%, 10/1/2018 (Insured; AMBAC)                     1,375,000       1,360,893

Route 3 North Transportation Improvement Association, LR
  5.75%, 6/15/2018 (Insured; MBIA)                       2,000,000       2,094,520

Westfield 6.50%, 5/1/2017 (Insured; FGIC)                1,750,000       1,983,012

U.S. Related--19.2%
Guam Airport Authority, Revenue 6.70%, 10/1/2023         1,500,000       1,559,385

Puerto Rico Commonwealth 6%, 7/1/2014                    1,000,000       1,028,470

Puerto Rico Commonwealth Highway and
  Transportation Authority, Highway Revenue:
    6.118%, 7/1/2009                                     1,000,000 b     1,075,000

    6.211%, 7/1/2010                                     1,000,000 b     1,071,250

    5%, 7/1/2036                                         2,000,000       1,889,440
Puerto Rico Public Buildings Authority,
  Guaranteed Government Facilities Revenue
  6.25%, 7/1/2015 (Insured; AMBAC)                       1,100,000       1,260,688

Virgin Islands Public Finance Authority, Revenue
  7.25%, 10/1/2018 (Prerefunded 10/1/2002)               2,750,000 a     2,951,630

Total Long-Term Municipal Investments
         (cost $51,888,572)                                             53,558,487
--------------------------------------------------------------------------------


Short-Term Municipal Investments--3.5%
--------------------------------------------------------------------------------
Massachusetts  Health  and  Educational  Facilities  Authority,   Revenue,  VRDN
  (Capital Assets Program) 6.05% (LOC; State Street Bank & Trust Co.)

  (cost $2,000,000)                                      2,000,000 c     2,000,000
--------------------------------------------------------------------------------

Total Investments (cost $53,888,572)                            98.3%   55,558,487

Cash and Receivables (Net)                                       1.7%      937,823

Net Assets                                                     100.0%   56,496,310


                                                                       The Fund



STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC American Municipal Bond
                Assurance Corporation

COP           Certificate of Participation

FGIC          Financial Guaranty Insurance
                Company

LOC           Letter of Credit

LR            Lease Revenue

MBIA          Municipal Bond Investors
                Assurance Insurance
                Corporation

VRDN          Variable Rate Demand Notes



Summary of Combined Ratings (Unaudited)


Fitch         or     Moody's        or    Standard & Poor's        Value (%)
--------------------------------------------------------------------------------
AAA                  Aaa                  AAA                           57.9
AA                   Aa                   AA                            13.4
A                    A                    A                              9.7
BBB                  Baa                  BBB                           13.8
F-1+, F-1            MIG1, VMIG1 & P1     SP1 & A1                       3.6
Not Rated d          Not Rated d          Not Rated d                    1.6
                                                                       100.0

a    Bonds  which  are  prerefunded  are   collateralized  by  U.S.   Government
     securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b    Inverse   floater   security--the   interest  rate  is  subject  to  change
     periodically.
c Security payable on demand. Variable interest rate subject to periodic change.
d Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.



STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001
                                                                  Cost         Value
Assets ($):

Investments in securities--See Statement of Investments     53,888,572    55,558,487
Interest receivable                                                          940,228

Receivable for investment securities sold                                    250,661

Prepaid expenses                                                               6,902

                                                                          56,756,278
-------------------------------------------------------------------------------------
Liabilities ($):

Due to The Dreyfus Corporation and affiliates                                 42,493

Cash overdraft due to Custodian                                              192,364

Accrued expenses                                                              25,111

                                                                             259,968
-------------------------------------------------------------------------------------
Net Assets ($)                                                            56,496,310
-------------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                           56,100,008

Accumulated net realized gain (loss) on investments                       (1,273,613)
Accumulated net unrealized appreciation

  (depreciation) on investments--Note 4                                    1,669,915
-------------------------------------------------------------------------------------
Net Assets ($)                                                            56,496,310
-------------------------------------------------------------------------------------

Net Asset Value Per Share


                                               Class A        Class B        Class C
--------------------------------------------------------------------------------------

Net Assets ($)                              51,557,226      4,566,139        372,945

Shares Outstanding                           4,626,354        409,945         33,439
--------------------------------------------------------------------------------------
Net Asset Value Per Share ($)                    11.14          11.14          11.15



See notes to financial statements.
                                                                       The Fund


STATEMENT OF OPERATIONS
Year Ended April 30, 2001
--------------------------------------------------------------------------------
Investment Income ($):
Interest Income                                                   3,484,241
Expenses:
Management fee--Note 3(a)                                           316,634

Shareholder servicing costs--Note 3(c)                              179,381

Distribution fees--Note 3(b)                                         25,006

Registration fees                                                    18,122

Prospectus and shareholders' reports                                 12,101

Professional fees                                                    11,813

Custodian fees                                                        7,478

Trustees' fees and expenses--Note 3(d)                                1,963

Loan commitment fees--Note 2                                            525

Miscellaneous                                                         9,413

Total Expenses                                                      582,436

Investment Income--Net                                            2,901,805

--------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments--Note 4 ($):

Net realized gain (loss) on investments                               375,827

Net unrealized appreciation (depreciation) on investments           2,014,909

Net Realized and Unrealized Gain (Loss) on Investments              2,390,736

Net Increase in Net Assets Resulting from Operations                5,292,541
See notes to financial statements.



STATEMENT OF CHANGES IN NET ASSETS

                                                           Year Ended April 30,

                                                        2001             2000
--------------------------------------------------------------------------------
Operations ($):
Investment income--net                             2,901,805         3,162,470

Net realized gain (loss) on investments              375,827        (1,652,208)

Net unrealized appreciation
  (depreciation) on investments                    2,014,909        (3,970,259)

Net Increase (Decrease) in Net Assets
  Resulting from Operations                        5,292,541        (2,459,997)

--------------------------------------------------------------------------------
Dividends to Shareholders from ($):
Investment income--net:
Class A shares                                    (2,678,506)       (2,893,777)

Class B shares                                      (214,937)         (259,468)

Class C shares                                        (8,362)           (9,225)

Net realized gain on investments:
Class A shares                                            --           (69,030)

Class B shares                                            --            (6,415)

Class C shares                                            --              (209)

Total Dividends                                   (2,901,805)       (3,238,124)
--------------------------------------------------------------------------------
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares                                     4,881,079         3,182,470

Class B shares                                       671,135           939,541

Class C shares                                       227,612            86,863
Dividends reinvested:
Class A shares                                     1,555,736         1,761,629

Class B shares                                       125,040           168,615

Class C shares                                         4,841             5,188
Cost of shares redeemed:

Class A shares                                    (7,956,540)      (11,874,551)

Class B shares                                    (1,074,757)       (2,659,322)

Class C shares                                        (2,055)         (274,987)

Increase (Decrease) in Net Assets
  from Beneficial Interest Transactions           (1,567,909)       (8,664,554)

Total Increase (Decrease) in Net Assets              822,827       (14,362,675)
--------------------------------------------------------------------------------
Net Assets ($):

Beginning of Period                               55,673,483        70,036,158

End of Period                                     56,496,310        55,673,483

See notes to financial statements.
The Fund


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                           Year Ended April 30,

                                                        2001          2000
--------------------------------------------------------------------------------
Capital Share Transactions:
Class A a
Shares sold                                          444,432       289,495

Shares issued for dividends reinvested               140,893       161,649

Shares redeemed                                     (719,509)   (1,081,816)

Net Increase (Decrease) in Shares Outstanding       (134,184)     (630,672)

--------------------------------------------------------------------------------
Class B a

Shares sold                                           60,527        85,696

Shares issued for dividends reinvested                11,336        15,461

Shares redeemed                                      (96,997)     (243,009)

Net Increase (Decrease) in Shares Outstanding        (25,134)     (141,852)

--------------------------------------------------------------------------------
Class C
Shares sold                                           20,027         7,999

Shares issued for dividends reinvested                   435           469

Shares redeemed                                         (192)      (24,788)

Net Increase (Decrease) in Shares Outstanding         20,270       (16,320)

a During the period ended April 30, 2001, 58,168 Class B shares representing $647,751, were automatically converted to 58,135 Class A shares and during the period ended April 30, 2000, 125,833 Class B shares representing $1,379,884 were automatically converted to 125,799 Class A shares.
See notes to financial statements.


FINANCIAL HIGHLIGHTS
The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                    Year Ended April 30,
Class A Shares                          2001      2000     1999      1998     1997
--------------------------------------------------------------------------------------

Per Share Data ($):
Net asset value, beginning of period      10.69     11.68    11.75     11.40    11.50

Investment Operations:
Investment income--net                      .56       .57      .59       .61      .63

Net realized and unrealized gain
  (loss) on investments                     .45      (.98)     .11       .40      .17

Total from Investment Operations           1.01      (.41)     .70      1.01      .80

Distributions:

Dividends from investment income--net      (.56)     (.57)    (.59)     (.61)    (.63)

Dividends from net realized
  gain on investments                     --         (.01)    (.18)     (.05)    (.27)

Total Distributions                        (.56)     (.58)    (.77)     (.66)    (.90)

Net asset value, end of period            11.14     10.69    11.68     11.75    11.40

----------------------------------------------------------------------------------------
Total Return (%) a                         9.63     (3.42)    6.08      9.04     7.08

----------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):

Ratio of expenses to average net assets     .96       .98      .93       .91      .92

Ratio of net investment income
  to average net assets                    5.09      5.22     4.97      5.23     5.46

Portfolio Turnover Rate                   51.41     57.94    47.11     48.69    24.45

----------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)    51,557    50,885   62,958    60,529   65,809


a  Exclusive of sales charge.
See notes to financial statements.
The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)
                                                   Year Ended April 30,
Class B Shares                          2001      2000     1999      1998     1997
----------------------------------------------------------------------------------------
Per Share Data ($):

Net asset value, beginning of period      10.68     11.67    11.75     11.40    11.49

Investment Operations:
Investment income--net                      .50       .52      .53       .55      .57

Net realized and unrealized gain
  (loss) on investments                     .46      (.98)     .10       .40      .18

Total from Investment Operations            .96      (.46)     .63       .95      .75

Distributions:

Dividends from investment income--net      (.50)     (.52)    (.53)     (.55)    (.57)

Dividends from net realized
  gain on investments                     --         (.01)    (.18)     (.05)    (.27)

Total Distributions                        (.50)     (.53)    (.71)     (.60)    (.84)

Net asset value, end of period            11.14     10.68    11.67     11.75    11.40

--------------------------------------------------------------------------------------
Total Return (%) a                         9.18     (3.93)    5.46      8.49     6.63
--------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):

Ratio of expenses to average net assets    1.48      1.49     1.43      1.42     1.43

Ratio of net investment income
   to average net assets                   4.57      4.70     4.46      4.71     4.94

Portfolio Turnover Rate                   51.41     57.94    47.11     48.69    24.45

--------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)     4,566     4,648    6,733     6,584    6,064
a  Exclusive of sales charge.
See notes to financial statements.



   Year Ended April 30,
Class C Shares                          2001      2000     1999      1998     1997
--------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period      10.70     11.69    11.76     11.41    11.48

Investment Operations:

Investment income--net                      .46       .49      .50       .52      .54

Net realized and unrealized gain
  (loss) on investments                     .45      (.98)     .11       .40      .20

Total from Investment Operations            .91      (.49)     .61       .92      .74

Distributions:
Dividends from investment income--net      (.46)     (.49)    (.50)     (.52)    (.54)

Dividends from net realized
  gain on investments                     --         (.01)    (.18)     (.05)    (.27)

Total Distributions                        (.46)     (.50)    (.68)     (.57)    (.81)

Net asset value, end of period            11.15     10.70    11.69     11.76    11.41

----------------------------------------------------------------------------------------

Total Return (%) a                         8.65     (4.16)    5.28      8.22     6.55
----------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):

Ratio of expenses to average net assets    1.79      1.68     1.70      1.64     1.65

Ratio of net investment income
  to average net assets                    4.18      4.51     4.06      4.51     4.64

Portfolio Turnover Rate                   51.41     57.94    47.11     48.69    24.45

----------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)       373       141      345         1        1
a  Exclusive of sales charge.
See notes to financial statements.

The Fund



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company that, effective May 17, 2001, offers eleven series including the Massachusetts Series (the "fund" ). The fund' s investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.


The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on
investments,   is   earned   from  settlement  date  and  recognized   The  Fun


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $4,624 during the period ended April 30, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide" ). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize market discount on municipal securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment, effective May 1, 2001, is to increase accumulated net investment income with an offsetting decrease to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund.
(c) Dividends to shareholders: It is the policy of the fund to declare dividends
daily    from    investment    income-net.    Such    dividends    are    paid
monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $1,282,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2001. If not applied, $282,000 of the carryover expires in fiscal 2008 and $1,000,000 expires in fiscal 2009.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2001, the fund did not borrow under the Facility.
                                                             The Fund


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average
daily    net    assets    and    is    payable    monthly.

The Distributor retained $5,446 during the period ended April 30, 2001, from commissions earned on sales of the fund's shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2001, Class B and Class C shares were charged $23,506 and $1,500, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2001, Class A, Class B and Class C shares were charged $131,672, $11,753 and $500, respectively, pursuant to the
Shareholder    Services    Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2001, the fund was charged $25,552 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2001, amounted to $30,501,779 and $27,741,430, respectively.
At April 30, 2001, accumulated net unrealized appreciation on investment was $1,669,915, consisting of $2,039,227 gross unrealized appreciation and $369,312 gross unrealized depreciation.

At April 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
                                                             The Fund


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Premier State Municipal Bond Fund, Massachusetts Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Massachusetts Series (one of the funds comprising the Dreyfus Premier State Municipal Bond Fund) as of April 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Dreyfus Premier State Municipal Bond Fund, Massachusetts Series at April 30, 2001, the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

New York, New York
June 8, 2001


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2001 as "exempt-interest dividends" (not subject to regular Federal and, for individuals
who   are   Massachusetts  residents,  Massachusetts  personal  income  taxes)
As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2001 calendar year on Form 1099-DIV which will be mailed by January 31, 2002.
                                                             The Fund



                                                           For More Information

                        Dreyfus Premier State Municipal Bond Fund, Massachusetts Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166
To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  063AR0401



================================================================================

Dreyfus Premier
State Municipal
Bond Fund,
Michigan Series

ANNUAL REPORT
April 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            17   Financial Highlights

                            20   Notes to Financial Statements

                            26   Report of Independent Auditors

                            27   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                     State Municipal Bond Fund,
                                                                Michigan Series

LETTER FROM THE PRESIDENT

Dear Shareholder:

We present this annual report for Dreyfus Premier State Municipal Bond Fund, Michigan Series, covering the 12-month period from May 1, 2000 through April 30, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, W. Michael Petty.

Municipal bonds generally provided attractive returns over the 12-month reporting period. Slowing economic growth and lower short-term interest rates helped boost the value of tax-exempt bonds, as did robust demand from investors fleeing the uncertainty of a falling stock market.

In our view, these divergent results indicate the importance of diversifying among different types of investments. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 14, 2001




DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Michigan Series perform during the period?

For the 12-month period ended April 30, 2001, the fund's Class A shares provided a 8.90% total return, Class B shares provided a 8.35% total return and Class C shares provided a 8.01% total return.(1) In comparison, the Lipper Michigan Municipal Debt Funds category average provided a 9.28% total return for the same period.(2)

We attribute the fund's performance to two factors. First, declining interest rates in a weakening economy produced above-average returns from the fund's holdings of discount bonds. However, the positive impact derived from discount bonds was offset by a less favorable environment for its holdings of lower rated, high yielding securities.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and Michigan state tax-exempt income as is practical without undue risk from a diversified portfolio of long-term municipal bonds. To achieve this objective, we employ two primary strategies. First, we evaluate supply-and-demand factors in the bond market that are affected by the relatively few municipal bonds issued by Michigan. Based on that assessment, we select the individual Michigan tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, creditworthiness of its issuer, insurance, and any provisions for early redemption. Under most circumstances, we look for high yielding bonds that have 10-year call protection and that are selling at a discount to face value.

Second, while we do not attempt to predict changes in interest rates, we may tactically manage the fund' s average duration -- a measure of sensitivity to
changes   in   interest   rates  --  in  anticipation  of  temporary
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the fund's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration consistent with other Michigan municipal bond funds.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy was growing strongly, leading to a 50 basis-point interest-rate increase by the Federal Reserve Board (the " Fed") in May 2000. During the summer, however, evidence emerged that the Fed's interest-rate hikes were slowing the economy. As a result, tax-exempt yields declined modestly, even though interest rates were unchanged during the remainder of 2000.

However, at the start of January 2001 -- faced with the risk of recession -- the Fed moved aggressively to stimulate economic growth by cutting interest rates 50 basis points. The Fed then cut interest rates three more times by 50 basis points each at the end of January, in March, and in April, causing bond prices
to    rise.

Some of the municipal bond market's strong performance can be attributed to investors fleeing a declining stock market, thereby enhancing the demand for municipal bonds. In this environment, we generally maintained the fund's weighted average maturity at a point consistent with its peer group average, enabling us to maintain yields. The fund particularly benefited from its deep-discount holdings, which were acquired when they were out of favor and available at attractive prices. As market conditions evolved, they returned to favor and gained value. We have gradually been selling these holdings on market rallies. However, some of that strong performance was offset by weakness among lower rated credits, which have recently suffered from reduced investor interest in a slowing economy.


To replace the discount bonds, we have purchased securities that we believe have the potential for advance refunding and that are selling at modest premiums. Such bonds tend to appreciate during market rallies, and usually hold their values better than others during market declines.

What is the fund's current strategy?

After four interest-rate cuts in as many months, we have seen signs that an economic recovery may be imminent. If so, demand from individual investors may slacken. Conversely, if the economy deteriorates further, demand for high quality bonds may remain strong. Accordingly, we have maintained our neutral posture and stand ready to extend or reduce the fund's weighted average maturity when the market' s direction becomes clearer. In addition, we have recently focused more intently on credit quality, increasing the fund's holdings of insured and triple-A rated bonds.(3)

May 14, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MICHIGAN RESIDENTS AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER INC.

(3) INSURANCE ON INDIVIDUAL BONDS EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Michigan Series Class A shares and the Lehman Brothers Municipal Bond Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MICHIGAN SERIES (THE "FUND") ON 4/30/91 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN MICHIGAN MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN MICHIGAN MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 4/30/01

                                                       Inception                                                       From
                                                          Date          1 Year      5 Years       10 Years        Inception
---------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                        5/28/87          4.03%        4.49%           5.72%          --
WITHOUT SALES CHARGE                                    5/28/87          8.90%        5.45%           6.21%          --

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                 1/15/93          4.35%        4.59%            --           5.52% ((+)(+))

WITHOUT REDEMPTION                                      1/15/93          8.35%        4.92%            --           5.52% ((+)(+))

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+)(+))           8/15/95          7.01%        4.62%            --           4.82%
WITHOUT REDEMPTION                                      8/15/95          8.01%        4.62%            --           4.82%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))      THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS
           4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))   ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE END
           OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)(+)(+))THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
           1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

April 30, 2001

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--96.2%                                                        Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Allegan Hospital Finance Authority, HR (Allegan General

  Hospital):

      6.875%, 11/15/2017                                                                      4,460,000                4,312,597

      7%, 11/15/2021                                                                            800,000                  780,432

Anchor Bay School District, Building and Site

   6%, 5/1/2023 (Insured; FGIC)                                                               1,500,000                1,666,305

Brighton Area School District:

   Zero Coupon, 5/1/2014 (Insured: AMBAC)                                                     8,000,000                4,031,760

   Zero Coupon, 5/1/2020 (Insured: AMBAC)                                                     5,000,000                1,724,800

Caledonia Community Schools

   4.75%, 5/1/2022 (Insured; FGIC)                                                            2,000,000                1,801,860

Capital Region Airport Authority, Airport Revenue

   6.70%, 7/1/2021 (Insured; MBIA)                                                            2,500,000                2,609,975

Chippewa County Hospital Finance Authority, Revenue

   5.625%, 11/1/2014                                                                          1,225,000                1,101,128

Chippewa Valley Schools

   5%, 5/1/2027 (Insured; AMBAC)                                                              6,325,000                5,889,397

Clarkston Community School

   5.75%, 5/1/2016 (Insured; FGIC) (Prerefunded 5/1/2005)                                     1,340,000  (a)           1,446,932

Detroit:

   (Unlimited Tax) 6.35%, 4/1/2014                                                            2,735,000                2,881,870

   Water Supply Systems Revenue

      8.765%, 7/1/2022 (Insured; FGIC)                                                        1,500,000  (b)           1,620,000

Dickinson County Healthcare Systems, HR

   5.70%, 11/1/2018                                                                           3,000,000                2,529,930

Edwardsburg Public Schools

   4.75%, 5/1/2024 (insured; FGIC)                                                            1,000,000                  894,150

Fowlerville Community Schools School District:

   5.60%, 5/1/2016 (Insured; MBIA)                                                            2,995,000                3,234,390

   4.75%, 5/1/2026 (Insured; FSA)                                                             1,500,000                1,330,470

Grand Rapids Housing Finance Authority, Multi-Family Revenue

   7.625%, 9/1/2023 (Collateralized; FNMA)                                                    1,000,000                1,072,350

Grand Valley State University, Revenue

   5.25%, 12/1/2020 (Insured; FGIC)                                                           3,400,000                3,364,980

Huron Valley School District

   Zero Coupon, 5/1/2018 (Insured; FGIC)                                                      6,370,000                2,498,887

Kalamazoo Hospital Finance Authority,

  Hospital Facilities Revenue (Borgess Medical Center)

   6.25%, 6/1/2014 (Insured; FGIC)                                                            2,000,000                2,267,800


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Kent County, Airport Facilities Revenue

  (Kent County International Airport):

      5.90%, 1/1/2012                                                                         1,145,000                1,239,726

      5.90%, 1/1/2013                                                                         1,095,000                1,185,589

      6.10%, 1/1/2025                                                                         3,000,000                3,268,500

Lake Orion Community School District

   5.80%, 5/1/2015 (Insured; AMBAC)                                                           2,085,000                2,161,665

Leslie Public Schools (Ingham and Jackson Counties)

  Building and Site 6%, 5/1/2015

   (Insured; AMBAC) (Prerefunded 5/1/2005)                                                    1,000,000  (a)           1,089,000

Michigan Building Authority, Lease Revenue

   6.75%, 10/1/2007 (Insured; AMBAC)                                                          1,600,000                1,655,760

Michigan Higher Education Student Loan Authority,

  Student Loan Revenue:

      6.875%, 10/1/2007 (Insured; AMBAC)                                                      2,250,000                2,298,218

      7.55%, 10/1/2008 (Insured; MBIA)                                                          330,000                  337,207

      6.125%, 9/1/2010                                                                        1,520,000                1,563,837

Michigan Hospital Finance Authority, HR:

   (Crittenton Hospital) 6.70%, 3/1/2007                                                      2,250,000                2,352,983

   (Daughters of Charity National Health Systems--Providence

      Hospital) 7%, 11/1/2021 (Prerefunded 11/1/2001)                                         2,700,000  (a)           2,804,544

   (Detroit Medical Center) 8.125%, 8/15/2012                                                    75,000                   75,055

   (Genesys Health Systems)

      8.125%, 10/1/2021 (Prerefunded 10/1/2005)                                               5,000,000  (a)           5,935,200

   (Mclaren Health Care Corp.)

      5%, 6/1/2028 (Insured; MBIA)                                                            4,430,000                4,085,213

   (Sisters of Mercy Health Corp)

      6.25%, 2/15/2009 (Insured; FSA)                                                         1,065,000                1,111,413

Michigan Housing Development Authority:

   6.75%, 12/1/2014                                                                           1,625,000                1,695,509

   Rental Housing Revenue

      7.70%, 4/1/2023 (Insured; FSA)                                                          4,185,000                4,275,563

Michigan Housing Representatives, COP:

   Zero Coupon, 8/15/2022 (Insured; AMBAC)                                                    7,325,000                2,174,133

   Zero Coupon, 8/15/2023 (Insured; AMBAC)                                                    2,615,000                  731,546

Michigan Municipal Bond Authority, Revenue

  (State Revolving Fund):

      6.50%, 10/1/2014 (Prerefunded 10/1/2004)                                                2,500,000  (a)           2,770,750

      6.50%, 10/1/2017 (Prerefunded 10/1/2004)                                                3,500,000  (a)           3,879,050

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Michigan Strategic Fund, Limited Obligation Revenue:

  (Ledyard Association Ltd. Partnership Project)

    6.25%, 10/1/2011

      (Insured; ITT Lyndon Property Insurance Co)                                             3,075,000                3,269,709

   (Northeastern Community Mental Health Foundation)

      8.25%, 1/1/2009                                                                         1,090,000                1,112,661

   SWDR (Genesee Power Station Project) 7.50%, 1/1/2021                                       3,000,000                2,901,270

Monroe County, PCR (Detroit Edison Project)

   6.55%, 6/1/2024 (Insured; MBIA)                                                            1,700,000                1,795,149

Monroe County Economic Development Corp, Ltd. Obligation

  Revenue (Detroit Edison Co Project)

   6.95%, 9/1/2022 (Insured; FGIC)                                                            2,000,000                2,426,340

Northville, Special Assessment (Wayne County)

   7.875%, 1/1/2006                                                                           1,350,000                1,354,820

Northwestern Michigan College, Community College

   Improvement Revenue 7%, 7/1/2011                                                           1,800,000                1,846,872

Redford Unified School District

   5.50%, 5/1/2015 (Insured; AMBAC)                                                           1,260,000                1,330,056

Romulus Community Schools

   Zero Coupon 5/1/2020 (Insured; FGIC)                                                       1,385,000                  480,429

Romulus Economic Development Corp, Ltd. Obligation EDR

   (Romulus Hir Ltd. Partnership Project) 7%, 11/1/2015
   (Insured; ITT Lyndon Property Insurance Co)                                                3,700,000                4,345,428

South Lyon Community Schools (School Building)

   6.375%, 5/1/2018 (Prerefunded 5/1/2002)                                                    1,500,000  (a)           1,575,630

Stockbridge Community Schools

   5.50%, 5/1/2021                                                                              600,000                  607,002

Sturgis Public School District, School Building and Site

   5.625%, 5/1/2025                                                                           5,085,000                5,218,583

Wayne Charter County, Airport Revenue,

   Special Facilities (Northwest Airlines Inc)
   6.75%, 12/1/2015                                                                           5,710,000                5,686,018

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $121,854,103)                                                                                               127,700,441


                                                                                               Principal
SHORT-TERM MUNICIPAL INVESTMENTS--1.1%                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Midland County Economic Development Corp., Economic

  Development Limited Obligation Revenue, VRDN

  (Dow Chemical Co. Project) 4.40%

   (cost $1,500,000)                                                                          1,500,000  (c)           1,500,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $123,354,103)                                                                            97.3%              129,200,441

CASH AND RECEIVABLES (NET)                                                                         2.7%                3,561,803

NET ASSETS                                                                                       100.0%              132,762,244

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

COP                       Certificate of Participation

EDR                       Economic Development Revenue

FGIC                      Financial Guaranty
                             Insurance Company

FNMA                      Federal National
                             Mortgage Association

FSA                       Financial Security Assurance

HR                        Hospital Revenue
MBIA                      Municipal Bond
                             Investors Assurance
                             Insurance Corporation

PCR                       Pollution Control Revenue

SWDR                      Solid Waste Disposal Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              64.1

AA                               Aa                              AA                                                6.8

A                                A                               A                                                 6.3

BBB                              Baa                             BBB                                               4.3

F1                               Mig1                            SP1                                               1.1

Not Rated(d)                     Not Rated(d)                    Not Rated(d)                                     17.4

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
     PERIODICALLY.

(C)  SECURITY PAYABLE ON DEMAND. VARIABLE RATE INTEREST--SUBJECT TO PERIODIC
     CHANGE.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           123,354,103   129,200,441

Cash                                                                    120,419

Interest receivable                                                   2,361,164

Receivable for investment securities sold                             1,083,675

Receivable for shares of Beneficial Interest subscribed                 121,520

Prepaid expenses                                                          7,808

                                                                    132,895,027
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           108,182

Payable for shares of Beneficial Interest redeemed                          300

Accrued expenses                                                         24,301

                                                                        132,783
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      132,762,244
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     128,965,980

Accumulated net realized gain (loss) on investments                 (2,050,074)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                            5,846,338
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     132,762,244

NET ASSET VALUE PER SHARE

                                                                              Class A       Class B       Class C
----------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            119,859,741     11,422,331    1,480,172

Shares Outstanding                                                          8,088,221        770,936       99,861
---------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                  14.82           14.82        14.82

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF OPERATIONS

Year Ended April 30, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      8,228,996

EXPENSES:

Management fee--Note 3(a)                                              748,976

Shareholder servicing costs--Note 3(c)                                 433,765

Distribution fees--Note 3(b)                                            69,696

Professional fees                                                       20,932

Registration fees                                                       17,261

Custodian fees                                                          15,709

Prospectus and shareholders' reports                                    13,664

Trustees' fees and expenses--Note 3(d)                                   3,947

Loan commitment fees--Note 2                                             1,275

Miscellaneous                                                           14,845

TOTAL EXPENSES                                                       1,340,070

INVESTMENT INCOME--NET                                               6,888,926
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                198,901

Net unrealized appreciation (depreciation) on investments            4,473,442

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               4,672,343

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                11,561,269

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended April 30,
                                             -----------------------------------
                                                     2001               2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          6,888,926           7,723,342

Net realized gain (loss) on investments           198,901          (2,252,887)

Net unrealized appreciation (depreciation)
   on investments                               4,473,442         (10,055,414)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   11,561,269          (4,584,959)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (6,279,937)          (6,855,425)

Class B shares                                  (554,980)            (805,529)

Class C shares                                   (54,009)             (62,388)

Net realized gain on investments:

Class A shares                                       --              (779,580)

Class B shares                                       --               (96,924)

Class C shares                                       --                (7,763)

TOTAL DIVIDENDS                               (6,888,926)          (8,607,609)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  5,259,177          12,607,868

Class B shares                                  1,460,748           1,932,898

Class C shares                                    592,867             172,133

Dividends reinvested:

Class A shares                                  3,514,718           4,300,261

Class B shares                                    251,842             502,087

Class C shares                                     29,587              25,391

Cost of shares redeemed:

Class A shares                               (16,759,904)         (27,570,960)

Class B shares                                (3,817,614)         (10,081,039)

Class C shares                                  (281,598)            (835,085)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (9,750,177)         (18,946,446)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (5,077,834)         (32,139,014)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           137,840,078          169,979,092

END OF PERIOD                                 132,762,244          137,840,078

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                      Year Ended April 30,
                                               ---------------------------------
                                                     2001               2000
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       358,420             861,443

Shares issued for dividends reinvested            238,396             294,083

Shares redeemed                               (1,139,785)          (1,888,153)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (542,969)            (732,627)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                        98,990             129,135

Shares issued for dividends reinvested             17,107              34,258

Shares redeemed                                 (259,938)            (683,893)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (143,841)            (520,500)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        39,866              11,839

Shares issued for dividends reinvested              2,001               1,732

Shares redeemed                                  (19,063)             (57,083)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      22,804             (43,512)

(A) DURING THE PERIOD ENDED APRIL 30, 2001, 126,102 CLASS B SHARES REPRESENTING $1,857,248 WERE AUTOMATICALLY CONVERTED TO 126,093 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2000, 311,268 CLASS B SHARES REPRESENTING $4,587,179 WERE AUTOMATICALLY CONVERTED TO 311,312 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                            Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS A SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.32          15.57          15.61          15.14         15.15

Investment Operations:

Investment income--net                                            .75            .76            .78            .80           .81

Net realized and unrealized gain (loss)
   on investments                                                 .50          (1.16)           .12            .48           .21

Total from Investment Operations                                 1.25           (.40)           .90           1.28          1.02

Distributions:

Dividends from investment income--net                            (.75)          (.76)          (.78)          (.80)         (.81)

Dividends from net realized gain
   on investments                                                  --           (.09)          (.16)          (.01)         (.22)

Total Distributions                                              (.75)          (.85)          (.94)          (.81)        (1.03)

Net asset value, end of period                                  14.82          14.32          15.57          15.61         15.14
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                              8.90         (2.56)           5.89          8.55           6.89
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .93           .94             .92           .92           .91

Ratio of net investment income
   to average net assets                                         5.11          5.18            4.96          5.12          5.34

Portfolio Turnover Rate                                         29.62         29.55           36.17         41.46         22.32
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         119,860       123,635         145,764       149,221       155,568

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                              Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS B SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.32          15.56          15.61          15.13         15.15

Investment Operations:

Investment income--net                                            .68            .69            .70            .72           .74

Net realized and unrealized gain (loss)
   on investments                                                 .50          (1.15)           .11            .49           .20

Total from Investment Operations                                 1.18           (.46)           .81           1.21           .94

Distributions:

Dividends from investment income--net                            (.68)          (.69)          (.70)         (.72)          (.74)

Dividends from net realized gain
   on investments                                                  --           (.09)          (.16)         (.01)          (.22)

Total Distributions                                             (.68)           (.78)          (.86)         (.73)          (.96)

Net asset value, end of period                                 14.82           14.32          15.56         15.61          15.13
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                             8.35           (2.98)          5.29          8.08           6.27
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                         1.44            1.44           1.42          1.42          1.42

Ratio of net investment income
   to average net assets                                        4.60            4.66           4.44          4.61          4.82

Portfolio Turnover Rate                                        29.62           29.55          36.17         41.46         22.32
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         11,422          13,101         22,338        20,938        19,338

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                             Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS C SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.33          15.57          15.61          15.14         15.16

Investment Operations:

Investment income--net                                            .64            .65            .66            .67           .69

Net realized and unrealized gain (loss)
   on investments                                                 .49          (1.15)           .12            .48           .20

Total from Investment Operations                                 1.13           (.50)           .78           1.15           .89

Distributions:

Dividends from investment income--net                            (.64)          (.65)          (.66)          (.67)         (.69)

Dividends from net realized gain
   on investments                                                  --           (.09)          (.16)          (.01)         (.22)

Total Distributions                                              (.64)          (.74)          (.82)          (.68)         (.91)

Net asset value, end of period                                  14.82          14.33          15.57          15.61         15.14
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                              8.01         (3.22)           5.08           7.70          5.94
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.69          1.69            1.67           1.69          1.72

Ratio of net investment income
   to average net assets                                         4.33          4.43            4.16           4.26          4.47

Portfolio Turnover Rate                                         29.62         29.55           36.17          41.46         22.32
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           1,480         1,104           1,877            640           241

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company that, effective May 17, 2001, offers eleven series including the Michigan Series (the "fund"). The fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.


The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions  are  recorded  on  the  identified  cost  basis.  Interest income,
adjusted   for  amortization  of  premiums  and  original  issue  dis
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

counts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $8,396 during the period ended April 30, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize market discount on municipal securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment, effective May 1, 2001, is to increase accumulated net investment income with an offsetting decrease to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $2,066,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2001. If not applied, $1,231,000 of the carryover expires in fiscal 2008 and $835,000 expires in fiscal 2009.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2001, the fund did not borrow under the Facility.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

The Distributor retained $15,053 during the period ended April 30, 2001, from commissions earned on sales of the fund's shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2001, Class B and Class C shares were charged $60,331 and $9,365, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2001, Class A, Class B and Class C shares were charged $307,156, $30,166 and $3,122, respectively, pursuant to the Shareholder Services Plan.


The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2001, the fund was charged $73,059 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2001, amounted to $38,930,634 and $42,493,392, respectively.

At  April  30,  2001, accumulated net unrealized appreciation on investments was
$5,846,338,   consisting   of   $7,066,050  gross  unrealized  appreciation  and
$1,219,712 gross unrealized depreciation.

At April 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Premier State Municipal Bond Fund, Michigan Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Michigan Series (one of the funds comprising the Dreyfus Premier State Municipal Bond Fund) as of April 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Michigan Series at April 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
June 8, 2001



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2001 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Michigan residents, Michigan personal income taxes).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2001 calendar year on Form 1099-DIV which will be mailed by January 31, 2002.

                                                             The Fund

NOTES

                      For More Information

                        Dreyfus Premier State Municipal Bond Fund,
                        Michigan Series
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  053AR0401



================================================================================

Dreyfus Premier
State Municipal
Bond Fund,
Minnesota Series

ANNUAL REPORT
April 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            17   Financial Highlights

                            20   Notes to Financial Statements

                            26   Report of Independent Auditors

                            27   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                     State Municipal Bond Fund,
                                                               Minnesota Series

LETTER FROM THE PRESIDENT

Dear Shareholder:

We present this annual report for Dreyfus Premier State Municipal Bond Fund, Minnesota Series, covering the 12-month period from May 1, 2000 through April 30, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, W. Michael Petty.

Municipal bonds generally provided attractive returns over the 12-month reporting period. Slowing economic growth and lower short-term interest rates helped boost the value of tax-exempt bonds, as did robust demand from investors fleeing the uncertainty of a falling stock market.

In our view, these divergent results indicate the importance of diversifying among different types of investments. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 14, 2001




DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Minnesota Series perform during the period?

For the 12-month period ended April 30, 2001, the fund's Class A shares provided a 8.90% total return, Class B shares provided a 8.27% total return and Class C shares provided a 8.03% total return.(1) In comparison, the Lipper Minnesota Municipal Debt Funds category average provided a 8.86% total return for the same period.(2)

We attribute the fund's performance to two factors. First, municipal bonds generally rallied when interest rates fell in a weakening economy. Second, the fund's holdings of discount bonds gained value as they came back into favor among investors.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and Minnesota state tax-exempt income as is practical without undue risk from a diversified portfolio of longer term municipal bonds. To achieve this objective, we employ two primary strategies. First, we evaluate supply-and-demand factors in the bond market that are affected by the relatively few municipal bonds issued by Minnesota. Based on that assessment, we select the individual Minnesota tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, creditworthiness of its issuer, insurance, and any provisions for early redemption. Under most circumstances, we look for high yielding bonds that have 10-year call protection and that are selling at a discount to face value.

Second, while we do not attempt to predict changes in interest rates, we may tactically manage the fund's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand
changes.    If    we   expect   the   supply   of   newly   issued
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

bonds to increase, we may reduce the fund's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration consistent with other Minnesota municipal bond funds.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy was growing strongly, leading to a 50 basis-point increase in interest rates by the Federal Reserve Board (the "Fed") in late May 2000. During the summer, however, evidence emerged that the Fed's interest-rate hikes were slowing the economy. As a result, tax-exempt yields declined modestly, even though the Fed did not change interest rates during the remainder of 2000.

However, at the start of January 2001 -- faced with the risk of recession -- the Fed moved aggressively to stimulate economic growth by cutting interest rates 50 basis points. The Fed then cut interest rates three more times by 50 basis points each at the end of January, in March, and again in April. Except for seasonal back-ups related to the payment of income taxes by individuals, yields
of    tax-exempt    bonds    generally    continued    to    move    lower.

Some of the municipal bond market's strong performance can be attributed to investors fleeing a declining stock market, thereby enhancing the demand for municipal bonds. In this environment, we generally maintained the fund's weighted average maturity at a point consistent with its peer group average, enabling us to maintain yields. The fund particularly benefited from its deep discount holdings, which were acquired when they were out of favor and available at attractive prices. As market conditions evolved, they returned to favor and gained value. We have gradually been selling these holdings on market rallies.

To replace these discount bonds, we have purchased bonds that we believe have the potential for advance refunding and that are selling at modest premiums. Such bonds tend to appreciate during market rallies, and usually hold their values better than others during market declines.

What is the fund's current strategy?

After four interest-rate cuts in as many months, we have seen signs that economic recovery may be imminent. If so, demand from individual investors may slacken. Conversely, if the economy deteriorates further, demand for high quality bonds may remain strong. Accordingly, we have maintained out neutral posture and stand ready to extend or reduce the fund's weighted average maturity when the market' s direction becomes clearer. In addition, we have recently focused more intently on credit quality, increasing the fund's holdings of insured and triple-A rated bonds.(3)

May 14, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MINNESOTA RESIDENTS AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER INC.

(3) INSURANCE ON INDIVIDUAL BONDS EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Minnesota Series Class A shares and the Lehman Brothers Municipal Bond Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MINNESOTA SERIES (THE "FUND") ON 4/30/91 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN MINNESOTA MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN MINNESOTA MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 4/30/01

                                                       Inception                                                       From
                                                         Date         1 Year          5 Years       10 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                        5/28/87       4.04%            4.02%         5.65%              --
WITHOUT SALES CHARGE                                    5/28/87       8.90%            4.99%         6.14%              --

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE+                      1/15/93       4.27%            4.10%           --              5.04%++

WITHOUT REDEMPTION                                      1/15/93       8.27%            4.43%           --              5.04%++

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE +++                   8/15/95       7.03%            4.13%           --              4.27%
WITHOUT REDEMPTION                                      8/15/95       8.03%            4.13%           --              4.27%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

+   THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
    AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

++  ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE END
    OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

+++ THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
    1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

April 30, 2001

                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS--96.9%                                                       Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Anoka County, SWDR (United Power Association Project)

  6.95%, 12/1/2008 (Guaranteed; National Rural

   Utilities Cooperative Finance Corp.)                                                       3,825,000                3,892,779

Brooklyn Park 5.85%, 2/1/2016 (Insured; FSA)                                                  1,425,000                1,477,198

Chaska, Electric Revenue 6%, 10/1/2020                                                        3,000,000                3,101,160

Dakota County Housing and Redevelopment Authority, South

  Saint Paul Revenue (Single Family-GNMA Program)

   8.10%, 9/1/2012                                                                               65,000                   65,400

Golden Valley, Revenue (Covenant Retirement Communities)

   5.50%, 12/1/2029                                                                           2,000,000                1,787,820

Grand Rapids Housing and Redevelopment Authority, Revenue

  (Governmental Housing-Lakeshore Project)

   5.30%, 10/1/2029                                                                           1,000,000                  920,050

Harmony, MFHR (Zedakah Foundation Project)

   5.95 %, 9/1/2020                                                                           1,000,000                1,004,470

Hastings, Health Care Facility Revenue (Regina Medical

   Center) 5.30%, 9/15/2028 (Insured; ACA)                                                    1,335,000                1,166,790

Hubbard County, SWDR (Potlatch Corp. Project)

   7.375%, 8/1/2013                                                                           1,000,000                1,004,260

Inver Grove Heights Independent School District Number 199

   5.75%, 2/1/2017                                                                            2,225,000                2,289,414

Mahtomedi Independent School District Number 832

   Zero Coupon, 2/1/2017 (Insured; MBIA)                                                      1,275,000                  543,226

Minneapolis:

  Health Care Facilities Revenue (Shelter Care Foundation):

      6%, 4/1/2010                                                                              830,000                  763,426

      6.50%, 4/1/2029                                                                         1,000,000                  862,980

   Home Ownership Program 7.10%, 6/1/2021                                                       360,000                  367,524

   HR (Lifespan Inc.-Minneapolis Children's Medical Center

      Project) 7%, 12/1/2020 (Prerefunded 6/1/2001)                                           5,650,000  (a)           5,780,119

   MFHR (Churchill Apartments Project)

      7.05%, 10/1/2022 (Insured; FSA)                                                         4,000,000                4,109,160

   MFMR (Seward Towers Project)

      7.375%, 12/20/2030 (Collateralized; GNMA)                                               2,350,000                2,402,287

   Zero Coupon, 12/1/2014                                                                     1,825,000                  907,372

Minneapolis and Saint Paul Metropolitan Airports Commission,

   Airport Revenue
   5%,1/1/2030 (Insured; AMBAC)                                                               4,915,000                4,615,283



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Minneapolis Community Development Agency, Ltd. Tax

  Support Development Revenue:

      8%, 12/1/2009                                                                             300,000                  303,585

      7.75%, 12/1/2019                                                                        2,590,000                2,647,835

      7.40%, 12/1/2021                                                                        2,000,000                2,068,800

Minneapolis-Saint Paul Housing and Redevelopment Authority,

  Health Care Systems Revenue

   (Group Health Plan Inc., Project) 6.75%, 12/1/2013                                         2,750,000                2,791,965

Minneapolis-Saint Paul Housing Finance Board, SFMR

   7.30%, 8/1/2031 (Collateralized; GNMA)                                                     3,665,000                3,745,997

State of Minnesota (Duluth Airport) 6.25%, 8/1/2014                                           2,500,000                2,650,050

Minnesota Agricultural and Economic Development Board,

  Revenue, Fairview Health Care Systems

   6.375%, 11/15/2029                                                                         2,000,000                2,066,580

Minnesota Higher Education Facilities Authority:

  Adjustable Demand Revenue (Bethel College and Seminary)

      5.10%, 4/1/2019 (LOC; Allied Irish Bank PLC)                                            3,600,000                3,434,292

   College and University Revenue:

      (College at Saint Benedict) 5.35%, 3/1/2020                                             1,000,000                  960,150

      (University of Saint Thomas):

         5.35%, 4/1/2017                                                                      1,000,000                1,003,520

         5.40%, 4/1/2022                                                                      2,125,000                2,121,473

   Mortgage Revenue (Augsburg College) 5.30%, 10/1/2027                                       2,000,000                1,878,120

Minnesota Housing Finance Agency, Revenue:

   Rental Housing 6.10%, 8/1/2009                                                             1,895,000                1,898,108

   Single Family Mortgage:

      5.80%, 1/1/2019                                                                         2,000,000                2,036,340

      5.45%, 1/1/2022 (Insured; MBIA)                                                         1,000,000                  996,480

      7.45%, 7/1/2022 (Insured; FHA)                                                            370,000                  377,011

      6.95%, 7/1/2026                                                                         1,850,000                1,915,120

Minnesota Public Facilities Authority, Water Pollution Control

   Revenue 6.50%, 3/1/2014 (Prerefunded 3/1/2001)                                             4,200,000  (a)           4,398,408

Minnesota Retirement Systems, Building Revenue

   6%, 6/1/2030                                                                               1,475,000                1,571,052

New Hope, Housing and Health Care Facilities Revenue

  (Masonic Home--North Ridge):

      5.90%, 3/1/2019                                                                         1,000,000                  875,910

      5.875%, 3/1/2029                                                                        3,000,000                2,460,180

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Northern Municipal Power Agency, Electric System Revenue

   6.925%, 1/1/2016 (Insured; FSA )                                                           5,000,000  (b,c)         5,223,700

City of Red Wing, Health Care Facilities Revenue

   (River Region Obligation Group) 6.50%, 9/1/2022                                            3,445,000                3,788,122

Rosemount Independent School District Number 196

   Zero Coupon, 4/1/2014 (Insured; MBIA)                                                      3,000,000                1,539,720

Roseville Independent School District Number 623,

  School District Credit Enhancement Program

   5%, 2/1/2025 (Insured; FSA)                                                                2,500,000                2,377,750

Saint Cloud, Hospital Facilities Revenue

  (The Saint Cloud Hospital)

   7%, 7/1/2020 (Insured; AMBAC) (Prerefunded 7/1/2001)                                       1,000,000  (a)           1,025,930

Saint Paul Housing and Redevelopment Authority, Revenue:

  Hospital (HealthEast Project)

      5.70%, 11/1/2015 (Insured; ACA)                                                         2,000,000                1,954,720

   Single Family Mortgage

      6.90%, 12/1/2021 (Insured; FNMA)                                                        1,520,000                1,557,681

Sartell, PCR (Champion International Corp. Project)

   6.95%, 10/1/2012                                                                           5,000,000                5,194,550

Seaway Port Authority of Duluth,
   Industrial Development Dock and Wharf
   Revenues (Cargill Inc. Project) 6.80%, 5/1/2012                                            3,000,000                3,130,170

Shakopee Public Utilities Commission, Public Utilities

   Revenue 6%, 2/1/2028 (Insured; MBIA)                                                       1,000,000                1,054,260

Southern Municipal Power Agency,

  Power Supply System Revenue:

      5.75%, 1/1/2018 (Insured; MBIA)                                                         2,000,000                2,040,500

      Zero Coupon, 1/1/2021 (Insured; MBIA)                                                   8,000,000                2,648,400

      Zero Coupon, 1/1/2025 (Insured; MBIA)                                                   5,255,000                1,373,552

      Zero Coupon, 1/1/2026 (Insured; MBIA)                                                  15,530,000                3,826,281

      Zero Coupon, 1/1/2027 (Insured; MBIA)                                                   4,800,000                1,117,344

University of Minnesota, College and University Revenue

   5.50%, 7/1/2021                                                                            5,925,000                6,148,728

Washington County Housing and Redevelopment Authority,

  Hospital Facility Revenue (Healtheast Project)

   5.375%, 11/15/2018 (Insured; ACA)                                                          5,000,000                4,605,100

Western Minnesota Municipal Power Agency, Electric Power

   and Light Revenue 5.50%, 1/1/2012 (Insured; AMBAC)                                           900,000                  935,271

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $127,815,070)                                                                                               128,803,473


                                                                                               Principal
SHORT-TERM INVESTMENTS--2.4%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Beltrami County, Environmental Control Revenue,

  VRDN (Northwood Panelboard Co. Project)

   4.40% (LOC; Union Bank of Switzerland)                                                     1,000,000  (d)           1,000,000

Mankato, Revenue, VRDN (Bethany Lutheran

   College) 4.45% (LOC; Well Fargo Bank)                                                      1,000,000  (d)           1,000,000

Waconia, IDR, VRDN (Milltronics Manufacturing

   Co. Project) 4.40% (LOC; U.S. Bank N.A.)                                                   1,150,000  (d)           1,150,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $3,150,000)                                                                                                   3,150,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $130,965,070)                                                             99.3%              131,953,473

CASH AND RECEIVABLES (NET)                                                                          .7%                  882,916

NET ASSETS                                                                                       100.0%              132,836,389

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

ACA                       American Capital Access

AMBAC                     American Municipal Bond
                             Assurance Corporation

FHA                       Federal Housing Administration

FNMA                      Federal National Mortgage
                             Association

FSA                       Financial Security Assurance

GNMA                      Government National Mortgage
                             Association

HR                        Hospital Revenue

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

MFHR                      Multi-Family Housing Revenue

MFMR                      Multi-Family Mortgage Revenue

PCR                       Pollution Control Revenue

SFMR                      Single Family Mortgage Revenue

SWDR                      Solid Waste Disposal Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              39.9

AA                               Aa                              AA                                               14.5

A                                A                               A                                                21.1

BBB                              Baa                             BBB                                              11.8

F1                               Mig1                            SP1                                               5.0

Not Rated( e)                    Not Rated (e)                   Not Rated( e)                                     7.7

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  INVERSE FLOATER SECURITY-THE INTEREST RATE IS SUBJECT TO CHANGE
     PERIODICALLY.

(C)  SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF
     1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
     NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT APRIL 30, 2001, THIS
     SECURITY AMOUNTED TO $5,223,700 OR 3.9% OF NET ASSETS.

(D)  SECURITIES PAYABLE ON DEMAND. VARIABLE RATE INTEREST-SUBJECT TO PERIODIC
     CHANGE.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

April 30, 2001

                                                             Cost  Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           130,965,070   131,953,473

Interest receivable                                                   2,053,999

Receivable for shares of Beneficial Interest subscribed                  77,652

Prepaid expenses                                                          9,213

                                                                    134,094,337
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           102,667

Cash overdraft due to Custodian                                          46,729

Payable for investment securities purchased                             996,172

Payable for shares of Beneficial Interest redeemed                       87,165

Accrued expenses                                                         25,215

                                                                      1,257,948
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      132,836,389
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     132,535,142

Accumulated net realized gain (loss) on investments                    (687,156)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                               988,403
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      132,836,389

NET ASSET VALUE PER SHARE

                                         Class A         Class B        Class C
--------------------------------------------------------------------------------

Net Assets ($)                        117,280,502     14,416,559      1,139,328

Shares Outstanding                      8,035,192        986,088         77,941
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)               14.60          14.62          14.62

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended April 30, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      7,971,425

EXPENSES:

Management fee--Note 3(a)                                              724,836

Shareholder servicing costs--Note 3(c)                                 405,898

Distribution fees--Note 3(b)                                            78,910

Professional fees                                                       19,962

Registration fees                                                       17,547

Custodian fees                                                          16,666

Prospectus and shareholders' reports                                    15,287

Trustees' fees and expenses--Note 3(d)                                   4,035

Loan commitment fees--Note 2                                             1,231

Miscellaneous                                                           11,054

TOTAL EXPENSES                                                       1,295,426

INVESTMENT INCOME--NET                                               6,675,999
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (248,630)

Net unrealized appreciation (depreciation) on investments            4,599,066

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               4,350,436

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                11,026,435

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                        Year Ended April 30,
                                              ----------------------------------
                                                     2001                 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          6,675,999            7,569,107

Net realized gain (loss) on investments          (248,630)            (447,921)

Net unrealized appreciation (depreciation)
   on investments                               4,599,066          (11,735,245)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   11,026,435           (4,614,059)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (5,974,560)          (6,551,289)

Class B shares                                   (655,971)            (971,307)

Class C shares                                    (45,468)             (46,511)

Net realized gain on investments:

Class A shares                                         --             (504,105)

Class B shares                                         --              (72,260)

Class C shares                                         --               (2,995)

TOTAL DIVIDENDS                                (6,675,999)          (8,148,467)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  6,752,448            16,089,847

Class B shares                                  1,740,488             1,911,126

Class C shares                                    179,789               486,001

Dividends reinvested:

Class A shares                                  3,623,176             4,327,654

Class B shares                                    386,271               649,087

Class C shares                                     19,758                31,502

Cost of shares redeemed:

Class A shares                                (13,204,346)          (27,782,707)

Class B shares                                 (2,847,622)          (15,466,061)

Class C shares                                   (168,770)             (777,728)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (3,518,808)          (20,531,279)

TOTAL INCREASE (DECREASE) IN NET ASSETS           831,628           (33,293,805)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           132,004,761          165,298,566

END OF PERIOD                                 132,836,389          132,004,761

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                       Year Ended April 30,
                                                --------------------------------
                                                     2001                 2000
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       463,838            1,102,831

Shares issued for dividends reinvested            249,350              301,122

Shares redeemed                                  (915,957)          (1,942,658)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (202,769)            (538,705)
--------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                       118,624              129,739

Shares issued for dividends reinvested             26,546               44,882

Shares redeemed                                  (196,874)          (1,065,330)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (51,704)            (890,709)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        12,313              34,530

Shares issued for dividends reinvested              1,358               2,176

Shares redeemed                                   (11,685)            (53,552)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       1,986             (16,846)

(A) DURING THE PERIOD ENDED APRIL 30 2001, 85,091 CLASS B SHARES REPRESENTING $1,199,400 WERE AUTOMATICALLY CONVERTED TO 82,785 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2000, 656,217 CLASS B SHARES REPRESENTING $9,496,629 WERE AUTOMATICALLY CONVERTED TO 657,231 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except porfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                     Year Ended April 30,
                                                                       -------------------------------------------------------------
CLASS A SHARES                                                   2001        2000         1999       1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.11       15.30        15.30      15.03         14.98

Investment Operations:

Investment income--net                                            .74         .75         .78         .82           .82

Net realized and unrealized gain (loss)
   on investments                                                 .49       (1.13)        .04         .27           .09

Total from Investment Operations                                 1.23        (.38)        .82        1.09           .91

Distributions:

Dividends from investment income--net                           (.74)        (.75)       (.78)       (.82)         (.82)

Dividends from net realized gain
   on investments                                                  --        (.06)       (.04)         --          (.04)

Total Distributions                                             (.74)        (.81)       (.82)       (.82)         (.86)

Net asset value, end of period                                  14.60       14.11       15.30       15.30         15.03
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                             8.90       (2.48)       5.41        7.36          6.16
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA ($):

Ratio of expenses to average net assets                           .92         .93         .91         .90           .91

Ratio of net investment income
   to average net assets                                         5.13        5.20        5.05        5.32          5.42

Portfolio Turnover Rate                                         14.00       13.45       41.27       13.37         25.82
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         117,281     116,261     134,314     126,115       129,031

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                  Year Ended April 30,
                                                                        --------------------------------------------
CLASS B SHARES                                                   2001       2000       1999         1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.14      15.33      15.33        15.06         15.01

Investment Operations:

Investment income--net                                            .67        .67        .70          .74           .74

Net realized and unrealized gain (loss)
   on investments                                                 .48      (1.13)       .04          .27           .09

Total from Investment Operations                                 1.15       (.46)       .74         1.01           .83

Distributions:

Dividends from investment income--net                            (.67)      (.67)      (.70)        (.74)         (.74)

Dividends from net realized gain
   on investments                                                  --       (.06)      (.04)          --          (.04)

Total Distributions                                              (.67)      (.73)      (.74)        (.74)         (.78)

Net asset value, end of period                                  14.62      14.14      15.33        15.33         15.06
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                             8.27      (2.97)      4.86         6.79          5.60
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.43       1.46       1.43         1.42          1.44

Ratio of net investment income
   to average net assets                                         4.62       4.64       4.52         4.79          4.90

Portfolio Turnover Rate                                         14.00      13.45      41.27        13.37         25.82
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          14,417     14,671     29,562       28,568        26,004

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.



                                               Year Ended April 30,
                                    --------------------------------------------
CLASS C SHARES                                                   2001      2000        1999        1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.13      15.33       15.33       15.06      15.01

Investment Operations:

Investment income--net                                            .63        .63         .65         .69        .70

Net realized and unrealized gain (loss)
   on investments                                                 .49      (1.14)        .04         .27        .09

Total from Investment Operations                                 1.12       (.51)        .69         .96        .79

Distributions:

Dividends from investment income-net                             (.63)      (.63)       (.65)       (.69)      (.70)

Dividends from net realized gain
   on investments                                                  --       (.06)       (.04)         --       (.04)

Total Distributions                                              (.63)      (.69)       (.69)       (.69)      (.74)

Net asset value, end of period                                  14.62      14.13       15.33       15.33      15.06
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                             8.03      (3.30)       4.53        6.46       5.34
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.72       1.73        1.74        1.73       1.67

Ratio of net investment income
   to average net assets                                         4.32       4.38        4.16        4.40       4.62

Portfolio Turnover Rate                                         14.00      13.45       41.27       13.37      25.82
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           1,139      1,073       1,422         667        307

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company and operates as a series company that, effective May 17, 2001, offers eleven series, including the Minnesota Series (the "fund"). The fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each Class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.


The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on
investments,   is   earned   from  settlement  date  and  recognized
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $8,497 during the period ended April 30, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

In November 2000 the American Institute of Certified Public Accountants (" AICPA" ) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide" ). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize market discounts on municipal securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment, effective May 1, 2001, is to increase accumulated net investment income with an offsetting decrease to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $698,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2001. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, $158,000 of the carryover expires in fiscal 2008 and $540,000 expires in fiscal 2009.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2001, the fund did not borrow under the Facility.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

The Distributor retained $276 during the period ended April 30, 2001, from commissions earned on sales of the fund's shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2001, Class B and Class C shares were charged $71,021 and $7,889, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2001, Class A, Class B and Class C shares were charged $291,330, $35,511 and $2,630, respectively, pursuant to the Shareholder Services Plan.


The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2001, the fund was charged $58,281 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period April 30, 2001, amounted to $17,747,691 and $18,313,422, respectively.

At April 30, 2001, accumulated net unrealized appreciation on investments was $988,403, consisting of $3,485,175 gross unrealized appreciation and $2,496,772 gross unrealized depreciation.

At April 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Premier State Municipal Bond Fund, Minnesota Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Minnesota Series (one of the Funds comprising the Dreyfus Premier State Municipal Bond Fund) as of April 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Minnesota Series at April 30, 2001, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York
June 8, 2001



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2001 as
"exempt-interest   dividends"  (not  subject   to  regular  Federal  and,  for
individuals who are Minnesota residents, Minnesota personal income taxes).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2001 calendar year on Form 1099-DIV which will be mailed by January 31, 2002.

                                                             The Fund

NOTES

                                                           For More Information

                        Dreyfus Premier State Municipal Bond Fund, Minnesota Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  055AR0401



================================================================================

Dreyfus Premier State
Municipal Bond Fund,
New Jersey Series

ANNUAL REPORT
April 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            18   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                     State Municipal Bond Fund,
                                                              New Jersey Series

LETTER FROM THE PRESIDENT

Dear Shareholder:

We present this annual report for Dreyfus Premier State Municipal Bond Fund, New Jersey Series, covering the 12-month period from May 1, 2000 through April 30, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, W. Michael Petty.

Municipal bonds generally provided attractive returns over the 12-month reporting period. Slowing economic growth and lower short-term interest rates helped boost the value of tax-exempt bonds, as did robust demand from investors fleeing the uncertainty of a falling stock market.

In our view, these divergent results indicate the importance of diversifying among different types of investments. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 18, 2001




DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, New Jersey Series perform during the period?

For the 12-month period ended April 30, 2001, the fund's Class A shares provided a 10.03% total return, Class B shares provided a 9.40% total return and Class C shares provided a 9.24% total return.(1) In comparison, the Lipper New Jersey Municipal Debt Funds category average provided a 9.82% total return for the same period.(2)

We attribute the fund's performance to two factors. First, municipal bonds generally rallied when interest rates fell in a weakening economy. Second, the fund's holdings of discount bonds gained value as they came back into favor among investors.

What was the fund's investment approach?

Our goal was to seek as high a level of federal and New Jersey state tax-exempt income as practical without undue risk from a diversified portfolio of municipal bonds. To achieve this objective, we employed two primary strategies. First, we evaluated supply-and-demand factors in the bond market that were affected by the relatively few municipal bonds issued by New Jersey. Based on that assessment, we selected the individual New Jersey tax-exempt bonds that we believed were most likely to provide the highest returns with the least risk. We looked at such criteria as the bond's yield, price, age, creditworthiness of its issuer, insurance, and any provisions for early redemption. Under most circumstances, we looked for high yielding bonds that have 10-year call protection and that were selling at a discount to face value.

Second, while we did not attempt to predict changes in interest rates, we tried to tactically manage the fund's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand
changes.    If    we    expected    the    supply    of    newly
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

issued bonds to increase, we reduced the fund's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expected demand for municipal bonds to surge at a time when we anticipated little issuance, we increased the fund's average duration to maintain current yields for as long as practical. At other times, we tried to maintain a "neutral" average duration consistent with other New Jersey municipal bond funds.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy was growing strongly, leading to a 50 basis-point increase in interest rates by the Federal Reserve Board (the "Fed") in late May 2000. During the summer, however, evidence emerged that the Fed's rate hikes were slowing the economy. As a result, tax-exempt yields declined modestly, even though the Fed did not change interest rates during the remainder of 2000.

However, at the start of January 2001 -- faced with the risk of recession -- the Fed moved aggressively to stimulate economic growth by cutting interest rates 50 basis points. The Fed then cut interest rates four more times by 50 basis points each at the end of January, in March, again in April and also on May 15, 2001. Except for seasonal back-ups related to the payment of income taxes by individuals, yields of tax-exempt bonds generally continued to move lower

Some of the municipal bond market's strong performance can be attributed to investors fleeing a declining stock market, thereby enhancing the demand for municipal  bonds.  In  this  environment,  we  generally  maintained  the fund's weighted average maturity at a point that was in line with its peer group average, enabling us to maintain yields without undue risks. The fund particularly benefited from its deep-discount holdings. These bonds were acquired at a time when they were out of favor among investors and available at attractive prices. As market conditions evolved, they returned to favor and gained value. We had been gradually selling these holdings on market rallies.


To replace these discount bonds, we generally purchased income-oriented bonds that cannot be redeemed by their issuers over the next several years and that
are    selling    at    modest    premiums    to    their    face    values.

What was the fund's strategy?

At a Special Meeting of Shareholders of the fund held on May 1, 2001, shareholders approved a merger of the fund into Dreyfus New Jersey Municipal Bond Fund, Inc. Effective May 16, 2001, this merger took place and thereafter, the fund was terminated as a series of Dreyfus Premier State Municipal Bond Fund. Shareholders who held shares of the fund at the time of the merger became shareholders in Dreyfus New Jersey Municipal Bond Fund, Inc.

May 18, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW JERSEY RESIDENTS AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER INC.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, New Jersey Series Class A shares and Class B shares and the Lehman Brothers Municipal Bond Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

ON MARCH 31, 1997, THE NEW JERSEY SERIES COMMENCED OPERATIONS THROUGH A TRANSFER OF ASSETS FROM THE NEW JERSEY SERIES OF PREMIER INSURED MUNICIPAL BOND FUND. THE FINANCIAL DATA PROVIDED ABOVE PRIOR TO SUCH DATE IS FOR THE NEW JERSEY SERIES OF PREMIER INSURED MUNICIPAL BOND FUND.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A SHARES AND CLASS B SHARES OF DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES (THE "FUND") ON 5/4/94 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 4/30/94 IS USED AS THE BEGINNING VALUE ON 5/4/94. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. CLASS B SHARES ASSUMES THE CONVERSION TO CLASS A SHARES AT THE END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE. PERFORMANCE FOR CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF BOTH CLASS A SHARES AND CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN NEW JERSEY MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE ON CLASS B SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN NEW JERSEY MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 4/30/01

                                                                      Inception                                         From
                                                                        Date            1 Year         5 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                                       5/4/94             5.11%          4.08%         4.60%
WITHOUT SALES CHARGE                                                   5/4/94            10.03%          5.04%         5.29%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ++                                   5/4/94             5.40%          4.17%         4.83% +++

WITHOUT REDEMPTION                                                     5/4/94             9.40%          4.50%         4.83% +++

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ++++                                12/4/95             8.24%          4.26%         3.33%
WITHOUT REDEMPTION                                                    12/4/95             9.24%          4.26%         3.33%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

+    ON MARCH 31, 1997, THE NEW JERSEY SERIES COMMENCED OPERATIONS THROUGH A
     TRANSFER OF ASSETS FROM THE NEW JERSEY SERIES OF PREMIER INSURED MUNICIPAL
     BOND FUND. THE FINANCIAL DATA PROVIDED ABOVE PRIOR TO SUCH DATE IS FOR THE
     NEW JERSEY SERIES OF PREMIER INSURED MUNICIPAL BOND FUND.

++   THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
     AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

+++  ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE END OF
     THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

++++ THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1% FOR
     SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

April 30, 2001

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--95.1%                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY--85.4%

Bergen County Housing Development Corp., Revenue

   (Mortgage--Park Ridge) 5.95%, 7/1/2025 (Insured; MBIA)                                       500,000                  505,270

Bordentown Sewer Authority, Revenue

   5.375%, 12/1/2020 (Insured; FGIC)                                                            880,000                  891,801

Camden County Improvement Authority, Revenue
   (Health Care Redevelopment Project--
   Cooper Health System Obligation Group)

   5.875%, 2/15/2015                                                                            100,000                   77,013

Carteret Board of Education COP

   6%, 1/15/2024 (Insured; MBIA)                                                                440,000                  474,707

Higher Education Student Assistance Authority,
   Student Loan Revenue

   6.125%, 6/1/2017 (Insured; MBIA)                                                             600,000                  633,456

Mercer County Improvement Authority, Revenue

   (County Courthouse Project) 5.75%, 11/1/2017                                                 500,000                  526,075

New Jersey Economic Development Authority, Revenue

  First Mortgage:

    (The Evergreens):

         6%, 10/1/2017                                                                          650,000                  578,968

         6%, 10/1/2022                                                                          700,000                  599,445

      (Fellowship Village) 5.50%, 1/1/2018                                                      450,000                  380,628

   Special Facility (Continental Airlines Inc. Project)

      6.25%, 9/15/2019                                                                          500,000                  474,605

   State Lease (State Office Buildings Projects)

      6.125%, 6/15/2018 (Insured; AMBAC)                                                      1,000,000                1,091,890

      (Department of Human Services) 6.25%, 7/1/2024                                            500,000                  535,035

   Water Facilities:

      (New Jersey American Water Co. Inc. Project)

      6.50%, 4/1/2022 (Insured; FGIC)                                                           500,000                  516,075

New Jersey Health Care Facilities Financing Authority, Revenue:

   (General Hospital Center at Passaic)
      6.75%, 7/1/2019 (Insured; FSA)                                                            550,000                  641,965

   (Saint Barnabas) Zero Coupon, 7/1/2023 (Insured; MBIA)                                     1,000,000                  305,900

New Jersey Highway Authority,
   Garden State Parkway General Revenue

   6%, 1/1/2019                                                                                 640,000                  701,152

New Jersey Transportation Trust Fund Authority

   5.577%, 6/15/2014                                                                            250,000  (a)             257,940

New Jersey Turnpike Authority, Turnpike Revenue

   6.50%, 1/1/2016                                                                              220,000                  251,522


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

Port Authority of New York and New Jersey, Revenue:

   5.375%, 10/15/2035 (Insured; MBIA)                                                           500,000                  502,720

   Special Obligation 6.953%, 12/1/2022                                                         300,000  (a)             324,489

   Special Project (JFK International Air Terminal)
      5.75%, 12/1/2022 (Insured; MBIA)                                                            5,000                    5,204

Rahway, COP 5.625%, 2/15/2020 (Insured; MBIA)                                                   600,000                  626,580

South Jersey Transportation Authority, LR

   (Raytheon Aircraft Service Inc. Project) 6.15%, 1/1/2022                                     500,000                  482,675

West Orange Board of Education COP

   6%, 10/1/2024 (Insured; MBIA)                                                                500,000                  537,830

U.S. RELATED--9.7%

Puerto Rico Housing Bank and Finance Agency, SFMR

   6.25%, 4/1/2029 (Insured GNMA)                                                               280,000                  289,758

Virgin Islands Public Finance Authority
   Gross Receipts Taxes Lien Note 6.50%, 10/1/2024                                            1,000,000                1,064,980

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $13,111,847)                                                                                                 13,277,683
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--2.9%
------------------------------------------------------------------------------------------------------------------------------------

Port Authority of New York and New Jersey,

  Special Obligation Revenue, VRDN

  (Versatile Structure Obligation) 4.25%

   (cost $400,000)                                                                              400,000  (b)             400,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $13,511,847)                                                               98.0%              13,677,683

CASH AND RECEIVABLES (NET)                                                                          2.0%                 278,350

NET ASSETS                                                                                        100.0%              13,956,033

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

COP                       Certificate of Participation

FGIC                      Financial Guaranty Insurance
                             Company

FSA                       Financial Security Assurance

GNMA                      Government National Mortgage
                             Association

LR                        Lease Revenue

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

SFMR                      Single Family Mortgage Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              58.8

AA                               Aa                              AA                                                3.8

A                                A                               A                                                 5.8

BBB                              Baa                             BBB                                              14.1

BB                               Ba                              BB                                                3.5

B                                B                               B                                                  .6

F1                               MIG1/P1                         SP1/A1                                            2.9

Not Rated (c)                    Not Rated( c)                   Not Rated (c)                                    10.5

                                                                                                                 100.0

(A)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEPMT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT APRIL 30,
     2001, THESE SECURITIES AMOUNTED TO $582,429 OR 4.2% OF NET ASSETS.

(B)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE-SUBJECT TO PERIODIC
     CHANGE.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(D)  AT APRIL 30, 2001, 25.7% OF THE FUND'S NET ASSETS ARE INSURED BY MBIA.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

April 30, 2001

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  13,511,847  13,677,683

Cash                                                                     85,498

Interest receivable                                                     204,772

Prepaid expenses                                                            112

                                                                     13,968,065
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            12,032
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       13,956,033
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      14,382,210

Accumulated net realized gain (loss) on investments                    (592,013)

Accumulated net unrealized appreciation
  (depreciation) on investments--Note 4                                 165,836
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       13,956,033

NET ASSET VALUE PER SHARE

                                                                             Class A             Class B            Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                              6,363,083          7,113,761            479,189

Shares Outstanding                                                            515,252            576,277             38,760
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   12.35              12.34              12.36

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended April 30, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                        800,793

EXPENSES:

Management fee--Note 3(a)                                               76,551

Shareholder servicing costs--Note 3(c)                                  46,702

Distribution fees--Note 3(b)                                            42,277

Registration fees                                                       18,614

Prospectus and shareholders' reports                                    12,820

Professional fees                                                       10,202

Custodian fees                                                           2,912

Trustees' fees and expenses--Note 3(d)                                     688

Loan commitment fees--Note 2                                               128

Miscellaneous                                                            4,961

TOTAL EXPENSES                                                         215,855

INVESTMENT INCOME--NET                                                 584,938
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (100,399)

Net unrealized appreciation (depreciation) on investments              795,352

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 694,953

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,279,891

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended April 30,
                                              ----------------------------------
                                                     2001                2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            584,938             697,241

Net realized gain (loss) on investments          (100,399)           (491,965)

Net unrealized appreciation
   (depreciation) on investments                  795,352          (1,130,979)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    1,279,891            (925,703)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                   (256,089)           (242,137)

Class B shares                                   (311,451)           (443,125)

Class C shares                                    (17,398)            (11,979)

Net realized gain on investments:

Class A shares                                         --             (64,561)

Class B shares                                         --            (135,112)

Class C shares                                         --              (2,550)

TOTAL DIVIDENDS                                  (584,938)           (899,464)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  2,280,465           1,037,158

Class B shares                                  1,054,833             975,090

Class C shares                                     11,051             422,771

Dividends reinvested:

Class A shares                                    140,751             191,033

Class B shares                                    182,709             369,450

Class C shares                                     11,744               8,141

Cost of shares redeemed:

Class A shares                                 (1,285,169)           (893,433)

Class B shares                                 (3,002,811)         (3,261,000)

Class C shares                                     (4,335)           (307,408)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS         (610,762)         (1,458,198)

TOTAL INCREASE (DECREASE) IN NET ASSETS            84,191          (3,283,365)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            13,871,842          17,155,207

END OF PERIOD                                  13,956,033          13,871,842

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                      Year Ended April 30,
                                                --------------------------------
                                                     2001                2000
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (A)

Shares sold                                       187,681              85,133

Shares issued for dividends reinvested             11,557              15,905

Shares redeemed                                  (105,314)            (73,722)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      93,924              27,316
--------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                        86,826              80,244

Shares issued for dividends reinvested             15,040              30,723

Shares redeemed                                  (248,897)           (272,697)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (147,031)           (161,730)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                           908              36,111

Shares issued for dividends reinvested                964                 663

Shares redeemed                                      (361)            (26,027)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       1,511              10,747

(A) DURING THE PERIOD ENDED APRIL 30, 2001, 145,105 CLASS B SHARES REPRESENTING $1,771,294 WERE AUTOMATICALLY CONVERTED TO 145,072 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2000, 11,326 CLASS B SHARES REPRESENTING $134,440 WERE AUTOMATICALLY CONVERTED TO 11,330 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except porfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                                       Nine Months        Year
                                                                                                             Ended       Ended
                                                                 Year Ended April 30,                     April 30,    July 31,
                                                          --------------------------------------------------------------------------
CLASS A SHARES                                            2001        2000         1999        1998         1997(a)        1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                     11.74       13.14        13.08       12.63          12.79        12.71

Investment Operations:

Investment income--net                                     .55         .59          .57         .61            .42          .59

Net realized and unrealized gain
   (loss) on investments                                   .61       (1.24)         .15         .56           (.02)         .08

Total from Investment Operations                          1.16        (.65)         .72        1.17            .40          .67

Distributions:

Dividends from
   investment income--net                                 (.55)       (.59)        (.57)       (.61)          (.42)         (59)

Dividends from net realized gain

   on investments                                           --        (.16)        (.09)       (.11)          (.14)          --

Total Distributions                                       (.55)       (.75)        (.66)       (.72)          (.56)         (59)

Net asset value, end of period                           12.35       11.74        13.14       13.08          12.63        12.79
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                     10.03       (4.96)        5.52        9.48           4.25(c)      5.31
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                     1.25         .88         1.08        1.02           1.20(c)      1.14

Ratio of net investment income
   to average net assets                                  4.50        4.84         4.28        4.73           4.39(c)      4.55

Decrease reflected in
   above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                  --         .44           --         .03            .10(c)       .08

Portfolio Turnover Rate                                  44.83      120.61        64.40       50.78         110.12(d)     28.14
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                           6,363       4,946        5,179       4,454          4,837        5,212

(A) THE FUND CHANGED ITS FISCAL YEAR END FROM JULY 31 TO APRIL 30.

(B) EXCLUSIVE OF SALES CHARGE.

(C) ANNUALIZED.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                       Nine Months        Year
                                                                                                             Ended       Ended
                                                                 Year Ended April 30,                     April 30,    July 31,
                                                          --------------------------------------------------------------------------
CLASS B SHARES                                            2001        2000         1999        1998         1997(a)        1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                     11.74       13.14        13.07       12.63           12.79       12.71

Investment Operations:

Investment income--net                                     .49         .53          .50         .55             .37         .52

Net realized and unrealized gain
   (loss) on investments                                   .60       (1.24)         .16         .55            (.02)        .08

Total from Investment Operations                          1.09        (.71)         .66        1.10             .35         .60

Distributions:

Dividends from
   investment income--net                                 (.49)       (.53)        (.50)       (.55)           (.37)       (.52)

Dividends from net realized
   gain on investments                                      --        (.16)      (.09)         (.11)           (.14)         --

Total Distributions                                       (.49)       (.69)      (.59)         (.66)           (.51)       (.52)

Net asset value, end of period                           12.34       11.74      13.14         13.07           12.63       12.79
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                      9.40       (5.45)      5.08          8.85            3.74(c)     4.79
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                                  1.74        1.40       1.58          1.53            1.69(c)     1.63

Ratio of net investment income

   to average net assets                                  4.02        4.32       3.78          4.20            3.88(c)     4.04

Decrease reflected in
   above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                  --         .42        --            .03             .09(c)      .08

Portfolio Turnover Rate                                  44.83      120.61      64.40         50.78          110.12(d)    28.14
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                           7,114       8,488     11,628        10,533           8,680       8,910

(A) THE FUND CHANGED ITS FISCAL YEAR END FROM JULY 31 TO APRIL 30.

(B) EXCLUSIVE OF SALES CHARGE.

(C) ANNUALIZED.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                                       Nine Months        Year
                                                                                                             Ended       Ended
                                                                 Year Ended April 30,                     April 30,    July 31,
                                                          --------------------------------------------------------------------------
CLASS C SHARES                                            2001        2000         1999        1998         1997(a)        1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                     11.75       13.15        13.09       12.64          12.78        13.21

Investment Operations:

Investment income--net                                     .46         .50          .46         .50            .35          .32

Net realized and unrealized gain
   (loss) on investments                                   .61       (1.24)         .15         .56             --         (.43)

Total from Investment Operations                          1.07        (.74)         .61        1.06            .35         (.11)

Distributions:

Dividends from
   investment income--net                                 (.46)       (.50)        (.46)       (.50)          (.35)        (.32)

Dividends from net realized
   gain on investments                                      --        (.16)        (.09)       (.11)          (.14)          --

Total Distributions                                       (.46)       (.66)        (.55)       (.61)          (.49)        (.32)

Net asset value, end of period                           12.36       11.75        13.15       13.09          12.64        12.78
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                      9.24       (5.66)        4.67        8.55           3.72(d)     (1.21)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                     1.97        1.63         1.88        1.91           1.97(d)      1.95(d)

Ratio of net investment income

   to average net assets                                  3.77        4.05         3.42        3.65           3.62(d)      3.68(d)

Decrease reflected in
   above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                  --         .41           --         .06            .76(d)       .02(d)

Portfolio Turnover Rate                                  44.83      120.61        64.40       50.78         110.12(e)     28.14
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x1,000)                                              479         438          349         118              1            6

(A) THE FUND CHANGED ITS FISCAL YEAR END FROM JULY 31 TO APRIL 30.

(B) FROM DECEMBER 4, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO JULY 31, 1996.

(C) EXCLUSIVE OF SALES CHARGE.

(D) ANNUALIZED.

(E) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company, and operates as a series company that, effective May 17, 2001, offers eleven series, as a result of the merger of New Jersey Series (the "fund") into Dreyfus New Jersey Municipal Bond Fund, Inc. (see Note-5) . The fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $1,459 during the period ended April 30, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize market discount on municipal securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment effective May 1, 2001, is to increase accumulated net investment income with an offsetting decrease to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.


The fund has an unused capital loss carryover of approximately $591,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2001. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, $367,000 of the carryover expires in fiscal 2008 and $224,000 expires in fiscal 2009.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average
daily    net    assets    and    is    payable    monthly.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2001, Class B and Class C shares were charged $38,815 and $3,462, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2001, Class A, Class B and Class C shares were charged $14,235, $19,407 and $1,154, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2001, the fund was charged $8,172 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2001, amounted to $6,414,795 and $5,646,355, respectively.


At April 30, 2001, accumulated net unrealized appreciation on investments was $165,836, consisting of $492,321 gross unrealized appreciation and $326,485 gross unrealized depreciation.

At April 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Subsequent Event:

On May 16, 2001, pursuant to an Agreement and Plan of Reorganization, previously approved by the fund's Board of Trustees and separately by the fund's shareholders, all of the fund's assets and liabilities were transferred in a tax-free reorganization to Dreyfus New Jersey Municipal Bond Fund, Inc., in exchange for shares of Dreyfus New Jersey Municipal Bond Fund, Inc. 523,324 Class A shares valued at $12.39 per share, 544,885 Class B shares valued at $12.38 per share, and 38,795 Class C shares valued at $12.40 per share, representing combined net assets of $13,712,025 (including $249,516 net unrealized appreciation on investments) were exchanged by the fund for a similar class of shares of Dreyfus New Jersey Municipal Bond Fund, Inc. having an aggregate net asset value equal to the value of the net assets attributable to the fund's shares. The fund then distributed all of the shares of Dreyfus New Jersey Municipal Bond Fund, Inc. received by the fund among its shareholders so that each Class A, Class B, and Class C shareholder received a pro rata distribution of Dreyfus New Jersey Municipal Bond Fund, Inc. shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder's fund shares as of the date of the exchange. Thereafter, the fund was terminated as a series of the Trust.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Premier State Municipal Bond Fund, New Jersey Series.

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, New Jersey Series (one of the Funds comprising the Dreyfus Premier State Municipal Bond Fund) as of April 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, New Jersey Series at April 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York
June 8, 2001



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2001 as " exempt -interest dividends" (not subject to regular Federal and, for individuals who are New Jersey residents, New Jersey personal income taxes)

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2001 calendar year on Form 1099-DIV which will be mailed by January 31, 2002.

                                                             The Fund

                      For More Information

                        Dreyfus Premier State Municipal Bond Fund, New Jersey Series
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  380AR0401




================================================================================

Dreyfus Premier State
Municipal Bond Fund,
North Carolina Series

ANNUAL REPORT
April 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            18   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                     State Municipal Bond Fund,
                                                          North Carolina Series

LETTER FROM THE PRESIDENT

Dear Shareholder:

We present this annual report for Dreyfus Premier State Municipal Bond Fund, North Carolina Series, covering the 12-month period from May 1, 2000 through April 30, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, W. Michael Petty.

Municipal bonds generally provided attractive returns over the 12-month reporting period. Slowing economic growth and lower short-term interest rates helped boost the value of tax-exempt bonds, as did robust demand from investors fleeing the uncertainty of a falling stock market.

In our view, these divergent results indicate the importance of diversifying among different types of investments. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 14, 2001




DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, North Carolina Series perform during the period?

For the 12-month period ended April 30, 2001, the fund's Class A shares provided a 8.57% total return, Class B shares provided a 8.03% total return and Class C shares provided a 7.78% total return.(1) In comparison, the Lipper North Carolina Municipal Debt Funds category average provided a 9.15% total return for the same period.(2 )

We attribute the fund's performance to two factors. First, declining interest rates in a weakening economy produced above-average returns from the fund's holdings of discount bonds. However, the positive impact derived from discount bonds was offset by a less favorable environment for its holdings of lower rated, high yielding securities.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and North Carolina state tax-exempt income as is practical without undue risk from a diversified portfolio of municipal bonds. To achieve this objective, we employ two primary strategies. First, we evaluate supply-and-demand factors in the bond market that are affected by the relatively few municipal bonds issued by North Carolina. Based on that assessment, we select the individual North Carolina tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, creditworthiness of its issuer, insurance, and any provisions for early redemption. Under most circumstances, we look for high yielding bonds that have 10-year call protection and that are selling at a discount to face value.

Second, while we do not attempt to predict changes in interest rates, we may tactically manage the fund's average duration -- a measure of sensitivity to
changes   in   interest   rates  --  in  anticipation  of  temporary
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the fund's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration consistent with other North Carolina municipal bond funds.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy was growing strongly, leading to a 50 basis-point increase in interest rates by the Federal Reserve Board (the "Fed") in late May 2000. During the summer, however, evidence emerged that the Fed' s rate hikes were slowing the economy. As a result, tax-exempt yields declined modestly, even though the Fed did not change interest rates during the remainder of 2000.

However, at the start of January 2001 -- faced with the risk of recession -- the Fed moved aggressively to stimulate economic growth by cutting interest rates 50 basis points. The Fed then cut interest rates three more times by 50 basis points each at the end of January, in March, and again in April. Except for seasonal back-ups related to the payment of income taxes by individuals, yields
of    tax-exempt    bonds    generally    continued    to    move    lower.

Some of the municipal bond market's strong performance can be attributed to investors fleeing a declining stock market, thereby enhancing the demand for municipal bonds. In this environment, we generally maintained the fund's weighted average maturity at a point consistent with its peer group average, enabling us to maintain yields. The fund particularly benefited from its deep-discount holdings, which were acquired when they were out of favor and available at attractive prices. As market conditions evolved, they returned to favor and gained value. We have gradually been selling these holdings on market rallies. However, some of that strong performance was offset by weakness among lower rated credits, which have recently suffered from reduced investor interest in a slowing economy.

To replace the discount bonds, we have purchased bonds that we believe have the potential for advance refunding and that are selling at modest premiums. Such bonds tend to appreciate during market rallies, and usually hold their values better than others during market declines.

What is the fund's current strategy?

After four interest-rate cuts in as many months, we have begun to detect signs that an economic recovery may be imminent. If so, demand from individual investors may slacken. Conversely, if the economy deteriorates further, demand for high quality, tax-exempt bonds may remain strong. Accordingly, we have maintained our neutral posture and stand ready to extend or reduce the fund's weighted average maturity when the market' s direction becomes clearer. In addition, we have recently focused more intently on credit quality, increasing the fund's holdings of insured and triple-A rated bonds.(3)

May 14, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NORTH CAROLINA RESIDENTS AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER INC.

(3) INSURANCE ON INDIVIDUAL BONDS EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, North Carolina Series Class A shares and the Lehman Brothers Municipal Bond Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NORTH CAROLINA SERIES (THE "FUND") ON 8/1/91 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 7/31/91 IS USED AS THE BEGINNING VALUE ON 8/1/91. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN NORTH CAROLINA MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN NORTH CAROLINA MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 4/30/01

                                                                      Inception                                         From
                                                                        Date            1 Year         5 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                                       8/1/91            3.70%           4.72%          6.08%
WITHOUT SALES CHARGE                                                   8/1/91            8.57%           5.69%          6.59%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE +                                   1/15/93            4.03%           4.83%          5.22% ++

WITHOUT REDEMPTION                                                    1/15/93            8.03%           5.16%          5.22% ++

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE +++                                 8/15/95            6.78%           4.94%          5.07%
WITHOUT REDEMPTION                                                    8/15/95            7.78%           4.94%          5.07%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

+   THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
    AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

++  ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE END
    OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

+++ THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
    1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

April 30, 2001

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--99.3%                                                       Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NORTH CAROLINA--83.9%

Buncombe County Metropolitan Sewage District,

  Sewage System Revenue

   6.75%, 7/1/2022 (Prerefunded 7/1/2002)                                                       500,000  (a)             529,075

Charlotte:

   Airport Revenue 5.75%, 7/1/2029 (Insured; MBIA)                                            1,500,000                1,549,440

   Special Facilities Revenue (Charlotte-Douglas

      International Airport) 5.60%, 7/1/2027                                                  3,250,000                2,429,407

   Storm Water Fee Revenue 6%, 6/1/2025                                                       2,000,000                2,145,520

   Water and Sewer System Revenue 5.25%, 6/1/2025                                             1,710,000                1,693,994

Henderson County, COP (Henderson County School

   Projects) 5%, 3/1/2015 (Insured; AMBAC)                                                    1,630,000                1,625,860

Monroe, Combined Enterprise System Revenue
   4.50%, 3/1/2023                                                                            1,880,000                1,621,350

New Hanover County, Public Improvement
   5.75%, 11/1/2017                                                                           1,700,000                1,821,465

New Hanover County Industrial Facilities and Pollution Control

  Financing Authority (Occidental Petroleum)

   6.50%, 8/1/2014                                                                            1,000,000                1,015,340

North Carolina Eastern Municipal Power Agency,
   Power System Revenue:

      5.70%, 1/1/2013                                                                         2,690,000                2,828,643

      6%, 1/1/2022                                                                            1,000,000                  989,400

      6.75%, 1/1/2026                                                                         3,000,000                3,151,710

North Carolina Educational Assistance Authority,
   Guaranteed Student Loan Revenue 6.35%, 7/1/2016                                            4,375,000                4,514,081

North Carolina Housing Finance Agency,

   Single Family Revenue 6.50%, 9/1/2026                                                      3,775,000                3,941,779

North Carolina Medical Care Commission,

  Health, Hospital and Nursing Home Revenue:

    (Annie Penn Memorial Hospital)

         7.50%, 8/15/2021 (Prerefunded 2/15/2002)                                             3,750,000  (a)           3,944,738

      (Depaul Community Facilities Project)

         7.625%, 11/1/2029                                                                    2,115,000                2,031,923

      (Halifax Regional Medical Center) 5%, 8/15/2024                                           800,000                  648,232

      (North Carolina Housing Foundation Inc.)

         6.625%, 8/15/2030 (Insured; ACA)                                                     3,250,000                3,384,712

      (Northeast Medical Center Project):

         5.50%, 11/1/2025                                                                     1,000,000                1,008,330

         5.50%, 11/1/2030                                                                     2,000,000                2,010,300

      (Pitt County Memorial Hospital)

         4.75%, 12/1/2028 (Insured; MBIA)                                                     1,260,000                1,095,280

      (Southeast Regional Medical Center)

         6.25%, 6/1/2029                                                                      2,000,000                2,045,640


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NORTH CAROLINA (CONTINUED)

North Carolina Medical Care Commission,

  Health, Hospital and Nursing Home Revenue (continued):

    (Wakemed Project)

         5%, 10/1/2032 (Insured; AMBAC)                                                       2,500,000                2,310,425

      (Wilson Memorial Hospital Project)

         Zero Coupon, 11/1/2016 (Insured; AMBAC)                                              3,055,000                1,317,377

North Carolina Municipal Power Agency Number 1,

  Catawba Electric Revenue

   5.50%, 1/1/2015 (Insured; MBIA)                                                            4,000,000                4,189,960

Pitt County, COP (School Facilities Project)

   5.30%, 4/1/2021 (Insured; FSA)                                                               550,000                  546,964

Raleigh Durham Airport Authority, Airport Revenue

   5.25%, 11/1/2019 (Insured; FGIC)                                                           3,000,000                2,998,230

Sampson Area Development Corp., Installment Payment

   Revenue 4.75%, 6/1/2024 (Insured; MBIA)                                                    1,000,000                  900,750

Shelby, Combined Enterprise System Revenue
   5.625%, 5/1/2014                                                                           1,000,000                1,028,150

University of North Carolina, Multiple Utility Revenues:

   Zero Coupon, 8/1/2018                                                                      2,500,000                  978,750

   4.50%, 10/1/2018                                                                           1,250,000                1,122,138

   4.50%, 10/1/2023                                                                           1,580,000                1,365,531

Winston-Salem, Water and Sewer System Revenue

   5.125%, 6/1/2028                                                                           1,675,000                1,619,239

U.S. RELATED--15.4%

Guam Airport Authority, Airport and Marina Revenue

   6.70%, 10/1/2023                                                                           2,000,000                2,079,180

Guam Power Authority, Electric Power and Light Revenues

   6.30%, 10/1/2022                                                                           2,000,000                2,121,240

Commonwealth of Puerto Rico

   6.80%, 7/1/2021 (Prerefunded 7/1/2002)                                                       600,000  (a)             633,258

Virgin Islands Territory, Hugo Insurance Claims Fund Program

   7.75%, 7/1/2011                                                                            1,025,000                1,060,855

Virgin Islands Public Finance Authority, Revenues,

   Matching Fund Loan Notes 7.25%, 10/1/2018                                                  4,000,000                4,293,280

Virgin Islands Water and Power Authority, Electric System

   Revenue 7.40%, 7/1/2011                                                                    1,595,000                1,633,025
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $75,835,640)                                                              99.3%               76,224,571

CASH AND RECEIVABLES (NET)                                                                          .7%                  558,680

NET ASSETS                                                                                       100.0%               76,783,251

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

ACA                 American Capital Access

AMBAC               American Municipal Bond
                         Assurance Corporation

COP                 Certificate of Participation

FGIC                Financial Guaranty
                         Insurance Company

FSA                 Financial Security Assurance

MBIA                Municipal Bond Investors Assurance
                         Insurance Corporation

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              49.0

AA                               Aa                              AA                                               11.7

A                                A                               A                                                15.3

BBB                              Baa                             BBB                                              16.8

Not Rated (b)                    Not Rated (b)                   Not Rated (b)                                     7.2

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

April 30, 2001

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  75,835,640  76,224,571

Interest receivable                                                   1,209,872

Receivable for shares of Beneficial Interest subscribed                  59,394

Prepaid expenses                                                          5,940

                                                                     77,499,777
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            62,672

Cash overdraft due to Custodian                                         630,358

Payable for shares of Beneficial Interest redeemed                        8,729

Accrued expenses                                                         14,767

                                                                        716,526
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       76,783,251
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      77,265,088

Accumulated net realized gain (loss) on investments                    (870,768)

Accumulated net unrealized appreciation
  (depreciation) on investments--Note 4                                 388,931
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       76,783,251

NET ASSET VALUE PER SHARE

                                                                              Class A         Class B       Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                             57,032,922       18,993,836      756,493

Shares Outstanding                                                          4,316,303        1,438,641       57,229
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   13.21            13.20        13.22

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended April 30, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      4,514,897

EXPENSES:

Management fee--Note 3(a)                                              416,655

Shareholder servicing costs--Note 3(c)                                 239,014

Distribution fees--Note 3(b)                                            98,187

Prospectus and shareholders' reports                                    18,639

Registration fees                                                       16,050

Professional fees                                                       13,009

Custodian fees                                                           9,688

Trustees' fees and expenses--Note 3(d)                                   2,392

Loan commitment fees--Note 2                                               702

Miscellaneous                                                            6,143

TOTAL EXPENSES                                                         820,479

INVESTMENT INCOME--NET                                               3,694,418
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                122,880

Net unrealized appreciation (depreciation) on investments            2,271,070

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,393,950

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 6,088,368

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended April 30,
                                              ----------------------------------
                                                     2001                2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,694,418           3,897,409

Net realized gain (loss) on investments           122,880            (944,064)

Net unrealized appreciation
   (depreciation) on investments                2,271,070          (6,184,731)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    6,088,368          (3,231,386)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (2,825,296)         (2,714,734)

Class B shares                                   (842,453)         (1,159,710)

Class C shares                                    (26,669)            (22,965)

Net realized gain on investments:

Class A shares                                         --            (154,335)

Class B shares                                         --             (65,459)

Class C shares                                         --              (1,171)

TOTAL DIVIDENDS                                 (3,694,418)        (4,118,374)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  6,200,661          19,895,728

Class B shares                                  3,663,902           3,458,755

Class C shares                                    192,192             536,777

Dividends reinvested:

Class A shares                                  1,417,239           1,521,432

Class B shares                                    478,018             727,452

Class C shares                                      9,851               7,805

Cost of shares redeemed:

Class A shares                                 (8,248,660)         (8,658,982)

Class B shares                                 (5,597,771)        (21,222,657)

Class C shares                                   (135,096)           (270,201)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS       (2,019,664)         (4,003,891)

TOTAL INCREASE (DECREASE) IN NET ASSETS           374,286         (11,353,651)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            76,408,965          87,762,616

END OF PERIOD                                  76,783,251          76,408,965

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS (continued)

                                                      Year Ended April 30,
                                                --------------------------------
                                                     2001                2000
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A( A)

Shares sold                                       469,421           1,491,337

Shares issued for dividends reinvested            107,714             117,049

Shares redeemed                                  (628,825)           (665,463)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (51,690)            942,923
--------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                       275,821             258,146

Shares issued for dividends reinvested             36,395              55,751

Shares redeemed                                  (426,725)         (1,596,342)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (114,509)         (1,282,445)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        14,447              41,378

Shares issued for dividends reinvested                749                 599

Shares redeemed                                   (10,411)            (20,613)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       4,785              21,364

(A) DURING THE PERIOD ENDED APRIL 30, 2001, 295,337 CLASS B SHARES REPRESENTING $3,892,332 WERE AUTOMATICALLY CONVERTED TO 295,106 CLASS A SHARES, AND DURING THE PERIOD ENDED APRIL 30, 2000, 1,104,632 CLASS B SHARES REPRESENTING $14,624,314 WERE AUTOMATICALLY CONVERTED TO 1,104,109 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                      Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS A SHARES                                                   2001          2000          1999          1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.79         13.95         13.91         13.23         12.91

Investment Operations:

Investment income--net                                            .66           .65           .66           .67           .67

Net realized and unrealized gain
   (loss) on investments                                          .42         (1.12)          .11           .68           .32

Total from Investment Operations                                 1.08          (.47)          .77          1.35           .99

Distributions:

Dividends from investment income--net                            (.66)         (.65)         (.66)         (.67)         (.67)

Dividends from net realized
   gain on investments                                             --          (.04)         (.07)           --            --

Total Distributions                                              (.66)         (.69)         (.73)         (.67)         (.67)

Net asset value, end of period                                  13.21         12.79         13.95         13.91         13.23
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                             8.57         (3.38)         5.63         10.39          7.81
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .95           .97           .94           .87          1.04

Ratio of net investment income

   to average net assets                                         5.01          4.97          4.68          4.89          5.10

         Portfolio Turnover Rate                                32.30         39.92         41.15         32.28         44.91
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                          57,033        55,883        47,794        41,592        42,130

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (continued)

                                                                                      Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS B SHARES                                                   2001          2000          1999          1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.78         13.94         13.90         13.22         12.90

Investment Operations:

Investment income--net                                            .59           .58           .59           .60           .60

Net realized and unrealized gain
   (loss) on investments                                          .42         (1.12)          .11           .68           .32

Total from Investment Operations                                 1.01          (.54)          .70          1.28           .92

Distributions:

Dividends from investment income--net                            (.59)         (.58)         (.59)         (.60)         (.60)

Dividends from net realized
   gain on investments                                             --          (.04)         (.07)           --            --

Total Distributions                                              (.59)         (.62)         (.66)         (.60)         (.60)

Net asset value, end of period                                  13.20         12.78         13.94         13.90         13.22
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                             8.03         (3.88)         5.10          9.84          7.27
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.45          1.48         1.44           1.38          1.54

Ratio of net investment income
   to average net assets                                         4.50          4.42         4.16           4.39          4.59

Portfolio Turnover Rate                                         32.30         39.92        41.15          32.28         44.91
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                          18,994        19,854       39,535         45,296        43,979

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                      Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS C SHARES                                                   2001          2000          1999          1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.80         13.96         13.90         13.22         12.90

Investment Operations:

Investment income--net                                            .56           .55           .56           .57           .57

Net realized and unrealized gain
   (loss) on investments                                          .42         (1.12)          .13           .68           .32

Total from Investment Operations                                  .98          (.57)          .69          1.25           .89

Distributions:

Dividends from investment income--net                            (.56)         (.55)         (.56)         (.57)         (.57)

Dividends from net realized
   gain on investments                                             --          (.04)         (.07)           --            --

Total Distributions                                              (.56)         (.59)         (.63)         (.57)         (.57)

Net asset value, end of period                                  13.22         12.80         13.96         13.90         13.22
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                             7.78         (4.10)         5.02          9.58          7.00
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.68          1.72          1.63          1.62         1.77

Ratio of net investment income

   to average net assets                                         4.27          4.22          3.83          4.08         4.31

Portfolio Turnover Rate                                         32.30         39.92         41.15         32.28        44.91
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                             756           671           434            44           11

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company that, effective May 17, 2001, offers eleven series including the North Carolina Series (the "fund"). The fund' s investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years.Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled  a  month  or  more after the trade date. Under the terms of the custody agreement,  the  fund  received net earnings credits of $7,187 during the period
ended    April 30, 2001
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide" ). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize market discount on municipal securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment, effective May 1, 2001, is to increase accumulated net investment income with an offsetting decrease to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $882,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2001. If not applied, $306,000 of the carryover expires in fiscal 2008 and $576,000 expires in fiscal 2009.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

The Distributor retained $52 during the period ended April 30, 2001, from commissions earned on sales of the fund's shares.

(b) Under the Distribution plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2001, Class B and Class C shares were charged $93,505 and $4,682, respectively, pursuant to the Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2001, Class A, Class B and Class C shares were charged $141,075, $46,753 and $1,560 respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2001, the fund was charged $40,124 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings.These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2001, amounted to $28,183,040 and $23,377,883, respectively.

At April 30, 2001, accumulated net unrealized appreciation on investments was $388,931, consisting of $2,106,677 gross unrealized appreciation and $1,717,746 gross unrealized depreciation.

At April 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Premier State Municipal Bond Fund, North Carolina Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, North Carolina Series (one of the Funds comprising the Dreyfus Premier State Municipal Bond Fund) as of April 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included confirmation of securities owned as of April 30, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, North Carolina Series at April 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
June 8, 2001



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2001 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are North Carolina residents, North Carolina personal income taxes).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2001 calendar year on Form 1099-DIV which will be mailed by January 31, 2002.

                                                             The Fund

                      For More Information

                        Dreyfus Premier State Municipal Bond Fund, North Carolina Series
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  065AR0401


================================================================================

Dreyfus Premier State
Municipal Bond Fund,
Ohio Series

ANNUAL REPORT
April 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            18   Financial Highlights

                            21   Notes to Financial Statements

                            27   Report of Independent Auditors

                            28   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                     State Municipal Bond Fund,
                                                                    Ohio Series

LETTER FROM THE PRESIDENT

Dear Shareholder:

We present this annual report for Dreyfus Premier State Municipal Bond Fund, Ohio Series, covering the 12-month period from May 1, 2000 through April 30, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, W. Michael Petty.

Municipal bonds generally provided attractive returns over the 12-month reporting period. Slowing economic growth and lower short-term interest rates helped boost the value of tax-exempt bonds, as did robust demand from investors fleeing the uncertainty of a falling stock market.

In our view, these divergent results indicate the importance of diversifying among different types of investments. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 14, 2001




DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Ohio Series perform during the period?

For the 12-month period ended April 30, 2001, the fund's Class A shares provided a 8.75% total return, Class B shares provided a 8.21% total return and Class C shares provided a 7.92% total return.(1) In comparison, the Lipper Ohio Municipal Debt Funds category average provided a 8.74% total return for the same period.(2)

We attribute the fund's performance to two factors. First, municipal bonds generally rallied when interest rates fell in a weakening economy. Second, the fund's holdings of discount bonds gained value as they came back into favor among investors.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and Ohio tax-exempt income as is practical without undue risk from a diversified portfolio of municipal bonds. To achieve this objective, we employ two primary strategies. First, we evaluate supply-and-demand factors in the bond market that are affected by the relatively few municipal bonds issued by Ohio. Based on that assessment, we select the individual Ohio tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, creditworthiness of its issuer, insurance, and any provisions for early redemption. Under most circumstances, we look for high yielding bonds that have 10-year call protection and that are selling at a discount to face value.

Second, while we do not attempt to predict changes in interest rates, we may tactically manage the fund' s average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand
changes.    If    we   expect   the   supply   of   newly   issued
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

bonds to increase, we may reduce the fund's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration consistent with other Ohio municipal bond funds.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy was growing strongly, leading to a 50 basis-point increase in interest rates by the Federal Reserve Board (the "Fed") in late May 2000. During the summer, however, evidence emerged that the Fed's rate hikes were slowing the economy. As a result, tax-exempt yields declined modestly, even though the Fed did not change interest rates during the remainder of 2000.

However, at the start of January 2001 -- faced with the risk of recession -- the Fed moved aggressively to stimulate economic growth by cutting interest rates 50 basis points. The Fed then cut interest rates three more times by 50 basis points each at the end of January, in March, and again in April. Except for seasonal back-ups related to the payment of income taxes by individuals, yields
of    tax-exempt    bonds    generally    continued    to    move    lower.

Some of the municipal bond market's strong performance can be attributed to investors fleeing a declining stock market, thereby enhancing the demand for municipal bonds. In this environment, we generally maintained the fund's weighted average maturity at a point that was in line with its peer group average, enabling us to maintain yields. The fund particularly benefited from its deep-discount holdings. These bonds were acquired at a time when they were out of favor among investors and available at attractive prices. As market conditions evolved, they returned to favor and gained value. We have gradually been selling these holdings on market rallies.


To replace the discount bonds, we have purchased bonds that we believe have the potential for advance refunding and that are selling at modest premiums. Such bonds tend to appreciate during market rallies, and usually hold their values better than others during market declines.

What is the fund's current strategy?

After four interest-rate cuts in as many months, we have seen signs that an economic recovery may be imminent. If so, demand from individual investors may slacken. Conversely, if the economy deteriorates further, demand for high quality bonds may remain strong. Accordingly, we have maintained our neutral posture and stand ready to extend or reduce the fund's weighted average maturity when the market' s direction becomes clearer. In addition, we have recently focused more intently on credit quality, increasing the fund's holdings of insured and triple-A rated bonds.(3)

May 14, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-OHIO RESIDENTS AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER INC.

(3) INSURANCE ON INDIVIDUAL BONDS EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Ohio Series Class A shares and the Lehman Brothers Municipal Bond Index

(+)  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES (THE "FUND") ON 4/30/91 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN OHIO MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN OHIO MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 4/30/01

                                                       Inception                                                           From
                                                          Date         1 Year       5 Years       10 Years        Inception
--------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                        5/28/87         3.86%        4.44%           6.01%            --
WITHOUT SALES CHARGE                                    5/28/87         8.75%        5.41%           6.50%            --

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                 1/15/93         4.21%        4.52%            --            5.28% ((+)(+))

WITHOUT REDEMPTION                                      1/15/93         8.21%        4.85%            --            5.28% ((+)(+))

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+)(+))           8/15/95         6.92%        4.60%            --            4.73%
WITHOUT REDEMPTION                                      8/15/95         7.92%        4.60%            --            4.73%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))      THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS
           4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))   ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE END
           OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)(+)(+))THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
           1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

April 30, 2001

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--99.0%                                                        Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OHIO--96.8%

Akron:

   6%, 12/1/2012                                                                              1,380,000                1,538,148

   Pension Revenue 4.75%, 12/1/2023 (Insured; AMBAC)                                          1,000,000                  898,620

   Sewer Systems Revenue

      5.875%, 12/1/2016 (Insured; MBIA)                                                       1,200,000                1,259,964

Akron-Wilbeth Housing Development Corp., First Mortgage

   Revenue 7.90%, 8/1/2003 (Insured; FHA)                                                     1,005,000                1,063,340

Allen County, Industrial First Mortgage Revenue

   6.75%, 11/15/2008 (Guaranteed; K-Mart Corp.)                                               1,280,000                1,294,656

City of Barberton, Hospital Facilities Revenue

  (The Barberton Citizens Hospital Co. Project)

   7.25%, 1/1/2012 (Prerefunded 1/1/2002)                                                     2,400,000  (a)           2,508,984

Board of Education of the Cleveland City School District

   8%, 12/1/2001                                                                                390,000                  400,940

City of Cambridge, HR (Guernsey Memorial Hospital Project)

   8%, 12/1/2006                                                                              2,000,000                2,058,180

Clermont County, Hospital Facilities Revenue

  (Mercy Health Systems):

      5.625%, 9/1/2016 (Insured; AMBAC)                                                       4,250,000                4,377,840

      7.50%, 9/1/2019

         (Prerefunded 9/1/2001) (Insured; AMBAC)                                                175,000  (a)             177,350

City of Cleveland:

  Airport Special Revenue (Continental Airlines Inc. Project)

      5.375%, 9/15/2027                                                                       5,000,000                4,025,400

   Airport System Revenue 5%, 1/1/2031 (Insured; FSA)                                         3,650,000                3,426,291

   COP:

      (Motor Vehicle, Motorized and Communication

         Equipment) 7.10%, 7/1/2002                                                             380,000                  383,013

      (Stadium Project)

         5.25%, 11/15/2022 (Insured; AMBAC)                                                   1,410,000                1,392,953

   Parking Facility Improvement Revenue

         8%, 9/15/2012 (Prerefunded 9/15/2002)                                                5,000,000  (a)           5,394,250

   Public Power System Revenue

      5.125%, 11/15/2018 (Insured; MBIA)                                                      9,650,000                9,517,988

   Waterworks Revenue 5.50%, 1/1/2021 (Insured; MBIA)                                         8,000,000                8,297,760

Cleveland-Cuyahoga County Port Authority, Revenue:

   (Capital Improvements Project) 5.375%, 5/15/2019                                             985,000                  881,713

   (Port of Cleveland) 5.375%, 5/15/2018                                                      2,640,000                2,438,832



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OHIO (CONTINUED)

Cuyahoga County:

  HR:

    Hospital Facilities Revenue (Canton Inc. Project)

         7.50%, 1/1/2030                                                                      5,250,000                5,456,535

      Improvement:

         5%, 12/1/2019                                                                        7,025,000                6,789,522

         (MetroHealth Systems Project) 6.125%, 2/15/2024                                      4,845,000                4,777,170

      (Meridia Health Systems)

         7%, 8/15/2023 (Prerefunded 8/15/2001)                                                1,750,000  (a)           1,803,463

   Jail Facilities 7%, 10/1/2013 (Prerefunded 10/1/2001)                                      6,125,000  (a)           6,343,479

   Mortgage Revenue (West Tech Apartments Project)

      5.95%, 9/20/2042 (Guaranteed; GNMA)                                                     5,295,000                5,346,520

Delaware County, Sewer Disposal Improvement

   4.75%, 12/1/2024 (Insured; MBIA)                                                           1,000,000                  899,200

Eaton, IDR (Baxter International Inc. Project)

   6.50%, 12/1/2012                                                                           1,500,000                1,582,680

Euclid City School District, Improvement

   7.10%, 12/1/2011 (Prerefunded 12/1/2001)                                                   1,000,000  (a)           1,042,400

Village of Evendale, IDR (Ashland Oil Inc. Project)

   6.90%, 11/1/2010                                                                           2,000,000                2,049,620

Fairfield City School District,

  School Improvement Unlimited Tax:

      7.20%, 12/1/2011 (Insured; FGIC)                                                        1,000,000                1,162,860

      7.20%, 12/1/2012 (Insured; FGIC)                                                        1,250,000                1,453,575

      6.10%, 12/1/2015 (Insured; FGIC)                                                        2,000,000                2,187,900

      5.375%, 12/1/2019 (Insured; FGIC)                                                       1,860,000                1,871,848

      5.375%, 12/1/2020 (Insured; FGIC)                                                       1,400,000                1,407,784

      6%, 12/1/2020 (Insured; FGIC)                                                           2,000,000                2,179,560

Findlay 5.875%, 7/1/2017                                                                      2,000,000                2,099,900

Forest Hills Local School District

   5.70%, 12/1/2016 (Insured; MBIA)                                                           1,000,000                1,042,480

Franklin County:

  Health Care Facilities Revenue, Improvement

    (Friendship Village of Columbus)

      5.375%, 8/15/2028 (Insured; ACA)                                                        5,000,000                4,405,750

   HR:

      (Children's Hospital Project)

         6.60%, 5/1/2013                                                                      4,000,000                4,222,880

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OHIO (CONTINUED)

Franklin County (continued):

  HR (continued)

    Holy Cross Health Systems Corp.:

         Improvement 5.80%, 6/1/2016                                                          2,000,000                2,055,600

         (Mount Carmel Health) 6.75%, 6/1/2019

            (Insured; MBIA) (Prerefunded 6/1/2002)                                            2,500,000  (a)           2,639,650

Gahanna-Jefferson Public Schools 4.75%, 12/1/2021                                             1,325,000                1,203,842

Gallia County Local School District 7.375%, 12/1/2004                                           570,000                  634,758

Greater Cleveland Gateway Economic Development Corp.:

  Senior Lien Excise Tax Revenue

      6.875%, 9/1/2005 (Insured; FSA)                                                         1,500,000                1,542,210

   Stadium Revenue 7.50%, 9/1/2005                                                            5,675,000                5,855,068

Greater Cleveland Regional Transit Authority

   5.65%, 12/1/2016 (Insured; FGIC)                                                           5,445,000                5,944,198

Hamilton County, Sales Tax Revenue

   Zero Coupon, 12/1/2027                                                                    18,440,000                4,122,446

Hamilton County, Hospital Facilities Improvement Revenue

   (Deaconess Hospital) 7%, 1/1/2012                                                          2,570,000                2,683,286

Hilliard School District, School Improvement:

   Zero Coupon, 12/1/2013 (Insured; FGIC)                                                     1,655,000                  866,293

   Zero Coupon, 12/1/2014 (Insured; FGIC)                                                     1,655,000                  813,118

Indian Hill Exempted Village School District,

   School Improvement 5.50%, 12/1/2017                                                        1,000,000                1,027,830

Kirtland Local School District 7.50%, 12/1/2009                                                 760,000                  769,348

Knox County, IDR (Weyerhaeuser Co. Project) 9%, 10/1/2007                                     1,000,000                1,172,330

Lakota Local School District 6.125%, 12/1/2017

   (Insured; AMBAC) (Prerefunded 12/1/2005)                                                   1,075,000  (a)           1,178,060

Lowellville, Sanitary Sewer Systems Revenue

   (Browning-Ferris Industries Inc.) 7.25%, 6/1/2006                                            900,000                  905,256

Marion County, Health Care Facilities Revenue, Improvement

   (United Church Homes Inc.) 6.375%, 11/15/2010                                              2,640,000                2,507,102

Moraine, SWDR (General Motors Corp. Project):

   6.75%, 7/1/2014                                                                            5,000,000                5,749,950

   5.65%, 7/1/2024                                                                            3,800,000                3,871,326

Middleburg Heights 4.375%, 12/1/2018                                                          5,725,000                5,022,943

North Royalton City School District

   6.10%, 12/1/2019 (Insured; MBIA)                                                           2,500,000                2,711,150



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OHIO (CONTINUED)

State of Ohio:

  Economic Development Revenue

    Ohio Enterprise Bond Fund (VSM Corp. Project)

      7.375%, 12/1/2011                                                                         885,000                  911,603

   PCR (Standard Oil Co. Project) 6.75%, 12/1/2015

      (Guaranteed; British Petroleum Co. p.l.c.)                                              2,700,000                3,158,892

Ohio Air Quality Development Authority, PCR

  (Cleveland Electric Illuminating Co. Project)

   6.85%, 7/1/2023                                                                            5,250,000                5,296,620

Ohio Building Authority, State Facilities
   (Juvenile Correctional Projects)
   6.60%, 10/1/2014 (Insured; AMBAC)                                                          1,660,000                1,843,945

Ohio Housing Finance Agency

  Residential Mortgage Revenue:

      6.35%, 9/1/2031 (Guaranteed; GNMA)                                                      4,985,000                5,231,558

      6.05%, 9/1/2017 (Guaranteed; GNMA)                                                      2,955,000                3,083,513

Ohio Turnpike Commission, Turnpike Revenue,

  Highway Improvements:

      4.50%, 2/15/2024 (Insured; FGIC)                                                          650,000                  560,410

      5.75%, 2/15/2024 (Prerefunded 2/15/2004)                                                6,100,000  (a)           6,542,738

      4.75%, 2/15/2028 (Insured; FGIC)                                                        1,750,000                1,552,250

Ohio Water Development Authority, Revenue:

   Fresh Water 5.90%, 12/1/2015 (Insured; AMBAC)                                              4,650,000                4,891,661

   Pollution Facilities (Cleveland Electric)

      6.10%, 8/1/2020                                                                         4,000,000                3,984,280

Ottawa County, Sanitary Sewer Systems Special Assessment

  (Portage-Catawba Island Sewer Project)

   7%, 9/1/2011 (Insured; AMBAC) (Prerefunded 9/1/2001)                                       1,000,000  (a)           1,032,540

Parma, Hospital Improvement Revenue (Parma Community

   General Hospital Association) 5.375%, 11/1/2029                                            4,000,000                3,486,840

Shelby County, Hospital Facilities Revenue, Improvement

  (The Shelby County Memorial Hospital Association)

   7.70%, 9/1/2018                                                                            2,500,000                2,679,725

South Euclid, Recreation Facilities

   7%, 12/1/2011 (Prerefunded 12/1/2001)                                                      2,285,000  (a)           2,381,633

South-Western City School District (Franklin and

  Pickway Counties) School Building Construction

   4.75%, 12/1/2026 (Insured; AMBAC)                                                          1,000,000                  892,330

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OHIO (CONTINUED)

Southwest Regional Water District, Water Revenue:

   6%, 12/1/2015 (Insured; MBIA)                                                              1,600,000                1,684,576

   6%, 12/1/2020 (Insured; MBIA)                                                              1,250,000                1,303,100

Springboro, Water System Revenue

   4.75%, 12/1/2023 (Insured; AMBAC)                                                          2,600,000                2,343,224

Student Loan Funding Corp.,

   Student Loan Revenue 7.20%, 8/1/2003                                                         235,000                  235,888

Summit County 6.50%, 12/1/2016 (Insured; FGIC)                                                2,000,000                2,260,660

Toledo 5.625%, 12/1/2011 (Insured; AMBAC)                                                     1,000,000                1,065,300

University of Cincinnati, University and College Revenue:

   COP 6.75%, 12/1/2009
      (Prerefunded 12/1/2001) (Insured; MBIA)                                                   750,000  (a)             780,547

   5.75%, 6/1/2018                                                                            2,165,000                2,278,251

   5.75%, 6/1/2019                                                                            1,500,000                1,570,710

Warren, Waterworks Revenue
   5.50%, 11/1/2015 (Insured; FGIC)                                                           1,450,000                1,531,055

Westerville, Improvement 4.50%, 12/1/2018                                                     4,650,000                4,164,308

Youngstown:

   5.375%, 12/1/2025 (Insured; AMBAC)                                                         2,195,000                2,196,822

   5.375%, 12/1/2031 (Insured; AMBAC)                                                         2,370,000                2,535,687

U.S. RELATED--2.2%

Puerto Rico Electric Power Authority, Power Revenue

   Zero Coupon, 7/1/2017 (Insured; MBIA)                                                      5,000,000                2,139,250

Virgin Islands Public Finance Authority, Revenue

   6.375%, 10/1/2019                                                                          3,000,000                3,190,020
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $233,812,593)                                                             99.0%              239,547,048

CASH AND RECEIVABLES (NET)                                                                         1.0%                2,348,500

NET ASSETS                                                                                       100.0%              241,895,548


Summary of Abbreviations

ACA                American Capital Access

AMBAC              American Municipal Bond
                      Assurance Corporation

COP                Certificate of Participation

FGIC               Financial Guaranty
                      Insurance Company

FHA                Federal Housing Administration

FSA                Financial Security Assurance

GNMA               Government National
                      Mortgage Association

HR                 Hospital Revenue

IDR                Industrial Development Revenue

MBIA               Municipal Bond Investors Assurance
                      Insurance Corporation

PCR                Pollution Control Revenue

SWDR               Solid Waste Disposal Revenue

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              51.4

AA                               Aa                              AA                                               13.7

A                                A                               A                                                13.1

BBB                              Baa                             BBB                                              14.1

BB                               Ba                              BB                                                2.6

Not Rated (b)                    Not Rated (b)                   Not Rated (b)                                     5.1

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           233,812,593   239,547,048

Cash                                                                  1,800,608

Interest receivable                                                   4,386,789

Receivable for shares of Beneficial Interest subscribed                 237,226

Receivable for investment securities sold                                50,538

Prepaid expenses                                                          8,876

                                                                    246,031,085
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           190,679

Payable for investment securities purchased                           3,848,807

Payable for shares of Beneficial Interest redeemed                       38,496

Accrued expenses                                                         57,555

                                                                      4,135,537
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      241,895,548
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     239,017,086

Accumulated net realized gain (loss) on investments                  (2,855,993)

Accumulated net unrealized appreciation
  (depreciation) on investments--Note 4                               5,734,455
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      241,895,548

NET ASSET VALUE PER SHARE

                                                                             Class A           Class B          Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            197,969,990        38,762,927        5,162,631

Shares Outstanding                                                         16,113,344         3,154,156          419,668
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   12.29             12.29            12.30

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Year Ended April 30, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     14,248,516

EXPENSES:

Management fee--Note 3(a)                                            1,323,873

Shareholder servicing costs--Note 3(c)                                 733,454

Distribution fees--Note 3(b)                                           222,310

Professional fees                                                       33,876

Custodian fees                                                          26,944

Prospectus and shareholders' reports                                    17,806

Registration fees                                                       15,293

Trustees' fees and expenses--Note 3(d)                                   7,319

Loan commitment fees--Note 2                                             2,260

Miscellaneous                                                           21,033

TOTAL EXPENSES                                                       2,404,168

INVESTMENT INCOME--NET                                              11,844,348
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (269,599)

Net unrealized appreciation (depreciation) on investments            8,261,575

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               7,991,976

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                19,836,324

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended April 30,
                                             -----------------------------------
                                                     2001                2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         11,844,348           13,755,875

Net realized gain (loss) on investments          (269,599)          (2,585,658)

Net unrealized appreciation
   (depreciation) on investments                8,261,575          (18,256,668)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   19,836,324           (7,086,451)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (9,946,284)         (11,481,786)

Class B shares                                 (1,722,420)          (2,164,842)

Class C shares                                   (175,644)            (109,247)

Net realized gain on investments:

Class A shares                                       --               (331,315)

Class B shares                                       --                (66,227)

Class C shares                                       --                 (3,915)

TOTAL DIVIDENDS                               (11,844,348)         (14,157,332)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 10,936,995           21,382,144

Class B shares                                  6,898,509            7,765,705

Class C shares                                  2,299,161            1,821,593

Dividends reinvested:

Class A shares                                  6,347,474            7,451,787

Class B shares                                  1,125,148            1,505,465

Class C shares                                    105,131               77,434

Cost of shares redeemed:

Class A shares                                (27,908,361)         (46,590,037)

Class B shares                                 (9,959,476)         (20,973,075)

Class C shares                                   (455,091)            (432,787)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS      (10,610,510)         (27,991,771)

TOTAL INCREASE (DECREASE) IN NET ASSETS        (2,618,534)         (49,235,554)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           244,514,082          293,749,636

END OF PERIOD                                 241,895,548          244,514,082

SEE NOTES TO FINANCIAL STATEMENTS.


                                                      Year Ended April 30,
                                               ---------------------------------
                                                     2001             2000
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A( A)

Shares sold                                       893,739           1,746,590

Shares issued for dividends reinvested            520,500             617,430

Shares redeemed                                (2,303,354)         (3,878,095)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (889,115)         (1,514,075)
--------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                       563,184             634,572

Shares issued for dividends reinvested             92,268             124,511

Shares redeemed                                  (820,892)         (1,728,996)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (165,440)           (969,913)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       188,444             150,041

Shares issued for dividends reinvested              8,591               6,425

Shares redeemed                                   (37,619)            (36,124)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     159,416             120,342

(A) DURING THE PERIOD ENDED APRIL 30, 2001,351,720 CLASS B SHARES REPRESENTING $4,303,838 WERE AUTOMATICALLY CONVERTED TO 351,872 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2000, 906,408 CLASS B SHARES REPRESENTING $11,001,478 WERE AUTOMATICALLY CONVERTED TO 907,005 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                             Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS A SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.88          12.80          12.86          12.65         12.58

Investment Operations:

Investment income--net                                            .61            .63            .65            .67           .69

Net realized and unrealized gain
   (loss) on investments                                          .41           (.90)           .08            .34           .17

Total from Investment Operations                                 1.02           (.27)           .73           1.01           .86

Distributions:

Dividends from investment income--net                           (.61)          (.63)           (.65)          (.67)         (.69)

Dividends from net realized
   gain on investments                                             --          (.02)           (.14)          (.13)         (.10)

Total Distributions                                             (.61)          (.65)           (.79)          (.80)         (.79)

Net asset value, end of period                                 12.29          11.88           12.80          12.86         12.65
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                            8.75          (2.08)           5.72           8.09          6.91
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          .91            .91             .91            .90           .91

Ratio of net investment
   income to average net assets                                 5.02           5.20            5.00           5.17          5.40

Portfolio Turnover Rate                                        27.53          26.70           40.36          24.73         29.65
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                        197,970        201,974         237,027        237,618       242,572

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                              Year Ended April 30,
                                                                 -------------------------------------------------------------------

CLASS B SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.88          12.81          12.87          12.65         12.59

Investment Operations:

Investment income--net                                            .55            .57            .58            .60           .62

Net realized and unrealized gain
   (loss) on investments                                          .41           (.91)           .08            .35           .16

Total from Investment Operations                                  .96           (.34)           .66            .95           .78

Distributions:

Dividends from investment income--net                            (.55)          (.57)          (.58)          (.60)         (.62)

Dividends from net realized
   gain on investments                                             --           (.02)          (.14)          (.13)         (.10)

Total Distributions                                              (.55)          (.59)          (.72)          (.73)         (.72)

Net asset value, end of period                                  12.29          11.88          12.81          12.87         12.65
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                             8.21          (2.66)          5.17           7.62          6.27
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.41           1.42           1.42           1.41          1.42

Ratio of net investment income
   to average net assets                                         4.51           4.68           4.47           4.65          4.87

Portfolio Turnover Rate                                         27.53          26.70          40.36          24.73         29.65
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                          38,763         39,445         54,929         50,453        44,746

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                            Year Ended April 30,
                                                                 -------------------------------------------------------------------

CLASS C SHARES                                                   2001           2000           1999          1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.89          12.82          12.88          12.66         12.59

Investment Operations:

Investment income--net                                            .52            .54            .55            .57           .59

Net realized and unrealized gain
   (loss) on investments                                          .41           (.91)           .08            .35           .17

Total from Investment Operations                                  .93           (.37)           .63            .92           .76

Distributions:

Dividends from investment income--net                            (.52)          (.54)          (.55)          (.57)         (.59)

Dividends from net realized
   gain on investments                                             --           (.02)          (.14)          (.13)         (.10)

Total Distributions                                              (.52)          (.56)          (.69)          (.70)         (.69)

Net asset value, end of period                                  12.30          11.89          12.82          12.88         12.66
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                             7.92          (2.90)          4.92           7.35          6.07
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.65           1.67           1.66           1.66          1.64

Ratio of net investment income
   to average net assets                                         4.21           4.41           4.20           4.38          4.44

Portfolio Turnover Rate                                         27.53          26.70          40.36          24.73         29.65
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                           5,163          3,095          1,793            579           694

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company that, effective May 17, 2001, offers eleven series including the Ohio Series (the "fund"). The fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $7,106 during the period ended April 30, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audi and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize market discount on municipal securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment , effective May 1, 2001, is to increase accumulated net investment income with an offsetting decrease to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The  fund  has  an  unused  capital  loss  carryover of approximately $2,732,000
available   for   Federal   income   tax   purposes  to  be  applied
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

against future net securities profits, if any, realized subsequent to April 30, 2001. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, $1,283,000 of the carryover expires in fiscal 2008 and $1,449,000 expires in fiscal 2009.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary and emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

The Distributor retained $1,669 during the period ended April 30, 2001, from commissions earned on sales of the fund's shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2001, Class B and Class C shares were charged $191,030 and $31,280, respectively, pursuant to the Plan.


(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2001, Class A, Class B and Class C shares were charged $495,819, $95,515 and $10,426, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2001, the fund was charged $110,279 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings.These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2001, amounted to $68,178,719 and $63,873,499, respectively.

At  April  30,  2001, accumulated net unrealized appreciation on investments was
$5,734,455,   consisting   of   $9,017,148  gross  unrealized  appreciation  and
$3,282,693 gross unrealized depreciation.

At April 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Premier State Municipal Bond Fund, Ohio Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Ohio Series (one of the funds comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Ohio Series at April 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
June 8, 2001

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2001 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Ohio residents, Ohio personal income taxes).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2001 calendar year on Form 1099-DIV which will be mailed by January 31, 2002.


                      For More Information

                        Dreyfus Premier State Municipal Bond Fund, Ohio Series 200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  057AR0401



================================================================================

Dreyfus Premier State
Municipal Bond Fund,
Pennsylvania Series

ANNUAL REPORT
April 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            18   Financial Highlights

                            21   Notes to Financial Statements

                            26   Report of Independent Auditors

                            27   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                     State Municipal Bond Fund,
                                                            Pennsylvania Series

LETTER FROM THE PRESIDENT

Dear Shareholder:

We present this annual report for Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series, covering the 12-month period from May 1, 2000 through April 30, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Gaylor.

Municipal bonds generally provided attractive returns over the 12-month reporting period. Slowing economic growth and lower short-term interest rates helped boost the value of tax-exempt bonds, as did robust demand from investors fleeing the uncertainty of a falling stock market.

In our view, these divergent results indicate the importance of diversifying among different types of investments. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We  encourage  you  to contact your financial advisor for more information about
ways   to  refine  your  investment  strategies  in  the  current  environment.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 14, 2001




DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series perform during the period?

For the 12-month period ended April 30, 2001, the fund's Class A shares provided a 8.37% total return, its Class B shares provided a 7.75% total return and its Class C shares provided a 7.49% total return.(1) In comparison, the Lipper Pennsylvania Municipal Debt Funds category average provided a 8.79% total return
for    the    same    period.(2)

Although municipal bonds rallied strongly as interest rates fell in a weakening economy, the fund's relative performance was constrained by continued weakness in some of its out-of-favor bonds. We expect these bonds to slowly improve over time and have decided to retain them in the fund. The fund's performance should improve as the fund positions itself for the future.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and Pennsylvania state tax-exempt income as is practical without undue risk from a diversified portfolio of municipal bonds. To achieve this objective, we employ two primary strategies. First, for between one-half and three-quarters of the total fund, we look for bonds that can potentially offer attractive current income. We typically look for bonds that can provide consistently high current yields. We also try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them in the secondary market.

Second, for the remainder of the fund, we try to look for bonds that we believe have the potential to offer attractive total returns. We typically look for bonds that are selling at a discount to face value because they may be temporarily out of favor among investors. Our belief is that these bonds' prices will rise as they return to favor over time.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy was growing strongly, leading to inflation concerns and a 50 basis-point increase in interest rates by the Federal Reserve Board (the "Fed") in late May 2000. During the summer, however, evidence emerged that the Fed's rate hikes were having the desired effect of slowing the economy. As a result, tax-exempt yields declined modestly, even though the Fed did not change interest rates during the remainder of 2000.

However, at the start of January 2001 -- faced with slower retail sales, workforce layoffs, lower stock prices and declining consumer confidence -- the Fed moved aggressively to stimulate economic growth by cutting interest rates by 50 basis points. This move was unusual in that it occurred between regularly scheduled meetings of the Fed' s Federal Open Market Committee ("FOMC"). As further evidence of its resolve to prevent a recession, the Fed cut interest rates twice more by 50 basis points each during its scheduled meetings at the end of January and March, and again in early April between FOMC meetings. Except for seasonal back-ups related to the payment of income taxes by individuals, yields of tax-exempt bonds generally continued to move lower in this new environment.

A substantial part of the municipal bond market's strong performance was the result of strong demand as investors fled a declining stock market. The combination of good demand and an unusually limited supply of new Pennsylvania
municipal    bonds    caused    prices    to    rise.

At the start of the period, deep-discount bonds were viewed unfavorably by most investors because of their relatively low yields, causing their prices to fall below levels that we considered reasonable. Accordingly, we bought these out-of-favor bonds with the expectation that they would gain value when they came back into favor. This happened over the course of the reporting period, and we began to lock in profits by selling securities that had returned to favor in late 2000 and early 2001. At that point, investor sentiment had changed, and so-called "cushion bonds" that sell at a modest premium to their call were out of favor. Consistent with our investment approach, we gradually built a position in cushion bonds, which later appreciated in value as market conditions evolved.

What is the fund's current strategy?

Our strategy remains the same: to complement income-oriented bonds with tax-exempt securities that we believe will provide both income and capital appreciation.

As of the end of April, discount bonds were once again looking relatively undervalued. In our opinion, investors have recently shunned discount bonds
because   they   are  primarily  interested  in  high  yields  in  today's  low interest-rate environment. Accordingly, we have begun to gradually acquire discount bonds that we believe represent good values. Simultaneously, we are gradually selling those "cushion bonds" that we believe have returned to favor.

May 14, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-PENNSYLVANIA RESIDENTS AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER INC.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series Class A shares and the Lehman Brothers Municipal Bond Index

(+)  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES (THE "FUND") ON 4/30/91 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN PENNSYLVANIA MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN PENNSYLVANIA MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 4/30/01

                                                      Inception                                                      From
                                                          Date         1 Year       5 Years       10 Years        Inception
---------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                        7/30/87         3.52%         4.50%           6.24%           --
WITHOUT SALES CHARGE                                    7/30/87         8.37%         5.46%           6.73%           --

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                 1/15/93         3.75%         4.59%            --           5.45% ((+)(+))

WITHOUT REDEMPTION                                      1/15/93         7.75%         4.91%            --           5.45% ((+)(+))

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+)(+))           8/15/95         6.49%         4.60%            --           4.87%
WITHOUT REDEMPTION                                      8/15/95         7.49%         4.60%            --           4.87%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))      THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS
           4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))   ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE END
           OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)(+)(+))THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
           1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

April 30, 2001

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--95.6%                                                        Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA--93.6%

Allegheny County Hospital Development Authority, Revenue:

  (Health Center--UPMC Health System)

      4.50%, 8/1/2015 (Insured; MBIA)                                                         2,000,000                1,842,900

   (Hospital--South Hills Health)

      5.125%, 5/1/2029                                                                        3,000,000                2,486,220

Allegheny County Industrial Development Authority,

  Medical Center Revenue (Presbyterian Medical Center of

  Oakmont Pennsylvania, Inc.)

   6.75%, 2/1/2026 (Insured; FHA)                                                             1,705,000                1,811,511

Allegheny County Residential Finance Authority, SFMR

   7.40%, 12/1/2022                                                                           1,140,000                1,164,122

Bangor Area School District:

   4.50%, Series A, 3/15/2017 (Insured; FSA)                                                  1,205,000                1,094,008

   4.50%, Series B, 3/15/2017 (Insured; FSA)                                                  2,130,000                1,933,806

Beaver County Industrial Development Authority, PCR

  (Pennsylvania Power Company Mansfield Project)

   7.15%, 9/1/2021                                                                            3,000,000                3,068,610

Berks County Municipal Authority, Revenue

  (Phoebe--Devitt Homes Project)

   5.50%, 5/15/2015                                                                             780,000                  700,892

Bradford County Industrial Development Authority, SWDR

   (International Paper Company Projects) 6.60%, 3/1/2019                                     4,250,000                4,350,470

Butler County Industrial Development Authority,

  Health Care Facilities Revenue

   (Saint John Care Center) 5.80%, 4/20/2029                                                  6,455,000                6,392,257

Butler Area School District, 4.75%, 10/1/2022 (Insured; FGIC)                                 2,190,000                1,988,016

Cambria County Industrial Development Authority, PCR

   (Bethlehem Steel Corp. Project) 7.50%, 9/1/2015                                            4,250,000                2,523,565

Canon-McMillan School District, GO Zero Coupon,

   12/1/2026 (Insured; FGIC)                                                                  2,000,000                  465,440

Charleroi Area School Authority, School Revenue

   Zero Coupon, 10/1/2020 (Insured; FGIC)                                                     2,000,000                  676,560

Chester County Health and Education Facilities Authority,

  Health System Revenue

   (Jefferson Health System) 5.375%, 5/15/2027                                                2,000,000                1,871,960

Coatesville Area School District

   4.50%, 10/1/2016 (Insured; FSA)                                                            6,855,000                6,290,696

Dauphin County General Authority, Revenue

   (Office and Parking, Riverfront Office) 6%, 1/1/2025                                       3,000,000                2,790,660



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Erie:

   Zero Coupon, 11/15/2019 (Insured; FSA)                                                     1,685,000                  586,666

   Zero Coupon, 11/15/2020 (Insured; FSA)                                                     2,110,000                  690,054

Erie County Higher Education Building Authority,

  College Revenue

   (Mercyhurst College Project) 5.75%, 3/15/2020                                              2,000,000                1,940,520

Erie School District Zero Coupon, 9/1/2015 (Insured; FSA)                                     1,135,000                  526,833

Gettysburg Municipal Authority, College Revenue

  (Gettysburg College)

   4.75%, 8/15/2023 (Insured; AMBAC)                                                          2,000,000                1,791,220

Girtys Run Joint Sewer Authority, Sewer Revenue

   4.50%, 11/1/2020 (Insured; FSA)                                                            4,580,000                3,992,661

Harrisburg Authority, Office and Parking Revenue

   6%, 5/1/2019                                                                               2,000,000                1,830,460

Harrisburg Redevelopment Authority, Revenue:

   Zero Coupon, 5/1/2018 (Insured; FSA)                                                       2,750,000                1,042,333

   Zero Coupon, 11/1/2018 (Insured; FSA)                                                      2,750,000                1,013,018

   Zero Coupon, 11/1/2019 (Insured; FSA)                                                      2,750,000                  946,908

   Zero Coupon, 5/1/2020 (Insured; FSA)                                                       2,750,000                  915,255

   Zero Coupon, 11/1/2020 (Insured; FSA)                                                      2,500,000                  808,325

Lancaster Area Sewer Authority, Revenue

   4.50%, 4/1/2018 (Insured; MBIA)                                                            5,730,000                5,087,151

Lower Macungie Township 5.65%, 5/1/2020                                                         900,000                  912,492

Luzerne County Industrial Development Authority,

  Exempt Facilities Revenue

  (Pennsylvania Gas and Water Company Project)

   7.125%, 12/1/2022                                                                          4,000,000                4,217,200

McKeesport Area School District, GO

   Zero Coupon, 10/1/2021 (Insured; AMBAC)                                                    3,455,000                1,098,759

Montgomery County Higher Educational and

  Health Authority, Revenue First Mortgage

   (Montgomery Income Project) 10.50%, 9/1/2020                                               2,845,000                2,919,255

Montgomery County Industrial Development Authority, RRR

   7.50%, 1/1/2012 (LOC; Banque Paribas)                                                     14,715,000               15,010,919

Montour School District, Notes:

   Zero Coupon, 1/1/2024 (Insured; FGIC)                                                      1,155,000                  317,255

   Zero Coupon, 1/1/2025 (Insured; FGIC)                                                      2,015,000                  521,603

Norristown (Asset Guarantee) Zero Coupon, 12/15/2014                                          1,465,000                  692,300

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Northampton County Industrial Development Authority, PCR

   (Bethlehem Steel) 7.55%, 6/1/2017                                                          5,700,000                3,370,467

Northern York County School District

   5.25%, 11/15/2018 (Insured; FSA)                                                           1,160,000                1,160,452

Pennsylvania 5.375%, 5/1/2014                                                                 6,190,000                6,336,455

Pennsylvania Economic Development Financing Authority:

   RRR (Northampton Generating Project) 6.50%, 1/1/2013                                       6,500,000                6,452,095

   Wastewater Treatment Revenue

      (Sun Co. Inc.--R and M Project) 7.60%, 12/1/2024                                        4,240,000                4,532,051

Pennsylvania Housing Finance Agency:

   6.50%, 7/1/2023                                                                            2,750,000                2,837,478

   Single Family Mortgage:

      6.75%, 4/1/2016                                                                         3,000,000                3,138,150

      6.85%, 4/1/2016 (Insured; FHA)                                                          3,700,000                3,813,701

      6.875%, 10/1/2024                                                                       2,000,000                2,096,480

      6.90%, 4/1/2025                                                                         6,250,000                6,561,688

Pennsylvania Finance Authority, Guaranteed Revenue

  (Penn Hills Project):

      5.45%, 12/1/2019 (Insured; FGIC)                                                        2,615,000                2,633,697

      Zero Coupon, 12/1/2022 (Insured; FGIC)                                                  1,200,000                  355,944

      Zero Coupon, 12/1/2023 (Insured; FGIC)                                                  3,790,000                1,060,328

      Zero Coupon, 12/1/2024 (Insured; FGIC)                                                  3,790,000                  999,878

      Zero Coupon, 12/1/2025 (Insured; FGIC)                                                  3,790,000                  942,687

Pennsylvania Higher Education Assistance Agency,

  Student Loan Revenue

   7.05%, 10/1/2016 (Insured; AMBAC)                                                          2,500,000                2,613,150

Pennsylvania Higher Educational Facilities

  Authority, Revenue (UPMC Health System)

   4.65%, 8/1/2012 (Insured; FSA)                                                             2,000,000                1,945,360

Pennsylvania Intergovernmental Cooperative Authority,

  Special Tax Revenue (Philadelphia Funding Program):

      5.50%, 6/15/2016 (Insured; FGIC)                                                        2,750,000                2,793,313

      4.75%, 6/15/2023 (Insured; FGIC)                                                       10,000,000                8,990,800

Philadelphia:

   4.75%, 5/15/2020 (Insured; FGIC)                                                           8,900,000                8,083,870

   Gas Works Revenue:

      5%, 7/1/2018 (Insured; FSA)                                                             3,500,000                3,372,775

      6.375%, 7/1/2026 (Insured; CMAC)                                                        1,000,000                1,041,360


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Philadelphia Hospitals and Higher Education

  Facilities Authority, Revenue

   (Jefferson Health System) 5%, 5/15/2011                                                    2,000,000                1,959,020

Philadelphia School District

   4.50%, 4/1/2023 (Insured; MBIA)                                                           16,625,000                14,284,865

Pittsburgh 5.50%, 9/1/2013 (Insured; AMBAC)                                                   2,580,000                2,673,499

Pittsburgh Urban Redevelopment Authority, Mortgage Revenue:

   7.05%, 4/1/2023                                                                            1,785,000                1,820,879

   (Sidney Square Project) 6.65%, 9/1/2028                                                    3,350,000                3,433,449

Pottstown School District 4.75%, 6/1/2022 (Insured; MBIA)                                     3,760,000                3,388,700

Southeast Delco School District

   Zero Coupon, 2/1/2023 (Insured; MBIA)                                                      2,055,000                  591,470

Southeastern Transportation Authority, Special Revenue

   4.75%, 3/1/2024 (Insured; FGIC)                                                            2,775,000                2,480,489

Spring-Ford Area School District

   4.75%, 3/1/2022 (Insured; FGIC)                                                            8,935,000                8,047,844

Unionville-Chadds Ford School District 5.20%, 6/1/2015                                        1,545,000                1,555,212

Upper Merion General Authority, LR

   6%, 8/15/2016                                                                              1,000,000                1,024,680

Washington County Industrial Development Authority:

  PCR (West Pennsylvania Power Company Mitchell)

      6.05%, 4/1/2014 (Insured; AMBAC)                                                        3,000,000                3,178,350

   Revenue (Presbyterian Medical Center)

      6.75%, 1/15/2023 (Insured; FHA)                                                         3,000,000                3,128,910

Wilmington Area School District 5.50%, 9/1/2017

   (Insured; FSA) (Prerefunded 3/1/2005)                                                      3,550,000  (a)           3,767,899

U.S. RELATED--2.0%

Commonwealth of Puerto Rico (Public Improvement)

   4.50%, 7/1/2023 (Insured; FSA)                                                             5,000,000                4,451,700

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $223,908,228)                                                                                               219,232,025

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
SHORT-TERM INVESTMENTS--4.9%                                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA:

Geisinger Authority Health System, Revenue,

   VRDN (Geisinger Health Systems) 4.28%                                                      3,600,000  (b)           3,600,000

Pennsylvania Higher Educational Facilities Authority,

   Revenue, VRDN (Carnegie Mellon University) 4.30%                                           2,000,000  (b)           2,000,000

Philadelphia Authority for Industrial Development,

  Revenue, VRDN (Fox Chase Cancer Center Project)

   4.35% (LOC; Morgan Guaranty Trust Co.)                                                     2,400,000  (b)           2,400,000

Philadelphia Hospitals and Higher Education

  Facilities Authority, HR, VRDN

   (Children's Hospital of Philadelphia Project) 4.35%                                        1,800,000  (b)           1,800,000

Schuylkill County Industrial Development Authority, RRR, VRDN

   (Northeastern Power Co.) 4.50% (LOC; Credit Local De France)                               1,500,000  (b)           1,500,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $11,300,000)                                                                                                 11,300,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $235,208,228)                                                            100.5%              230,532,025

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.5%)              (1,110,990)

NET ASSETS                                                                                       100.0%              229,421,035


Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

CMAC                      Capital Market Assurance
                             Corporation

FGIC                      Financial Guaranty Insurance
                             Company

FHA                       Federal Housing Administration

FSA                       Financial Security Assurance

GO                        Government Obligation

HR                        Hospital Revenue

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

PCR                       Pollution Control Revenue

RRR                       Resources Recovery Revenue

SFMR                      Single Family Mortgage Revenue

SWDR                      Solid Waste Disposal Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              57.3

AA                               Aa                              AA                                               20.0

A                                a                               A                                                 2.9

BBB                              Baa                             BBB                                               8.8

F1                               MIG1/P1                         SP1/A1                                            4.9

Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                     6.1

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE-SUBJECT TO PERIODIC
     CHANGE.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(D)  AT APRIL 30, 2001, THE FUND HAD $58,670,446 (25.6% OF NET ASSETS) INVESTED
     IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT UPON
     REVENUES GENERATED FROM CITY GENERAL OBLIGATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITES

April 30, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           235,208,228   230,532,025

Cash                                                                    108,476

Interest receivable                                                   3,319,455

Receivable for shares of Beneficial Interest subscribed                 647,097

Prepaid expenses                                                         10,972

                                                                    234,618,025
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           168,569

Payable for investment securities purchased                           4,589,932

Payable for shares of Beneficial Interest redeemed                      377,798

Accrued expenses                                                         60,691

                                                                      5,196,990
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      229,421,035
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     235,054,470

Accumulated net realized gain (loss) on investments                   (957,232)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                            (4,676,203)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      229,421,035

NET ASSET VALUE PER SHARE

                                                                              Class A         Class B       Class C
------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                             188,473,047      38,592,696    2,355,292

Shares Outstanding                                                          12,242,463       2,509,315      152,932
-----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                    15.40           15.38        15.40

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Year Ended April 30, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     13,317,979

EXPENSES:

Management fee--Note 3(a)                                            1,234,082

Shareholder servicing costs--Note 3(c)                                 717,417

Distribution fees--Note 3(b)                                           190,867

Professional fees                                                       32,740

Custodian fees                                                          27,248

Prospectus and shareholders' reports                                    20,139

Registration fees                                                       15,607

Trustees' fees and expenses--Note 3(d)                                   6,806

Loan commitment fees--Note 2                                             2,060

Miscellaneous                                                           20,412

TOTAL EXPENSES                                                       2,267,378

INVESTMENT INCOME--NET                                              11,050,601
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              (416,605)

Net unrealized appreciation (depreciation) on investments            6,846,631

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               6,430,026

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                17,480,627

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended April 30,
                                             -----------------------------------
                                                     2001                 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         11,050,601           12,061,317

Net realized gain (loss) on investments         (416,605)              452,220

Net unrealized appreciation (depreciation)
   on investments                              6,846,631           (21,787,858)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  17,480,627            (9,274,321)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (9,383,302)          (9,678,252)

Class B shares                                (1,587,180)          (2,339,115)

Class C shares                                   (80,119)             (43,950)

Net realized gain on investments:

Class A shares                                    (6,088)          (3,547,348)

Class B shares                                    (1,059)            (861,532)

Class C shares                                       (64)             (19,855)

TOTAL DIVIDENDS                              (11,057,812)         (16,490,052)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 19,370,172          31,806,266

Class B shares                                 12,623,431           9,233,839

Class C shares                                  1,104,938             809,497

Dividends reinvested:

Class A shares                                  4,747,883           7,038,799

Class B shares                                  1,050,158           2,185,100

Class C shares                                     55,398              44,344

Cost of shares redeemed:

Class A shares                               (21,831,112)         (33,930,306)

Class B shares                               (15,001,169)         (35,538,987)

Class C shares                                  (123,886)            (376,973)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            1,995,813          (18,728,421)

TOTAL INCREASE (DECREASE) IN NET ASSETS        8,418,628          (44,492,794)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           221,002,407          265,495,201

END OF PERIOD                                 229,421,035          221,002,407

SEE NOTES TO FINANCIAL STATEMENTS.


                                                      Year Ended April 30,
                                              ----------------------------------
                                                     2001                2000
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (A)

Shares sold                                     1,256,108            2,029,925

Shares issued for dividends reinvested            307,895              460,266

Shares redeemed                                (1,421,029)          (2,211,504)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     142,974              278,687
--------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                       810,742             590,695

Shares issued for dividends reinvested             68,238             142,505

Shares redeemed                                  (980,459)         (2,283,203)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (101,479)         (1,550,003)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        72,225              52,892

Shares issued for dividends reinvested              3,588               2,914

Shares redeemed                                    (8,128)            (24,746)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      67,685              31,060

(A) DURING THE PERIOD ENDED APRIL 30, 2001, 573,308 CLASS B SHARES REPRESENTING $8,811,256 WERE AUTOMATICALLY CONVERTED TO 572,837 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2000, 1,477,344 CLASS B SHARES REPRESENTING $22,894,751 WERE AUTOMATICALLY CONVERTED TO 1,476,804 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                           Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS A SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.94          16.56          16.68          16.23         16.17

Investment Operations:

Investment income--net                                            .77            .79            .82            .85           .85

Net realized and unrealized
   gain (loss) on investments                                     .46          (1.33)           .16            .71           .24

Total from Investment Operations                                 1.23           (.54)           .98           1.56          1.09

Distributions:

Dividends from investment income--net                            (.77)          (.79)          (.82)          (.85)         (.85)

Dividends from net realized gain
   on investments                                                (.00)(a)       (.29)          (.28)          (.26)         (.18)

Total Distributions                                              (.77)         (1.08)         (1.10)         (1.11)        (1.03)

Net asset value, end of period                                  15.40          14.94          16.56          16.68         16.23
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                             8.37          (3.24)          5.97           9.83          6.89
------------------------------------------------------------------------------------------------------------------------------------


RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .92            .94            .92           .92           .92

Ratio of net investment income
   to average net assets                                         5.02           5.12           4.90          5.09          5.22

Portfolio Turnover Rate                                         23.01          34.29          48.14         34.82         60.57
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         188,473        180,760        195,728       196,055       201,229

(A) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                          Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS B SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.93          16.55          16.67          16.23         16.16

Investment Operations:

Investment income--net                                            .69            .71            .74            .77           .77

Net realized and unrealized
   gain (loss) on investments                                     .45          (1.33)           .16            .70           .25

Total from Investment Operations                                 1.14           (.62)           .90           1.47          1.02

Distributions:

Dividends from investment income--net                           (.69)          (.71)          (.74)          (.77)          (.77)

Dividends from net realized
   gain on investments                                          (.00)(a)       (.29)          (.28)          (.26)          (.18)

Total Distributions                                             (.69)         (1.00)         (1.02)         (1.03)          (.95)

Net asset value, end of period                                 15.38          14.93          16.55          16.67          16.23
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                            7.75          (3.75)          5.43           9.20           6.41
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                         1.43           1.46           1.43           1.43          1.43

Ratio of net investment income
   to average net assets                                        4.50           4.57           4.39           4.57          4.71

Portfolio Turnover Rate                                        23.01          34.29          48.14          34.82         60.57
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         38,593         38,968         68,869         74,855        71,671

(A) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                              Year Ended April 30,
                                                                 ------------------------------------------------------------------
CLASS C SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.95          16.57          16.69          16.23         16.16

Investment income--net                                            .66            .67            .69            .70           .69

Net realized and unrealized
   gain (loss) on investments                                     .45          (1.33)           .16            .72           .25

Total from Investment Operations                                 1.11          (.66)            .85           1.42           .94

Distributions:

Dividends from investment income--net                           (.66)          (.67)          (.69)           (.70)         (.69)

Dividends from net realized
   gain on investments                                          (.00)(a)       (.29)          (.28)           (.26)         (.18)

Total Distributions                                             (.66)          (.96)          (.97)           (.96)         (.87)

Net asset value, end of period                                 15.40          14.95          16.57           16.69         16.23
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                            7.49         (3.98)           5.16            8.91          5.92
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                         1.67          1.70            1.69           1.69          1.83

Ratio of net investment income

   to average net assets                                        4.23          4.35            4.07           3.98          4.28

Portfolio Turnover Rate                                        23.01         34.29           48.14          34.82         60.57
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          2,355         1,274             898            463            32

(A) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company and operates as a series company that, effective May 17, 2001, offers eleven series including the Pennsylvania Series (the "fund"). The fund' s investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $13,826 during the period ended April 30, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

In November 2000 the American Institute of Certified Public Accountants (" AICPA" ) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide" ). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize market discount on municipal securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment, effective May 1, 2001, is to increase accumulated net investment income with an offsetting decrease to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The  fund  has  an  unused  capital  loss  carryover of approximately $1,001,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2001. This amount
is    calculated    based    on    Federal    income    tax    reg
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

ulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, the carryover expires in fiscal 2009.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary and emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average
daily    net    assets    and    is    payable    monthly.

The Distributor retained $5,482 during the period ended April 30, 2001, from commissions earned on sales of the fund's shares.

(b) Under the Distribution Plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2001, Class B and Class C shares were charged $176,646 and $14,221, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2001, Class A, Class B and Class C shares were charged $467,883, $88,323, and $4,740, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2001, the fund was charged $128,703 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2001, amounted to $49,813,166 and $53,400,124, respectively.

At  April  30,  2001, accumulated net unrealized depreciation on investments was
$4,676,203,   consisting   of   $3,470,372  gross  unrealized  appreciation  and
$8,146,575 gross unrealized depreciation.

At April 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series.

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series (one of the funds comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series at April 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
June 8, 2001



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2001 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Pennsylvania residents, Pennsylvania personal income taxes).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2001 calendar year on Form 1099-DIV which will be mailed by January 31, 2002.

                                                             The Fund

NOTES


                      For More Information

                        Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  058AR0401



================================================================================

Dreyfus Premier
State Municipal
Bond Fund,
Texas Series

ANNUAL REPORT
April 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            19   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                     State Municipal Bond Fund,
                                                                   Texas Series

LETTER FROM THE PRESIDENT

Dear Shareholder:

We present this annual report for Dreyfus Premier State Municipal Bond Fund, Texas Series, covering the 12-month period from May 1, 2000 through April 30,
2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Gaylor.

Municipal bonds generally provided attractive returns over the 12-month reporting period. Slowing economic growth and lower short-term interest rates helped boost the value of tax-exempt bonds, as did robust demand from investors fleeing the uncertainty of a falling stock market.

In our view, these divergent results indicate the importance of diversifying among different types of investments. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We  encourage  you  to contact your financial advisor for more information about
ways   to  refine  your  investment  strategies  in  the  current  environment.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 14, 2001




DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Texas Series perform during the period?

For the 12-month period ended April 30, 2001, the fund's Class A shares provided a 9.83% total return, its Class B shares provided a 9.35% total return and its Class C shares provided a 9.02% total return.(1) In comparison, the Lipper Texas Municipal Debt Funds category average provided a 9.04% total return for the same period.(2)

We attribute the fund's strong performance primarily to a municipal bond rally as interest rates fell in a weakening economy. In addition, the fund's investments in previously out-of-favor bonds appreciated as they came back into favor, contributing positively to total return.

What is the fund's investment approach?

Our goal is to seek as high a level of federal tax-exempt income as is practical without undue risk from a diversified portfolio of municipal bonds. To achieve this objective, we employ two primary strategies. First, for between one-half and three-quarters of the total fund, we look for bonds that can potentially offer attractive current income. We typically look for bonds that can provide consistently high current yields. We also try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them in the secondary market.

Second, for the remainder of the fund, we try to look for bonds that we believe have the potential to offer attractive total returns. We typically look for bonds that are selling at a discount to face value because they may be temporarily out of favor among investors. Our belief is that these bonds' prices will rise as they return to favor over time.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy was growing strongly, leading to inflation concerns and a 50 basis-point increase in interest rates by the Federal Reserve Board (the "Fed") in late May 2000. During the summer, however, evidence emerged that the Fed's rate hikes were having the desired effect of slowing the economy. As a result, tax-exempt yields declined modestly, even though the Fed did not change interest rates during the remainder of 2000.

However, at the start of January 2001, faced with slower retail sales, workforce layoffs, lower stock prices and declining consumer confidence, the Fed moved aggressively to stimulate economic growth by cutting interest rates by 50 basis points. This move was unusual in that it occurred between regularly scheduled meetings of the Fed' s Federal Open Market Committee ("FOMC"). As further evidence of its resolve to prevent a recession, the Fed cut interest rates twice more by 50 basis points each during its scheduled meetings at the end of January and March, and again in early April between FOMC meetings. Except for seasonal back-ups related to the payment of income taxes by individuals, yields of tax-exempt bonds generally continued to move lower in this new environment.

A substantial part of the municipal bond market's strong performance was the result of strong demand as investors fled a declining stock market. The combination of good demand and a limited supply of new Texas municipal bonds
caused    prices    to    rise.

At the start of the reporting period, deep-discount bonds were viewed unfavorably by most investors because of their relatively low yields, causing their prices to fall below levels that we considered reasonable. Accordingly, we bought these out-of-favor bonds with the expectation that they would gain value when they came back into favor. This happened over the course of the reporting period, and we began to lock in profits by selling securities that had returned to favor in late 2000 and early 2001. At that point, investor sentiment had changed, and so-called "cushion bonds" that sell at a modest premium to their call were out of favor. Consistent with our investment approach, we gradually built a position in cushion bonds, which later appreciated in value as market conditions evolved.

What is the fund's current strategy?

Our strategy remains the same: to complement income-oriented bonds with tax-exempt securities that we believe will provide both income and capital appreciation.

As of the end of April, discount bonds were once again looking relatively undervalued. In our opinion, investors have recently shunned discount bonds because they are primarily interested in high yields in today' s low interest-rate environment. Accordingly, we have begun to gradually acquire discount bonds that we believe represent good values. Simultaneously, we are gradually selling those "cushion bonds" that we believe have returned to favor.

May 14, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-TEXAS RESIDENTS AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2)  SOURCE: LIPPER INC.


                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Texas Series Class A shares and the Lehman Brothers Municipal Bond Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES (THE "FUND") ON 4/30/91 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN TEXAS MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN TEXAS MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 4/30/01

                                                       Inception                                                      From
                                                          Date         1 Year        5 Years       10 Years        Inception
---------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                        5/28/87         4.90%         4.84%           6.68%           --
WITHOUT SALES CHARGE                                    5/28/87         9.83%         5.81%           7.17%           --

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                 1/15/93         5.35%         4.96%            --           5.94% ((+)(+))

WITHOUT REDEMPTION                                      1/15/93         9.35%         5.28%            --           5.94% ((+)(+))

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+)(+))           8/15/95         8.02%         4.99%            --           5.29%
WITHOUT REDEMPTION                                      8/15/95         9.02%         4.99%            --           5.29%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))      THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS
           4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))   ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE END
           OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)(+)(+))THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
           1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

April 30, 2001

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--96.6%                                                        Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS--95.2%

Aledo Independent School District, Unlimited Tax School Building

   (Permanent School Fund Guaranteed)
   Zero Coupon, 2/15/2014                                                                     1,225,000                  618,846

Brazos Higher Education Authority, Inc., Student Loan Revenue

   6.80%, 12/1/2004                                                                             700,000                  745,584

Castleberry Independent School District

   5.70%, 8/15/2021                                                                             830,000                  842,591

Coastal Water Authority, Water Conveyance System

   6.25%, 12/15/2017 (Insured; AMBAC)                                                         5,885,000                5,927,313

Dallas-Fort Worth Regional Airport, Revenue

   6.625%, 11/1/2021 (Insured; FGIC)                                                          1,250,000                1,276,725

Denison Hospital Authority, HR

   (Texoma Medical Center Project) 6.125%, 8/15/2017                                            750,000                  661,522

Eanes Independent School District
   (Permanent School Fund Guaranteed)

   4.50%, 8/1/2017                                                                            1,400,000                1,270,066

El Paso Housing Authority, Multi-Family Revenue

   (Section 8 Projects) 6.25%, 12/1/2009                                                      2,510,000                2,577,519

Frisco Independent School District (School Building)

   5.40%, 8/15/2023                                                                           1,155,000                1,139,431

Grape Creek-Pulliam Independent School District

  Public Facility Corp., School Facility LR

   7.25%, 5/15/2021 (Prerefunded 5/15/2006)                                                   2,200,000  (a)           2,548,018

Grapevine-Colleyville Independent School District,
   Unlimited Tax School Building
   (Permanent School Fund Guaranteed):
      Zero Coupon, 8/15/2017                                                                  2,590,000                1,044,262

      Zero Coupon, 8/15/2018                                                                  2,390,000                  902,225

Houston Independent School District
   (Permanent School Fund Guaranteed):

      Zero Coupon, 8/15/2015                                                                  3,000,000                1,389,240

      4.75%, 2/15/2022                                                                        2,500,000                2,230,525

Irving Independent School District
   (Permanent School Fund Guaranteed):

      Zero Coupon, 2/15/2010                                                                  1,985,000                1,293,624

      Zero Coupon, 2/15/2016                                                                  1,000,000                  445,740

La Porte Independent School District
   (Permanent School Fund Guaranteed)

   4.50%, 2/15/2017                                                                           1,000,000                  900,670


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Lakeway Municipal Utility District

   Zero Coupon, 9/1/2013 (Insured; FGIC)                                                      1,850,000                  972,896

Leon County, PCR (Nucor Corp. Project) 7.375%, 8/1/2009                                         750,000                  771,600

Lower Colorado River Authority, Revenue

   4.50%, 1/1/2017 (Insured; FSA)                                                             1,410,000                1,320,098

Lubbock Health Facilities Development Corporation, Revenue

   (Sears Plains) 5.50%, 1/20/2021                                                            1,000,000                  975,820

Texas (Veterans Housing Assistance) 6.80%, 12/1/2023                                          2,145,000                2,237,943

Texas A & M University, Financing System Revenues

   5.375%, 5/15/2014                                                                            920,000                  935,392

Texas Department Housing and Community Affairs, MFHR

   (Harbors and Plumtree) 6.35%, 7/1/2016                                                     1,300,000                1,341,483

Texas Higher Education Coordinating Board,
   College Student Loan Revenue

   7.30%, 10/1/2003                                                                             170,000                  175,255

Texas National Research Laboratory
   Commission Financing Corp., LR

   (Superconducting Super Collider) 6.95%, 12/1/2012                                            700,000                  822,283

Texas Public Finance Authority, Building Revenue
   (State Preservation Board Project):

      4.50%, 2/1/2018 (Insured; AMBAC)                                                        2,805,000                2,492,383

      4.50%, 2/1/2019 (Insured; AMBAC)                                                        2,165,000                1,898,423

Texas Public Property Finance Corp., Revenue
   (Mental Health and Retardation)

   8.875%, 9/1/2011 (Prerefunded 9/1/2001)                                                      455,000  (a)             472,153

Texas Water Development Board, Revenue,
   State Revolving Fund

   5.25%, 7/15/2017                                                                           1,500,000                1,499,070

Tomball Hospital Authority, Revenue 6%, 7/1/2013                                              5,000,000                4,592,400

Tomball Independent School District

   (Permanent School Fund Guaranteed) 4.75%, 2/15/2020                                        2,515,000                2,262,595

Tyler Health Facility Development Corp., HR

   (East Texas Medical Center Regional Health)
   6.625%, 11/1/2011                                                                          1,135,000                1,005,258

University of Texas (Financing System) University Revenues

   3.75%, 8/15/2018                                                                           5,000,000                4,027,000

Victoria, Utility System Revenue
   4.75%, 12/1/2022 (Insured; MBIA)                                                           1,105,000                  981,174

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Waxahachie Community Development Corp.,

  Sales Tax Revenue:

      Zero Coupon, 8/1/2020 (Insured; MBIA)                                                   1,430,000                  459,202

      Zero Coupon, 8/1/2023 (Insured; MBIA)                                                   1,000,000                  266,600

West Side Calhoun County Navigation District, SWDR

   (Union Carbide Chemical and Plastics)
   8.20%, 3/15/2021                                                                             500,000                  514,110

Ysleta 5%, 11/15/2018                                                                         1,000,000                  949,010

U.S. RELATED--1.4%

Puerto Rico Commonwealth (Public Improvement)
   4.50%, 7/1/2023 (Insured; FSA)                                                               900,000                  801,306

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $58,153,592)                                                                                                 57,587,355
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--3.0%
------------------------------------------------------------------------------------------------------------------------------------

Brazos River Authority, PCR, VRDN

   4.55% (Insured; AMBAC)                                                                     1,300,000  (b)           1,300,000

Sabine River Authority, PCR, VRDN

   4.50% (LOC; Morgan Guaranty Trust)                                                           500,000  (b)             500,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $1,800,000)                                                                                                   1,800,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $59,953,592)                                                              99.6%               59,387,355

CASH AND RECEIVABLES (NET)                                                                          .4%                  250,312

NET ASSETS                                                                                       100.0%               59,637,667


Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

FGIC                      Financial Guaranty Insurance
                             Company

FSA                       Financial Security Assurance

HR                        Hospital Revenue

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

SWDR                      Solid Waste Disposal Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              65.7

AA                               Aa                              AA                                                6.6

A                                A                               A                                                 9.0

BBB                              Baa                             BBB                                               8.9

B                                B                               B                                                 1.7

F-1+, F-1                        MIG1, VMIG1 & P1                SP1 & A1                                          3.0

Not Rated(c)                     Not Rated(c)                    Not Rated(c)                                      5.1

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2001

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  59,953,592  59,387,355

Cash                                                                    344,754

Interest receivable                                                     937,148

Receivable for shares of Beneficial Interest subscribed                  11,842

Prepaid expenses                                                          7,925

                                                                     60,689,024
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            39,109

Payable for investment securities purchased                             967,027

Payable for shares of Beneficial Interest redeemed                       23,772

Accrued expenses                                                         21,449

                                                                      1,051,357
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       59,637,667
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      60,063,086

Accumulated net realized gain (loss) on investments                     140,818

Accumulated net unrealized appreciation (depreciation)

  on investments--Note 4                                               (566,237)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       59,637,667

NET ASSET VALUE PER SHARE

                                                                              Class A            Class B           Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                             52,715,618           6,557,017          365,032

Shares Outstanding                                                          2,604,063             323,983           18,043
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   20.24               20.24            20.23

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended April 30, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,421,974

EXPENSES:

Management fee--Note 3(a)                                              333,251

Shareholder servicing costs--Note 3(c)                                 181,093

Distribution fees--Note 3(b)                                            35,251

Registration fees                                                       17,311

Prospectus and shareholders' reports                                    15,116

Professional fees                                                       10,501

Custodian fees                                                           7,021

Trustees' fees and expenses--Note 3(d)                                   2,061

Loan commitment fees--Note 2                                               561

Miscellaneous                                                            8,725

TOTAL EXPENSES                                                         610,891

Less-reduction in management fee due to

   undertaking--Note 3(a)                                              (60,054)

NET EXPENSES                                                           550,837

INVESTMENT INCOME--NET                                               2,871,137
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                252,182

Net unrealized appreciation (depreciation) on investments            2,580,295

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,832,477

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 5,703,614

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended April 30,
                                              ----------------------------------
                                                     2001                 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,871,137            3,292,246

Net realized gain (loss) on investments           252,182              211,363

Net unrealized appreciation (depreciation)
   on investments                               2,580,295           (6,522,846)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    5,703,614           (3,019,237)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (2,575,149)          (2,765,973)

Class B shares                                   (284,092)            (504,058)

Class C shares                                    (11,896)             (22,215)

Net realized gain on investments:

Class A shares                                       --               (774,143)

Class B shares                                       --               (135,906)

Class C shares                                       --                 (8,474)

TOTAL DIVIDENDS                               (2,871,137)           (4,210,769)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  3,029,305            7,421,968

Class B shares                                    668,499              924,779

Class C shares                                    102,208              248,924

Dividends reinvested:

Class A shares                                  1,136,043            1,661,140

Class B shares                                    156,302              401,134

Class C shares                                      6,059               20,594

Cost of shares redeemed:

Class A shares                                 (6,436,555)         (11,288,329)

Class B shares                                 (2,049,039)          (9,561,557)

Class C shares                                    (18,585)            (555,206)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (3,405,763)         (10,726,553)

TOTAL INCREASE (DECREASE) IN NET ASSETS          (573,286)         (17,956,559)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            60,210,953           78,167,512

END OF PERIOD                                  59,637,667           60,210,953

SEE NOTES TO FINANCIAL STATEMENTS.



                                                      Year Ended April 30,
                                                --------------------------------
                                                     2001                 2000
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       154,473              368,896

Shares issued for dividends reinvested             56,619               84,082

Shares redeemed                                  (321,704)            (569,598)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (110,612)            (116,620)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                        32,710               44,887

Shares issued for dividends reinvested              7,804               20,194

Shares redeemed                                  (103,813)            (474,815)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (63,299)            (409,734)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                         5,006               12,088

Shares issued for dividends reinvested                301                1,034

Shares redeemed                                      (959)             (28,464)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       4,348              (15,342)

(A) DURING THE PERIOD ENDED APRIL 30, 2001, 43,152 CLASS B SHARES REPRESENTING $853,361 WERE AUTOMATICALLY CONVERTED TO 43,153 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2000, 279,353 CLASS B SHARES REPRESENTING $5,593,499 WERE AUTOMATICALLY CONVERTED TO 279,364 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                           Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS A SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            19.33          21.37          21.68          20.99         20.84

Investment Operations:

Investment income--net                                            .96            .98           1.00           1.08          1.17

Net realized and unrealized gain (loss)
   on investments                                                 .91          (1.77)           .21            .99           .41

Total from Investment Operations                                 1.87           (.79)          1.21           2.07          1.58

Distributions:

Dividends from investment income--net                            (.96)          (.98)         (1.00)         (1.08)        (1.17)

Dividends from net realized gain
   on investments                                                  --           (.27)          (.52)          (.30)         (.26)

Total Distributions                                              (.96)         (1.25)         (1.52)         (1.38)        (1.43)

Net asset value, end of period                                  20.24          19.33          21.37          21.68         20.99
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                              9.83          (3.62)          5.66          10.03          7.74
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .85            .85            .85            .72           .37

Ratio of net investment income
   to average net assets                                         4.80           4.95           4.59           4.96          5.54

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                        .10            .14            .07            .18           .55

Portfolio Turnover Rate                                         12.69          22.70          49.67          27.18         61.22
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          52,716         52,464         60,516         59,758        60,849

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                           Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS B SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            19.32          21.37          21.68          20.98         20.84

Investment Operations:

Investment income--net                                            .86            .88            .89            .97          1.06

Net realized and unrealized gain (loss)
   on investments                                                 .92          (1.78)           .21           1.00           .40

Total from Investment Operations                                 1.78           (.90)          1.10           1.97          1.46

Distributions:

Dividends from investment income--net                            (.86)          (.88)          (.89)          (.97)        (1.06)

Dividends from net realized gain
   on investments                                                  --           (.27)          (.52)          (.30)         (.26)

Total Distributions                                              (.86)         (1.15)         (1.41)         (1.27)        (1.32)

Net asset value, end of period                                  20.24          19.32          21.37          21.68         20.98
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                              9.35         (4.14)           5.13           9.53          7.15
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.35          1.35            1.35           1.23           .88

Ratio of net investment income
   to average net assets                                         4.30          4.41            4.09           4.44          5.03

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                        .12           .16             .08            .18           .55

Portfolio Turnover Rate                                         12.69         22.70           49.67          27.18         61.22
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           6,557         7,483          17,031         20,454        17,396

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                              Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS C SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            19.31          21.36          21.67          20.97         20.83

Investment Operations:

Investment income--net                                            .81            .84            .83            .91           .99

Net realized and unrealized gain (loss)
   on investments                                                 .92          (1.78)           .21           1.00           .40

Total from Investment Operations                                 1.73           (.94)          1.04           1.91          1.39

Distributions:

Dividends from investment income--net                            (.81)          (.84)          (.83)         (.91)          (.99)

Dividends from net realized gain
   on investments                                                  --           (.27)          (.52)         (.30)          (.26)

Total Distributions                                              (.81)         (1.11)         (1.35)        (1.21)         (1.25)

Net asset value, end of period                                  20.23          19.31          21.36         21.67          20.97
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                              9.02          (4.33)          4.86          9.24           6.79
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.60           1.60           1.60          1.52          1.19

Ratio of net investment income
   to average net assets                                         4.01           4.15           3.79          4.10          4.57

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                        .12            .15            .11           .15           .54

Portfolio Turnover Rate                                         12.69          22.70          49.67         27.18         61.22
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                             365            265            620           261           129

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company that, effective May 17, 2001, offers eleven series including the Texas Series (the "fund"). The fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $4,532 during the period ended April 30, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audi and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize market discount on municipal securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment, effective May 1, 2001, is to increase accumulated net investment income with an offsetting decrease to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from May 1, 2000 through April 30, 2001 to reduce the management fee paid by the fund, to the extent that the fund' s aggregate expenses, excluding 12b-1 distribution fees, taxes, brokerage fees, commitment fees, interest on borrowings and extraordinary expenses, exceeded an annual rate of .85 of 1% of the value of the fund' s average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $60,054 during the period ended April 30, 2001.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2001, Class B and Class C shares were charged $33,027 and $2,224, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2001, Class A, Class B and Class C shares were charged $134,223, $16,514 and $741, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2001, the fund was charged $23,869 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2001, amounted to $7,339,044 and $11,078,103, respectively.

At April 30, 2001, accumulated net unrealized depreciation on investments was $566,237, consisting of 1,044,817 gross unrealized appreciation and $1,611,054 gross unrealized depreciation.

At April 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Premier State Municipal Bond Fund, Texas Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Texas Series (one of the funds comprising the Dreyfus Premier State Municipal Bond Fund) as of April 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Texas Series at April 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
June 8, 2001



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2001 as " exempt-interest dividends" (not subject to regular Federal income tax, and for individuals who are Texas residents, not subject to taxation by Texas).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2001 calendar year on Form 1099-DIV which will be mailed by January 31, 2002.

                                                             The Fund

                      For More Information

                        Dreyfus Premier State Municipal Bond Fund,
                        Texas Series
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  061AR0401





================================================================================

Dreyfus Premier
State Municipal
Bond Fund,
Virginia Series

ANNUAL REPORT
April 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            19   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                     State Municipal Bond Fund,
                                                                Virginia Series

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, Virginia Series, covering the 12-month period from May 1, 2000 through April 30, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Samuel Weinstock.

Municipal bonds generally provided attractive returns over the 12-month reporting period. Slowing economic growth and lower short-term interest rates helped boost the value of tax-exempt bonds, as did robust demand from investors fleeing the uncertainty of a falling stock market.

In our view, these divergent results indicate the importance of diversifying among different types of investments. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We  encourage  you  to contact your financial advisor for more information about
ways   to  refine  your  investment  strategies  in  the  current  environment.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 14, 2001




DISCUSSION OF FUND PERFORMANCE

Samuel Weinstock, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Virginia Series perform during the period?

For the 12-month period ended April 30, 2001, the fund's Class A shares produced a total return of 9.54%, its Class B shares produced a total return of 9.05% and its Class C shares produced a total return of 8.75%.(1) In comparison, the Lipper Virginia Municipal Debt Funds category average produced a total return of 8.95% for the same period.(2)

We attribute the fund's strong performance to falling interest rates in a weakening economy, as well as surging demand for municipal bonds from investors fleeing a declining stock market. In addition, the fund's performance was enhanced by our efforts to upgrade its holdings.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and Virginia state tax-exempt income as is practical without undue risk from a diversified portfolio of
municipal    bonds.

To achieve this objective, we employ four primary strategies. First, we strive to identify the maturity range that we believe will provide the most favorable returns over the next two years. Second, we evaluate issuers' credit quality to find bonds that we believe provide high yields at attractive prices. Third, we look for bonds with attractive high interest payments, even if they sell at a premium to face value. Fourth, we assess individual bonds' early redemption features, focusing on those that cannot be redeemed soon by their issuers. Typically, the bonds we select for the portfolio will have several of these qualities.

We also use computer models to evaluate the likely performance of bonds under various market scenarios, including a 25 basis-point rise in interest
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

rates and a 50 basis-point decline. When we find securities that we believe will provide participation when the market rises and some protection against declines, we generally tend to hold them for the long term.

What other factors influenced the fund's performance?

When the reporting period began, an overheated U.S. economy led to inflation concerns and a 50 basis-point increase in interest rates by the Federal Reserve Board (the "Fed") in late May 2000. During the summer, however, evidence emerged that the Fed's rate hikes were having the desired effect of slowing the economy. As a result, tax-exempt yields declined modestly, even though the Fed did not change interest rates during the remainder of 2000.

However, at the start of January 2001-- faced with the risk of recession -- the Fed moved aggressively to stimulate economic growth by cutting interest rates by 50 basis points. The Fed then reduced interest rates three more times by 50 basis points each at the end of January, in March, and again in early April. Except for seasonal back-ups related to the payment of income taxes by individuals, yields of tax-exempt bonds generally moved lower in this environment. A substantial part of the municipal bond market's performance was also the result of higher demand from individual investors fleeing the volatility of the stock market.

In this environment, we attempted to upgrade the fund's portfolio for better performance in a slower economy. We sold some of our short-term holdings and reduced our relatively riskier long-term positions, especially bonds from corporate issuers, such as airlines, that we believed might be negatively affected by an economic slowdown. We generally redeployed those assets to high-quality bonds in the intermediate- and long-maturity ranges that feature high levels of liquidity.

Within the context of the Virginia marketplace, which tends to issue a limited supply of new bonds each year, we attempted to diversify the fund's holdings more broadly across the short-, intermediate- and long-term maturity ranges. The combination of these changes and market appreciation caused the fund's average duration -- a measure of sensitivity to changing interest rates -- to decline to a level that was modestly shorter than the average for its peer group.

What is the fund's current strategy?

Our upgrading strategy should help us remain flexible in an uncertain economic environment. As of the end of April, interest rates continued to trend downwards in a relatively weak economy. However, after four rate cuts in as many months, we began to detect signs that the start of an economic recovery may be imminent. If this proves to be the case, interest rates may already be near their lows, an environment in which the fund's holdings of longer term bonds should drive performance. On the other hand, if the economy deteriorates further, the Fed is likely to continue reducing short-term interest rates. Under this scenario, the fund's holdings of short-term and highly rated bonds should benefit performance, in our opinion.

May 14, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-VIRGINIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER INC.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Virginia Series Class A shares and the Lehman Brothers Municipal Bond Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES (THE "FUND") ON 8/1/91 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 7/31/91 IS USED AS THE BEGINNING VALUE ON 8/1/91. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN VIRGINIA MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN VIRGINIA MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 4/30/01

                                                                      Inception                                      From
                                                                        Date         1 Year         5 Years        Inception
---------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                                       8/1/91         4.58%           4.89%        6.43%
WITHOUT SALES CHARGE                                                   8/1/91         9.54%           5.86%        6.94%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                                1/15/93        5.05%           5.00%        5.54% ((+)(+))

WITHOUT REDEMPTION                                                     1/15/93        9.05%           5.33%        5.54% ((+)(+))

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+)(+))                          8/15/95        7.75%           5.07%        5.15%
WITHOUT REDEMPTION                                                     8/15/95        8.75%           5.07%        5.15%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))      THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS
           4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))   ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE END
           OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)(+)(+))THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
           1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

April 30, 2001

STATEMENT OF INVESTMENTS

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--97.6%                                                        Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

VIRGINIA--70.4%

Alexandria 5.50%, 6/15/2017                                                                   2,625,000                2,736,930

Alexandria Redevelopment and Housing Authority,

  Multi-Family Housing Mortgage Revenue

  (Buckingham Village Apartments)

   6.125%, 7/1/2021                                                                           3,000,000                3,059,640

Beford County Industrial Development Authority,

  IDR (Nekossa Packaging Corp. Project)

   5.60%, 12/1/2025                                                                           1,200,000                1,074,588

Chesapeake Bay Bridge and Tunnel Commission District, Revenue,

   General Resolution 5.50%, 7/1/2025 (Insured; MBIA)                                         3,500,000                3,621,205

Chesapeake Toll Road, Expressway Revenue

   5.625%, 7/15/2019                                                                          1,250,000                1,240,037

Dulles Town Center Community Development Authority,

  Special Assessment Tax (Dulles Town Center Project)

   6.25%, 3/1/2026                                                                            3,000,000                2,898,900

Fairfax County Park Authority, Park Facilities Revenue

   6.625%, 7/15/2020                                                                          2,665,000                2,758,302

Fairfax County Redevelopment and Housing Authority, MFHR

  (Paul Spring Retirement Center)

   6%, 12/15/2028 (Insured; FHA)                                                                600,000                  617,796

Fairfax County Water Authority, Water Revenue:

   5.50%, 4/1/2018                                                                            1,655,000                1,713,339

   5.50%, 4/1/2019                                                                            1,830,000                1,885,211

   5.75%, 4/1/2029 (Prerefunded 4/1/2002)                                                     1,525,000  (a)           1,561,524

Hampton Redevelopment and Housing Authority,

  First Mortgage Revenue (Olde Hampton Hotel

   Associates Project) 6.50%, 7/1/2016                                                        2,000,000                1,883,020

Industrial Development Authority of the
   County of Henrico, SWDR (Browning-Ferris
   Industries of South Atlantic, Inc. Project)

   5.45%, 1/1/2014                                                                            3,500,000                3,089,030

Industrial Development Authority of the

  County of Prince William, Revenue:

    Hospital Facility (Potomac Hospital Corp. of Prince William)

         6.85%, 10/1/2025 (Prerefunded 10/1/2005)                                             1,000,000  (a)           1,137,400

      (Potomac Place) 6.25%, 12/20/2027                                                         700,000                  733,670

      Residential Care Facility (First Mortgage-Westminster

         Lake Ridge) 6.625%, 1/1/2026                                                         1,500,000                1,504,275


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

VIRGINIA (CONTINUED)

Industrial Development Authority of the Town of West Point,

   SWDR (Chesapeake Corp. Project) 6.375%, 3/1/2019                                             500,000                  450,315

Isle Wight County Industrial Development Authority,

  Solid Waste Disposal Facilities Revenue

   (Union Camp Corp. Project) 6.10%, 5/1/2027                                                 2,850,000                2,827,969

Prince William County Park Authority, Revenue

   6.875%, 10/15/2016 (Prerefunded 10/15/2004)                                                3,000,000  (a)           3,353,100

Richmond Metropolitan Authority, Expressway Revenue

   5.25%, 7/15/2017 (Insured; FGIC)                                                           3,100,000                3,183,390

Staunton Industrial Development Authority,

  Educational Facilities Revenue (Mary Baldwin College)

   6.75%, 11/1/2021                                                                           2,000,000                2,060,980

University of Virginia, University Revenue 5.75%, 5/1/2021                                    1,200,000                1,233,720

Upper Occoquan Sewer Authority, Regional Sewer Revenue

   5.15%, 7/1/2020 (Insured; MBIA)                                                            2,000,000                1,988,520

Virginia College Building Authority, Educational Facilities Revenue

  (Washington and Lee University Project)

   5.25%, 1/1/2031 (Insured; MBIA)                                                            3,000,000                2,988,600

Virginia Housing Development Authority:

  Commonwealth Mortgage:

      5.80%, 1/1/2018                                                                         2,000,000                2,055,340

      6.60%, 7/1/2020                                                                         1,075,000                1,098,801

      5.50%, 1/1/2022                                                                         2,575,000                2,562,202

   Multi-Family Housing 5.95%, 5/1/2016                                                       2,000,000                2,057,600

Virginia Public Building Authority, Public Facilities Revenue

   5.75%, 8/1/2018                                                                            2,500,000                2,630,700

Virginia Resouce Authority, Clean Water Revenue

   (State Revolving Fund) 5.375%, 10/1/2022                                                   3,035,000                3,059,401

U.S. RELATED--27.2%

Childrens Trust Fund Tobacco Settlement Revenue,
   Asset Backed Bonds 6%, 7/1/2026                                                            3,000,000                3,125,250

Commonwealth of Puerto Rico

   6.581%, 7/1/2012                                                                           2,950,000  (b,c)         3,444,243

   (Public Improvement):

      5.50%, 7/1/2012 (Insured; MBIA)                                                            50,000                   54,189

      5.25%, 7/1/2015 (Insured; MBIA)                                                         3,000,000                3,132,720

      6%, 7/1/2026 (Prerefunded 7/1/2007)                                                     1,500,000  (a)           1,686,690

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED (CONTINUED)

Guam Airport Authority, Revenue 6.70%, 10/1/2023                                              2,000,000                2,079,180

Puerto Rico Highway and Transportation Authority

  Highway Revenue:

      5.50%, 7/1/2015 (Insured; MBIA)                                                            20,000                   21,394

      6.562%, 7/1/2015                                                                        3,990,000  (b,c)         4,546,166

Puerto Rico Ports Authority, Special Facilities Revenue

   (American Airlines) 6.25%, 6/1/2026                                                        3,000,000                3,064,260

Virgin Islands Public Finance Authority, Revenue

   Gross Receipts Taxes Loan Note 6.50%, 10/1/2024                                            3,000,000                3,194,940
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $85,064,784)                                                              97.6%               87,414,537

CASH AND RECEIVABLES (NET)                                                                         2.4%                2,131,604

NET ASSETS                                                                                       100.0%               89,546,141




Summary of Abbreviations

FGIC             Financial Guaranty Insurance Company

FHA              Federal Housing Administration

IDR              Industrial Development Revenue

MBIA             Municipal Bond Investors Assurance
                    Insurance Corporation

MFHR             Multi-Family Housing Revenue

SWDR             Solid Waste Disposal Revenue

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              43.6

AA                               Aa                              AA                                               16.9

A                                A                               A                                                 3.5

BBB                              Baa                             BBB                                              18.6

BB                               Ba                              BB                                                4.0

Not Rated (d)                    Not Rated (d)                   Not Rated( d)                                    13.4

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
     PERIODICALLY.

(C)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT APRIL 30,
     2001, THESE SECURITIES AMOUNTED TO $7,990,409 OR 8.9% OF NET ASSETS.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  85,064,784  87,414,537

Cash                                                                    565,219

Interest receivable                                                   1,515,334

Receivable for shares of Beneficial Interest subscribed                 145,010

Prepaid expenses                                                          6,914

                                                                     89,647,014
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            68,541

Payable for shares of Beneficial Interest redeemed                        3,339

Accrued expenses                                                         28,993

                                                                        100,873
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       89,546,141
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      89,509,419

Accumulated net realized gain (loss) on investments                 (2,313,031)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                              2,349,753
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       89,546,141

NET ASSET VALUE PER SHARE

                                                                              Class A           Class B        Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                             68,143,862        19,034,863      2,367,416

Shares Outstanding                                                          4,126,248         1,152,847        143,455
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   16.51            16.51           16.50

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended April 30, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      5,329,905

EXPENSES:

Management fee--Note 3(a)                                              495,428

Shareholder servicing costs--Note 3(c)                                 279,979

Distribution fees--Note 3(b)                                           118,980

Registration fees                                                       15,807

Professional fees                                                       14,058

Prospectus and shareholders' reports                                    13,251

Custodian fees                                                          10,418

Trustees' fees and expenses--Note 3(d)                                   2,918

Loan commitment fees--Note 2                                               838

Miscellaneous                                                           10,457

TOTAL EXPENSES                                                         962,134

INVESTMENT INCOME--NET                                               4,367,771
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              (260,907)

Net unrealized appreciation (depreciation) on investments            4,027,306

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               3,766,399

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 8,134,170

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended April 30,
                                              ----------------------------------
                                                     2001              2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,367,771           4,871,421

Net realized gain (loss) on investments          (260,907)         (2,049,473)

Net unrealized appreciation (depreciation)
   on investments                               4,027,306          (7,002,802)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    8,134,170          (4,180,854)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (3,369,004)         (3,555,627)

Class B shares                                   (883,605)         (1,183,931)

Class C shares                                   (115,162)           (131,863)

Net realized gain on investments:

Class A shares                                       --               (14,353)

Class B shares                                       --                (4,898)

Class C shares                                       --                  (521)

TOTAL DIVIDENDS                               (4,367,771)          (4,891,193)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  6,481,758          13,520,146

Class B shares                                  2,878,371           2,450,891

Class C shares                                    474,696           1,029,974

Dividends reinvested:

Class A shares                                  1,649,479           1,781,475

Class B shares                                    460,099             610,636

Class C shares                                     32,989              33,411

Cost of shares redeemed:

Class A shares                                (9,835,036)         (13,581,470)

Class B shares                                (6,225,874)         (14,374,110)

Class C shares                                (1,308,061)            (939,870)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (5,391,579)          (9,468,917)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (1,625,180)         (18,540,964)
--------------------------------------------------------------------------------

NET ASSETS:

Beginning of Period                            91,171,321          109,712,285

END OF PERIOD                                  89,546,141           91,171,321

SEE NOTES TO FINANCIAL STATEMENTS.


                                                      Year Ended April 30,
                                                --------------------------------
                                                     2001              2000
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A( A)

Shares sold                                       397,736             819,840

Shares issued for dividends reinvested            100,896             110,040

Shares redeemed                                  (605,532)           (834,478)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (106,900)             95,402
--------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                       176,128             149,838

Shares issued for dividends reinvested             28,168              37,644

Shares redeemed                                  (382,803)           (873,486)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (178,507)           (686,004)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        28,527              64,286

Shares issued for dividends reinvested              2,023               2,071

Shares redeemed                                   (79,640)            (58,119)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (49,090)              8,238

(A) DURING THE PERIOD ENDED APRIL 30, 2001, 224,386 CLASS B SHARES REPRESENTING $3,661,364 WERE AUTOMATICALLY CONVERTED TO 224,410 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2000, 471,244 CLASS B SHARES REPRESENTING $7,723,625 WERE AUTOMATICALLY CONVERTED TO 471,274 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except porfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                             Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS A SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            15.84          17.31          17.37          16.61         16.27

Investment Operations:

Investment income--net                                            .81            .83            .85            .88           .94

Net realized and unrealized gain (loss)
   on investments                                                 .67          (1.47)           .17            .76           .34

Total from Investment Operations                                 1.48           (.64)          1.02           1.64          1.28

Distributions:

Dividends from investment income--net                            (.81)          (.83)          (.85)          (.88)         (.94)

Dividends from net realized
   gain on investments                                             --           (.00)(a)       (.23)          (.00)(a)        --

Total Distributions                                              (.81)          (.83)         (1.08)          (.88)         (.94)

Net asset value, end of period                                  16.51          15.84          17.31          17.37         16.61
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                             9.54          (3.65)          5.98          10.05          8.02
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA ($):

Ratio of expenses to average net assets                           .93            .97            .92            .75           .39

Ratio of net investment income
   to average net assets                                         4.99           5.12           4.83           5.10          5.67

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                         --             --            --             .14           .55

Portfolio Turnover Rate                                         31.73          31.63          30.19          21.25         45.29
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          68,144         67,043         71,612         65,086        61,099

(A) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                            Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS B SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            15.83          17.31          17.37          16.60         16.27

Investment Operations:

Investment income--net                                            .73            .75            .76            .79           .86

Net realized and unrealized gain (loss)
   on investments                                                 .68          (1.48)           .17            .77           .33

Total from Investment Operations                                 1.41           (.73)           .93           1.56          1.19

Distributions:

Dividends from investment income--net                            (.73)          (.75)          (.76)         (.79)          (.86)

Dividends from net realized
   gain on investments                                             --           (.00)(a)       (.23)         (.00)(a)         --

Total Distributions                                             (.73)           (.75)          (.99)         (.79)          (.86)

Net asset value, end of period                                 16.51           15.83          17.31         17.37          16.60
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                            9.05          (4.21)           5.44          9.56           7.41
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                         1.44           1.48            1.43          1.26           .90

Ratio of net investment income
   to average net assets                                        4.48           4.59            4.32          4.58          5.15

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                         --            --             --            .14           .55

Portfolio Turnover Rate                                        31.73          31.63           30.19         21.25         45.29
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         19,035         21,081          34,912        40,100        35,787

(A) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                               Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS C SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            15.83          17.30          17.36          16.60         16.26

Investment Operations:

Investment income--net                                            .69            .71            .72            .75           .81

Net realized and unrealized gain (loss)
   on investments                                                 .67          (1.47)           .17            .76           .34

Total from Investment Operations                                 1.36           (.76)           .89           1.51          1.15

Distributions:

Dividends from investment income-net                             (.69)          (.71)          (.72)          (.75)         (.81)

Dividends from net realized
   gain on investments                                             --           (.00)(a)       (.23)          (.00)(a)       --

Total Distributions                                              (.69)          (.71)          (.95)          (.75)         (.81)

Net asset value, end of period                                  16.50          15.83          17.30          17.36         16.60
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                             8.75          (4.37)          5.19           9.22          7.18
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.67           1.70           1.66           1.54          1.17

Ratio of net investment income
   to average net assets                                         4.27           4.37           4.06           4.24          4.83

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                         --             --             --            .11           .54

Portfolio Turnover Rate                                         31.73          31.63          30.19           21.25         45.29
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x1,000)                            2,367          3,048          3,188          1,996           674

(A) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company that, effective May 17, 2001, offers eleven series including the Virginia Series (the "fund"). The fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled  a  month  or  more after the trade date. Under the terms of the custody agreement,  the  fund  receives  net  earnings  credits  based on available cash
balances    left    on    deposit.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize market discount on municipal securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment effective May 1, 2001, is to increase accumulated net investment income with an offsetting decrease to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The  fund  has  an  unused  capital  loss  carryover of approximately $2,065,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2001. This amount is calculated based on Federal income tax regulation which may differ from
financial    reporting    in    accordance    with
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

accounting principles generally accepted in the United States. If not applied, $423,000 of the carryover expires in fiscal 2008 and $1,642,000 expires in fiscal 2009.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2001, Class B and Class C shares were charged $98,764 and $20,216, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institu tion or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2001, Class A, Class B and Class C shares were charged $169,074, $49,382 and $6,739, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2001, the fund was charged $45,197 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2001, amounted to $27,884,532 and $28,415,722, respectively.

At April 30, 2001, accumulated net unrealized appreciation on investments was $2,349,753, consisting of $3,260,814 gross unrealized appreciation and $911,061 gross unrealized depreciation.

At April 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Premier State Municipal Bond Fund, Virginia Series.

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Virginia Series (one of the Funds comprising the Dreyfus Premier State Municipal Bond Fund) as of April 30, 2001 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Virginia Series at April 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
June 8, 2001



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2001 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Virginia residents, Virginia personal income taxes).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2001 calendar year on Form 1099-DIV which will be mailed by January 31, 2002.

                                                             The Fund

                      For More Information

                        Dreyfus Premier State Municipal Bond Fund, Virginia
                        Series
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  066AR0401